                                 [CALAMOS ICON]
                        ANNUAL REPORT    MARCH 31, 2001

                              CALAMOS Convertible Fund
                              CALAMOS Convertible Growth and Income Fund
                              CALAMOS Market Neutral Fund
                              CALAMOS Growth Fund
                              CALAMOS Global Convertible Fund
                              CALAMOS High Yield Fund
                              CALAMOS Convertible Technology Fund

                                 [CALAMOS ICON]
                              CALAMOS(R) Family of Funds

                                 [CALAMOS LOGO]

                                                                    CALAMOS

President's Letter

President Photo
Dear Shareholder,

As the CALAMOS Family of Funds fiscal year ended on March 31, 2001, we look back on an equity market which met with considerable difficulties beginning one year ago and did not spring back. In this challenging environment, the Funds demonstrated the value of our proprietary investment process in pursuing diverse objectives; CALAMOS convertible strategies substantially outperformed the broad convertible market, buoyed by fixed income's dynamic showing and greatly surpassing poorly performing stocks. This is how convertibles should act, lessening volatility while pursuing attractive returns, but unfortunately, many convertible investors did not even approach our level of achievement as the overall convertible market, as measured by the First Boston Convertible Index(1) lost almost 19% for the period. Similarly, the CALAMOS Growth Fund held up well relative to the equity markets and especially the NASDAQ(2), thanks to our disciplined process and nimble implementation.

A WORD ABOUT CONVERTIBLE BONDS

In interpreting the report that follows, remember that the risk/reward aspect of the CALAMOS Family of Funds is intrinsic to our investment programs. In the funds that are primarily invested in convertible securities, risk/reward measures the relationship of a fund's upside potential versus the downside protection that convertibles' fixed-income characteristics help to provide. A favorable risk/reward ratio is maintained by taking profits on convertibles that have increased in price and become more equity sensitive and replacing them with convertibles closer to par with stronger fixed-income features, as well as by selling issues that are not attaining our performance expectations. This strategy allows the funds to be appropriately aggressive while retaining defensive characteristics.

In terms of new convertible issuance, this was an exceptional period. Convertibles' value as a tool in funding business development was recognized by industries across the spectrum through a record level of new convertibles. During the past 12 months, we have seen over 175 new domestic issues totaling about $60 billion, significantly expanding the range of investment opportunities available to us.

RECOGNITION FOR CALAMOS FUNDS

We are pleased with the CALAMOS Funds' performance and the resulting recognition by Morningstar as documented in the following pages, especially in light of the dismal equity markets. We are particularly excited about the CALAMOS Growth Fund, our aggressive-growth equity fund, which was recognized by prestigious industry rankings and top media outlets for stellar returns relative to its peers.

In addition, we are gratified by the growing confidence investors have placed in our services. As of March 31, 2001, the Funds have reached over $730 million in assets under management, more than doubling assets for the second year in a row.

SERVING YOU MORE EFFECTIVELY

During the past year, the CALAMOS Family of Funds has added capabilities to serve investors more effectively. Specifically, we have:

- Introduced Class B shares in addition to existing Share Classes A, C and I, offering a wider array of choices to investors.

- Introduced the CALAMOS Convertible Technology Fund, becoming the first specialty convertible manager to offer a mutual fund combining the performance potential of technology with the risk-management characteristics of convertible bonds. The fund helps investors with moderate risk tolerance stay in the technology and telecomm sectors, consistent with our belief that technology is fundamental to the economy's long-term recovery despite near-term challenges.

                                 [CALAMOS LOGO]

                                                                    CALAMOS
President's Letter

- Reduced the annual distribution (12b-1) fee to .25% from .50% of the average daily net assets for Class A shares. This immediately lowered total expenses of Class A shares for the Convertible Fund and the Convertible Growth and Income Fund (but did not immediately impact the other funds because their fees were capped).

- Welcomed Firstar Mutual Fund Services, LLC as our new transfer agent.

- Expanded the information available on our web site (www.calamos.com) to improve investors' access to the data they need to manage their financial well-being.

We also renamed two funds to communicate their strategies more effectively, with the Growth and Income Fund becoming the CALAMOS Convertible Growth and Income Fund and the Global Growth and Income Fund becoming the CALAMOS Global Convertible Fund.

OUR PROCESS IS OUR LONG-STANDING STRENGTH

While the CALAMOS Family of Funds is aggressively changing to offer investors more advantages, the power of our process remains constant. Nick P. Calamos, managing director of research and portfolio management, and I have managed the funds together since their inception. A highly qualified team of professionals, including John P. Calamos, Jr., portfolio manager, supports us. We also have access to a sophisticated investment process, supported by a number of proprietary quantitative models that have been proven over time.

In addition, we actively manage tax implications all year long as appropriate for each fund's objectives to help our investors keep more of their investment earnings.

LOOKING AHEAD

At CALAMOS, we believe that the current market correction is cyclical rather than secular. The secular bond market, which began with the end of secular inflation in the early 1980s and strengthened with the end of the Cold War, is riding a wave of unprecedented opportunity. The global move to democracy, technological advancements and individual freedom is unprecedented. Strong long-term economic trends have been established, and they have not reversed this past year. Furthermore, we observe that today's stock market valuations appear to be reasonable, with the extremes taken out of the market.

We are not minimizing the current market decline; it has been painful and costly for many investors and may continue to be so for the next few quarters. But we also firmly believe that building and maintaining wealth is based on controlling risk within a solid framework of a long-term financial plan, not short-term market timing. Therefore we urge investors to stay in the market with a well-designed investment program and a long-term focus.

Thank you for your continuing confidence in the CALAMOS Family of Funds. We remain firmly committed to helping you achieve financial success with security.

Sincerely,

/s/ John P. Calamos
John P. Calamos
President

(1) The Credit Suisse First Boston Convertible Index is an unmanaged index that is often used as a performance benchmark for convertible accounts. This index generally includes 250-300 issues, excluding mandatory convertibles.

(2) The NASDAQ Composite Index measures the performance of all issues listed in the NASDAQ Stock Market, except for rights, warrants, units and convertible debentures.

                                 [CALAMOS LOGO]

                                                                    CALAMOS
Investment Process

Today's volatile financial markets require exhaustive research to make intelligent investment decisions. At CALAMOS, we conduct continual analysis using our extensive resources to support bottom-up selection based on each issue's fundamentals, accompanied by top-down sector considerations.

Each step of our disciplined investment process, tested over 20 years, focuses on a specific component of each security. The following four steps pertain to convertibles since they have both fixed-income and equity characteristics; the steps are adjusted as appropriate for fixed-income and equity securities:

1. PRINCIPAL PRESERVATION.
   We look at the fixed-income attributes to assess the potential level of principal stability provided by the issue under consideration.

2. COMPANY GROWTH PROSPECTS.
   We analyze the underlying equity component of the issue to quantify the company's growth prospects: earnings potential, cash flow return on capital and expected return.

3. RISK/REWARD.
   We integrate the credit and equity analyses with a convertible evaluation to ascertain the most probable range of price movements over the expected investment time horizon, assessing the issue's risk/reward range and its over- or undervaluation.

4. FIT WITHIN OVERALL PORTFOLIO.
   We analyze the security's fit within the overall portfolio, reviewing the risk/reward parameters relative to the Fund's guidelines, macroeconomic factors and impact on the portfolio's industry group and economic sector design.

                                 [CALAMOS LOGO]

                                                                    CALAMOS
Convertible Fund
                                                       A SHARES, AS OF 3/31/2001
SYMBOL
CCVIX
INCEPTION DATE
June 21, 1985


                             [MORNINGSTAR(TM) LOGO]
                                    * * * *
                                 OVERALL RATING

              Out of 4,298 Domestic Equity Funds
For the 3-, 5-, and 10-year periods ended 3/31/01, the Fund's Class A shares received five stars, four stars and four stars among 4,298, 2,653 and 839 domestic equity funds, respectively.
Morningstar proprietary ratings on U.S.-domiciled funds reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated from a Fund's 3-, 5-, and 10-year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The Overall Morningstar Rating is a weighted average based on the 3, 5 and 10 year risk-adjusted performance. The top 10% of funds in an investment category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. Ratings reflect the effect of sales charges.

The CALAMOS Convertible Fund significantly outperformed its peer group for the fiscal year ended March 31, 2001 in a very challenging equity market. The most conservative of the three CALAMOS domestic convertible funds, its primary objective is current income and its secondary objective is growth. In combination, the CALAMOS Convertible Growth and Income Fund and the Convertible Fund represent most of the convertible opportunities identified by the firm.
The technology and telecommunications sectors, when taken together, form the largest part of the domestic convertible universe. The Fund began reducing its positions in those sectors well over a year ago, and their combined weighting was reduced to less than 20% by March 31. While the Fund added substantial value through this sector reallocation, it was even more successful in applying the investment process to the selection of individual issues. Specific tech/telecomm issues proved especially positive.
The Fund also benefited from our overweighting of the financial and consumer cyclical sectors. At the same time, a moderate underweighting in energy detracted from performance as the industry gained from price increases and heightened demand. Our limited number of utility holdings, including high-flying Calpine Corporation (2.57% of net assets as of 3/31/01) and AES Corporation (1.83%), benefited the Fund's performance. As the period progressed, we increased weightings in consumer cyclicals and utilities.

A high-grade convertible fund, the CALAMOS Convertible Fund maintains an average credit-quality rating of investment grade with over 60% of the Fund in these holdings at period end. During the fiscal year, the Fund benefited from this overweighting in investment-grade issues relative to the convertible market. In addition, the bottom-up selection of below-investment-grade issues benefited relative performance.

The Fund has been relatively low in equity sensitivity, benefiting performance in a market in which any equity exposure has generally proven painful. Still, in managing the Fund, we strive to position the portfolio for the environment we anticipate six to 12 months ahead. Therefore, we are cautiously building our technology, consumer growth, and consumer cyclical exposures by purchasing issues that hold up to our stringent analysis and are available at reasonable prices. We believe the Convertible Fund is well positioned to benefit from the unique characteristics of convertible bonds as we look for the economy to pick up steam in the future.

                                                                    CALAMOS

Convertible Fund

                                 [CALAMOS LOGO]

                                                                              AVERAGE ANNUAL TOTAL RETURN+
                                                     ------------------------------------------------------------------------------
  CONVERTIBLE FUND             ONE YEAR                   FIVE YEARS                 TEN YEARS                 SINCE INCEPTION
                         ----------------------------------------------------------------------------------------------------------
                                        LOAD                       LOAD                       LOAD                       LOAD
                                      ADJUSTED                   ADJUSTED                   ADJUSTED                   ADJUSTED
A SHARES: Inception
  6/21/85                 -3.22%       -7.80%        15.39%       14.28%        14.48%       13.93%        12.38%       12.03%
B SHARES: Inception
  9/11/00                    NA           NA            NA           NA            NA           NA          5.29%         .03%
C SHARES: Inception
  7/5/96                  -3.13%          NA            NA           NA            NA           NA         15.58%          NA
I SHARES: Inception
  6/25/97                 -3.09%          NA            NA           NA            NA           NA         14.35%          NA
LIPPER CONVERTIBLE
  MUTUAL FUND
  AVERAGE*               -17.01%          NA          9.84%          NA         11.34%          NA         10.25%          NA
VALUE LINE
  CONVERTIBLE INDEX**    -17.89%          NA          5.26%          NA         10.08%          NA          9.00%          NA

 * The Lipper Convertible Mutual Fund Average is composed of all the mutual funds that invest primarily in convertible securities. Lipper Mutual Fund Averages are equally weighted and reflect investment of capital gain distributions and income dividends. Source: Frank Russell Company.

** The Value Line Convertible Index is an unmanaged index of convertible bonds and preferred stocks and is generally considered representative of the U.S. convertible securities market. Source: Frank Russell Company.

 + Average annual total return measures net investment income and capital gain or loss as an annualized average assuming reinvestment of dividends and capital gains distributions.

   Past performance does not guarantee future results. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

   For Class A shares, performance has been adjusted for the 4.75% sales charge in the shaded area of the chart. For Class B shares, in the shaded area of the chart, performance has been adjusted for the maximum 5% contingent deferred sales charge applicable to the redemption within one year of purchase.

   Performance shown includes the effects of an overpayment of dividends and/or capital gains distribution to shareholders of certain classes of shares of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc.), which increased certain return figures.

                                                                    CALAMOS

Convertible Fund

                                 [CALAMOS LOGO]

GROWTH OF $10,000
Based on a hypothetical investment made in the CALAMOS Convertible Fund.


[LEGEND]


PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS. THE GRAPHS AND PRECEDING TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

FUND PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CONTINGENT DEFERRED SALES CHARGE IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES.

[GRAPHIC IMAGE]

                                                   CALAMOS CONVERTIBLE       VALUE LINE CONVERTIBLE        LIPPER CONVERTIBLE
                                                   FUND CLASS A SHARES               INDEX**              MUTUAL FUND AVERAGE*
                                                   -------------------       ----------------------       --------------------
3/91                                                       9525                       10000                       10000
                                                           9514                       10125                       10060
                                                          10179                       10832                       10556
12/91                                                     11261                       11474                       10640
                                                          11304                       11756                       11684
                                                          11068                       11776                       11702
                                                          11493                       12286                       12266
12/92                                                     12119                       13026                       12913
                                                          12781                       13778                       13926
                                                          13197                       14135                       14296
                                                          13888                       14864                       15139
12/93                                                     14246                       15128                       15677
                                                          13735                       14807                       15793
                                                          13159                       14425                       15256
                                                          13633                       14856                       15757
12/94                                                     13196                       14407                       15073
                                                          13945                       15162                       16015
                                                          15338                       16124                       17537
                                                          16345                       17074                       18893
12/95                                                     17056                       17484                       19155
                                                          17955                       18310                       20228
                                                          18360                       18709                       20942
                                                          18465                       19254                       21482
12/96                                                     19905                       20102                       22284
                                                          20278                       20248                       22586
                                                          22447                       22059                       24401
                                                          23895                       23951                       26929
12/97                                                     24048                       23648                       26309
                                                          26654                       25411                       28539
                                                          26977                       25034                       27636
                                                          24135                       22168                       24021
12/98                                                     26847                       24597                       24913
                                                          27499                       25231                       25146
                                                          29088                       27269                       27276
                                                          28878                       26762                       27000
12/99                                                     36268                       32127                       29772
                                                          37978                       35274                       31825
                                                          37068                       34186                       30089
                                                          39857                       35082                       30224
12/00                                                     38847                       31971                       26705
3/01                                                      36896                       29273                       26132

[GRAPHIC IMAGE]

                                                   CALAMOS CONVERTIBLE       VALUE LINE CONVERTIBLE        LIPPER CONVERTIBLE
                                                   FUND CLASS B SHARES               INDEX**              MUTUAL FUND AVERAGE*
                                                   -------------------       ----------------------       --------------------
9/00                                                      10000                       10000                       10000
12/00                                                      9944                        9113                        8836
3/01                                                      10002                        8344                        8646

[GRAPHIC IMAGE]

                                                   CALAMOS CONVERTIBLE       VALUE LINE CONVERTIBLE        LIPPER CONVERTIBLE
                                                   FUND CLASS C SHARES               INDEX**              MUTUAL FUND AVERAGE*
                                                   -------------------       ----------------------       --------------------
                                                          10000                       10000                       10000
                                                          10137                       10661                       10586
12/96                                                     10915                       11130                       10982
                                                          11111                       11210                       11130
                                                          12278                       12213                       12025
                                                          13051                       13261                       13271
12/97                                                     13117                       13093                       12965
                                                          14533                       14069                       14064
                                                          14679                       13861                       13619
                                                          13123                       12274                       11838
12/98                                                     14579                       13618                       12277
                                                          14915                       13969                       12392
                                                          15765                       15098                       13442
                                                          15623                       14817                       13305
12/99                                                     19607                       17787                       14671
                                                          20489                       19530                       15683
                                                          19977                       18928                       14828
                                                          21435                       19424                       14894
12/00                                                     20856                       17701                       13160
3/01                                                      19863                       16207                       12878

                                                                    CALAMOS

Convertible Fund

                                 [CALAMOS LOGO]
GROWTH OF $10,000
Based on a hypothetical investment made in the CALAMOS Convertible Fund.


[LEGEND]

[GRAPHIC IMAGE]

                                                                             LIPPER
                                     CALAMOS                               CONVERTIBLE                             VALUE LINE
                                CONVERTIBLE FUND                           MUTUAL FUND                             CONVERTIBLE
                                 CLASS I SHARES                             AVERAGE*                                  INDEX*
                                ---------------                            ----------                               ----------
6/97                                  10000                                   10000                                   10000
                                      10628                                   10858                                   11036
12/97                                 10702                                   10721                                   10782
                                      11880                                   11520                                   11696
                                      12034                                   11349                                   11325
                                      10795                                   10050                                    9844
12/98                                 12025                                   11151                                   10210
                                      12338                                   11438                                   10305
                                      13066                                   12362                                   11178
                                      12974                                   12132                                   11065
12/99                                 16309                                   14564                                   12201
                                      17108                                   15991                                   13042
                                      16714                                   15498                                   12331
                                      17985                                   15904                                   12386
12/00                                 17535                                   14494                                   10944
3/01                                  16571                                   13270                                   10709

* The Lipper Convertible Mutual Fund Average is composed of all the mutual funds that invest primarily in convertible securities. Lipper Mutual Fund Averages are equally weighted and reflect investment of capital gain distributions and income dividends. Source: Lipper Analytical Services.

** The Value Line Convertible Index is an unmanaged index of convertible bonds and preferred stocks and is generally considered representative of the U.S. convertible securities market. Source: Frank Russell Company.

                                 [CALAMOS LOGO]

                                                                    CALAMOS
Convertible Growth and Income Fund
                                                       A SHARES, AS OF 3/31/2001
SYMBOL
CVTRX
INCEPTION DATE
September 22, 1988


                             [MORNINGSTAR(TM) LOGO]
                                   * * * * *
                                 OVERALL RATING

              Out of 4,298 Domestic Equity Funds
For the 3-, 5- and 10-year periods ended 3/31/01, the Fund received five stars among 4,298, 2,653, and 839 funds respectively.
Morningstar proprietary ratings on U.S.-domiciled funds reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated from a Fund's 3-, 5-, and 10-year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The Overall Morningstar Rating is a weighted average based on the 3, 5 and 10 year risk-adjusted performance. The top 10% of funds in an investment category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. Ratings reflect the effect of sales charges.

The CALAMOS Convertible Growth and Income Fund, while more aggressive in its strategy than the Convertible Fund, joined with its sister fund in far outperforming the Lipper Convertible Mutual Fund Average.
Although the considerable underweighting of telecomm assisted returns relative to the broader convertible market, the Fund added greater value through issue selection than through sector weighting. The biggest pluses were in the selection of specific holdings in tech and telecomm, including such companies as NVIDIA Corp. (0.25% of net assets as of 3/31/01) (semiconductors) and Anixter International (0.98%) (electronic instruments).

Tech's share of the portfolio was greatly trimmed back over the period, leaving the sector at only 22.08% of assets at period end. We initiated this move during the previous fiscal year, systematically reducing its weighting over a 15-month period. In particular, consumer growth staples and consumer cyclicals are well represented at period-end with issues we believe to be undervalued.
Telecomm also added a great deal of value relative to the broader convertible market because of bottom-up issue selection. Though the average weight of this sector during the fiscal year was about half of the broader convertible market's, the names we chose benefited performance. Over time, we took profits and sold issues to pursue opportunities that had become relatively more attractive, leaving only 1.72% of the Fund in telecomm as of 3/31/01.

Of the convertible funds in the CALAMOS Family of Funds, the CALAMOS Convertible Growth and Income Fund entails more risk and correspondingly, a greater potential for reward. It focuses on companies that are growing earnings or cash flow rapidly, as well as companies with opportunities arising from new products, management changes and merger activity. We search out aggressive growth opportunities in the convertible market and include many B and BB rated issues. Typically these are small-to mid-sized companies. Still, by the end of the period, 61.16% of the Fund was in investment-grade bonds (BBB or better). In addition, half was in large-cap companies, with another 33% in mid-caps. These trends reflect our anticipation of a market flight to quality during challenging times.

The CALAMOS Convertible Growth and Income Fund places an equal emphasis on capital appreciation and income, unlike the more conservative CALAMOS Convertible Fund, which favors income over growth. At period end, common stocks comprised almost 6% of the Fund.

                                                                    CALAMOS

Convertible Growth and Income Fund
                                 [CALAMOS LOGO]

In recent years, the markets have been highly volatile, and this volatility is intensifying. Convertibles can offer investors an effective approach to managing risk since they seek to furnish consistent bond returns while participating in the growth potential of the underlying equity. We believe the CALAMOS Convertible Growth and Income Fund is opportunistically positioned towards maintaining an attractive risk/reward relationship with respectable returns regardless of the market's twists and turns.

                                                                              AVERAGE ANNUAL TOTAL RETURN+
     CONVERTIBLE                                     ------------------------------------------------------------------------------
     GROWTH AND
     INCOME FUND               ONE YEAR                   FIVE YEARS                 TEN YEARS                 SINCE INCEPTION
                         ----------------------------------------------------------------------------------------------------------
                                        LOAD                       LOAD                       LOAD                       LOAD
                                      ADJUSTED                   ADJUSTED                   ADJUSTED                   ADJUSTED
A SHARES: Inception
  9/22/88                 -6.83%       -11.25%       19.87%       18.71%        17.45%       16.88%        16.12%       15.67%
B SHARES: Inception
  9/11/00                    NA            NA           NA           NA            NA           NA           .98%       -4.07%
C SHARES: Inception
  8/5/96                  -5.80%           NA           NA           NA            NA           NA         20.93%          NA
I SHARES: Inception
  9/18/97                 -6.61%           NA           NA           NA            NA           NA         18.90%          NA
LIPPER CONVERTIBLE
  MUTUAL FUND
  AVERAGE*               -17.01%           NA         9.84%          NA         11.34%          NA         10.75%          NA
VALUE LINE
  CONVERTIBLE INDEX**    -17.89%           NA         5.26%          NA         10.08%          NA          9.09%          NA

 * The Lipper Convertible Mutual Fund Average is composed of all the mutual funds that invest primarily in convertible securities. Lipper Mutual Fund Averages are equally weighted and reflect investment of capital gain distributions and income dividends. Source: Frank Russell Company.

** The Value Line Convertible Index is an unmanaged index of convertible bonds and preferred stocks and is generally considered representative of the U.S. convertible securities market. Source: Frank Russell Company.

 + Average annual total return measures net investment income and capital gain or loss as an annualized average assuming reinvestment of dividends and capital gains distributions.

   Past performance does not guarantee future results. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

   For Class A shares, performance has been adjusted for the 4.75% sales charge in the shaded area of the chart. For Class B shares, in the shaded area of the chart, performance has been adjusted for the maximum 5% contingent deferred sales charge applicable to the redemption within one year of purchase.

   Performance shown includes the effects of an overpayment of dividends and/or capital gains distribution to shareholders of certain classes of shares of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc.), which increased certain return figures.

                                                                    CALAMOS

Convertible Growth and Income Fund

                                 [CALAMOS LOGO]

GROWTH OF $10,000
Based on a hypothetical investment made in the CALAMOS Convertible Growth and Income Fund.


[LEGEND]


PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS. THE GRAPHS AND PRECEDING TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

FUND PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CONTINGENT DEFERRED SALES CHARGE IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES.

[GRAPHIC IMAGE]

                                                   CALAMOS CONVERTIBLE
                                                 GROWTH AND INCOME FUND      VALUE LINE CONVERTIBLE        LIPPER CONVERTIBLE
                                                     CLASS A SHARES                  INDEX**              MUTUAL FUND AVERAGE*
                                                 ----------------------      ----------------------       --------------------
3/91                                                       9525                       10000                       10000
                                                           9451                       10125                       10060
                                                          10495                       10832                       10556
12/91                                                     11681                       11474                       10640
                                                          11606                       11756                       11684
                                                          11281                       11776                       11702
                                                          11862                       12286                       12266
12/92                                                     12863                       13026                       12913
                                                          13596                       13778                       13926
                                                          14052                       14135                       14296
                                                          13991                       14864                       15139
12/93                                                     14765                       15128                       15677
                                                          14275                       14807                       15793
                                                          13554                       14425                       15256
                                                          14127                       14856                       15757
12/94                                                     13981                       14407                       15073
                                                          14469                       15162                       16015
                                                          15700                       16124                       17537
                                                          17016                       17074                       18893
12/95                                                     18054                       17484                       19155
                                                          19243                       18310                       20228
                                                          19937                       18709                       20942
                                                          20247                       19254                       21482
12/96                                                     21525                       20102                       22284
                                                          21718                       20248                       22586
                                                          24395                       22059                       24401
                                                          26516                       23951                       26929
12/97                                                     26548                       23648                       26309
                                                          29934                       25411                       28539
                                                          30388                       25034                       27636
                                                          27429                       22168                       24021
12/98                                                     31227                       24597                       24913
                                                          32001                       25231                       25146
                                                          35171                       27269                       27276
                                                          35545                       26762                       27000
12/99                                                     47768                       32127                       29772
                                                          51140                       35274                       31825
                                                          49785                       34186                       30089
                                                          53718                       35082                       30224
12/00                                                     51042                       31971                       26705
3/01                                                      47648                       29273                       26132

[GRAPHIC IMAGE]

                                                   CALAMOS CONVERTIBLE
                                                 GROWTH AND INCOME FUND        LIPPER CONVERTIBLE        VALUE LINE CONVERTIBLE
                                                     CLASS B SHARES           MUTUAL FUND AVERAGE*               INDEX**
                                                 ----------------------       --------------------       ----------------------
9/00                                                    10000.00                    10000.00                    10000.00
12/00                                                    9726.00                     9352.00                     8875.00
3/01                                                     9593.00                     8563.00                     8685.00

[GRAPHIC IMAGE]

                                                   CALAMOS CONVERTIBLE
                                                 GROWTH AND INCOME FUND      VALUE LINE CONVERTIBLE        LIPPER CONVERTIBLE
                                                     CLASS C SHARES                  INDEX**              MUTUAL FUND AVERAGE*
                                                 ----------------------      ----------------------       --------------------
8/96                                                      10000                       10000                       10000
                                                          10340                       10292                       10258
12/96                                                     10981                       10744                       10641
                                                          11080                       10822                       10785
                                                          12432                       11790                       11652
                                                          13488                       12802                       12859
12/97                                                     13491                       12640                       12563
                                                          15191                       13582                       13628
                                                          15404                       13381                       13196
                                                          13894                       11849                       11471
12/98                                                     15798                       13147                       11897
                                                          16177                       13486                       12007
                                                          17746                       14576                       13025
                                                          17906                       14305                       12893
12/99                                                     24029                       17172                       14216
                                                          25711                       18854                       15197
                                                          24991                       18273                       14368
                                                          26916                       18752                       14432
12/00                                                     25516                       17089                       12752
3/01                                                      24222                       15647                       12478

                                                                    CALAMOS

Convertible Growth and Income Fund

                                 [CALAMOS LOGO]
GROWTH OF $10,000
Based on a hypothetical investment made in the CALAMOS Convertible Growth and Income Fund.


[LEGEND]

[GRAPHIC IMAGE]

                                                   CALAMOS GROWTH AND
                                                   INCOME FUND CLASS I       VALUE LINE CONVERTIBLE        LIPPER CONVERTIBLE
                                                         SHARES                     INDEX**               MUTUAL FUND AVERAGE*
                                                   -------------------       ----------------------      ----------------------
                                                          10000                       10000                       10000
12/97                                                     10130                        9874                        9769
                                                          11437                       10610                       10598
                                                          11620                       10452                       10262
                                                          10505                        9256                        8920
12/98                                                     11975                       10270                        9251
                                                          12287                       10534                        9338
                                                          13515                       11385                       10129
                                                          13677                       11174                       10026
12/99                                                     18410                       13414                       11055
                                                          19735                       14728                       11818
                                                          19222                       14274                       11173
                                                          20760                       14648                       11223
12/00                                                     19722                       13349                        9917
3/01                                                      18429                       12222                        9704

* The Lipper Convertible Mutual Fund Average is composed of all the mutual funds that invest primarily in convertible securities. Lipper mutual fund averages are equally weighted and reflect investment of capital gain distributions and income dividends. Source: Lipper Analytical Services.

** The Value Line Convertible Index is an unmanaged index of convertible bonds and preferred stocks and is generally considered representative of the U.S. convertible securities market. Source: Frank Russell Company.

                                 [CALAMOS LOGO]

                                                                    CALAMOS
Market Neutral Fund
                                                       A SHARES, AS OF 3/31/2001
SYMBOL
CVSIX
INCEPTION DATE
September 4, 1990


                             [MORNINGSTAR(TM) LOGO]
                                    * * * *
                                 OVERALL RATING

              Out of 4,298 Domestic Equity Funds
For the 3-, 5- and 10-year periods ended 3/31/01, the Fund's Class A shares received five stars, four stars and three stars among 4,298, 2,653 and 839 domestic equity funds, respectively.
Morningstar proprietary ratings on U.S.-domiciled funds reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated from a Fund's 3-, 5-, and 10-year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The Overall Morningstar Rating is a weighted average based on the 3, 5 and 10 year risk-adjusted performance. The top 10% of funds in an investment category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. Ratings reflect the effect of sales charges.

The CALAMOS Market Neutral Fund performed well for the fiscal year ended March 31, 2001. The Fund uses convertible hedging activities intended to neutralize the ups and downs of both the stock and bond markets. Success in this type of investing is reflected in a relatively stable net asset value, or share price, and acceptable returns as the markets rise and fall.
How a convertible stock hedge works. The convertible stock hedge is the Fund's primary investment strategy. The Fund owns the convertible security and sells a portion of the underlying common stock of the security short. In a short sale, the investor typically borrows the stock from a broker and sells it with the understanding that it must be bought back (ideally at a lower price) and returned to the broker. However, our transactions are considered to be covered short sales since the stock sold short can be replaced by the conversion of our convertible into stock.
The convertible stock hedge is accomplished by selling the underlying stock short against the convertible security. We use our proprietary models to determine how much stock to short to neutralize the effect of equity-market volatility. The shorting of the stock also adds to the income flow of the hedge position.
The difference between the current yield on the convertible and the yield on the underlying common stock represents the convertible's yield advantage, which is an important consideration when determining candidates for the convertible hedge strategy. Often the underlying common stock pays no dividend or a very small one, which means the convertible yield advantage is attractive. For stocks that pay a dividend, the dividend is an expense of the Fund and can be paid out of the convertible's yield advantage.

The amount of the portfolio to be hedged is an intricate balance between upside potential and downside protection. This balance is fine-tuned based on market variables. Our proprietary models are designed to calculate the risk/reward and potential economic impacts of various market conditions.

Fund performance. This year's market could be characterized as highly volatile. The upward push of interest-rate cuts courtesy of the Federal Reserve and the contrasting downside of decreased earnings reports and economic slowdown caused the equity markets to seesaw. This increased volatility in the markets allowed the portfolio to profit from rebalancing. In addition, continued record levels of new convertible issuance benefited the Fund's strategy.

Late in 2000, we positioned the Fund to take advantage of under-priced, over-sold convertibles. We reduced the exposure to small-capitalized and lower-credit positions as premiums contracted for lower-grade convertibles late in 2000. Then as the threat of inflation subsided and a fear of

                                                                    CALAMOS

Market Neutral Fund

recession emerged in the fourth quarter of 2000, the Fed reversed earlier actions. Beginning in January 2001, it cut rates by 150 basis points from December levels. We then took profits as interest-rate drops boosted existing convertibles and as a narrowing credit spread helped our higher-grade holdings. We also increased the hedge ratio of individual positions to add more defensive characteristics to the Fund.

At CALAMOS, we believe that the economy will have a soft landing and that the markets will improve. However, increasing default rates mean that a possible upswing may be too late to benefit some debtors, suggesting that not all companies will take part if the market picks up. Still, the better investment managers are more likely to achieve their objectives. In this environment, we believe our disciplined investment process, which includes stringent credit analysis, may effectively position the Fund to exploit opportunities and secure an above-average income stream while its defensive characteristics may continue to stabilize asset values.

                                                                               AVERAGE ANNUAL TOTAL RETURN+
                                                         ------------------------------------------------------------------------
    MARKET NEUTRAL FUND              ONE YEAR                FIVE YEARS               TEN YEARS               SINCE INCEPTION
                                -------------------------------------------------------------------------------------------------
                                             LOAD                     LOAD                    LOAD                     LOAD
                                           ADJUSTED                 ADJUSTED                ADJUSTED                 ADJUSTED
A SHARES: Inception 9/4/90       8.62%       3.45%       11.43%      10.35%       9.65%       9.11%       10.04%       9.53%
B SHARES: Inception 9/11/00        NA          NA           NA          NA         N/A         N/A         6.00%        .70%
C SHARES: Inception 2/16/00      9.29%         NA           NA          NA         N/A         N/A         9.14%         NA
I SHARES: Inception 5/10/00        NA          NA           NA          NA          NA          NA         9.13%         NA
30-DAY TREASURY BILLS*           5.62%         NA         4.91%         NA        4.47%        N/A         4.55%         NA
LEHMAN BROTHERS
  GOVERNMENT/CORPORATE BOND
  INDEX**                       12.41%         NA         7.42%         NA        8.06%        N/A         8.44%         NA

 * The 30-Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury bills are backed by the full faith and credit of the U.S. government and offer a guarantee as to the repayment of principal and interest at maturity. Source: Frank Russell Company.

** The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprising intermediate and long-term government and investment-grade corporate debt securities. Source: Frank Russell Company.

 + Average annual total return measures net investment income and capital gain or loss as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement, which improved results.

   Past performance does not guarantee future results. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.
   For Class A shares, performance has been adjusted for the 4.75% sales charge in the shaded area of the chart. For Class B shares, in the shaded area of the chart, performance has been adjusted for the maximum 5% contingent deferred sales charge applicable to the redemption within one year of purchase.
   Performance shown includes the effects of an overpayment of dividends and/or capital gains distribution to shareholders of certain classes of shares of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc.), which increased certain return figures.

                                                                    CALAMOS

Market Neutral Fund

                                 [CALAMOS LOGO]

GROWTH OF $10,000
Based on a hypothetical investment made in the CALAMOS Market Neutral Fund.


[LEGEND]


PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS. THE GRAPHS AND PRECEDING TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


FUND PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CONTINGENT DEFERRED SALES CHARGE IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES.

[GRAPHIC IMAGE]

                                                     CALAMOS MARKET                                          LEHMAN BROTHERS
                                                  NEUTRAL FUND CLASS A                                    GOVERNMENT/CORPORATE
                                                         SHARES              30-DAY TREASURY BILLS*           BOND INDEX**
                                                  --------------------       ----------------------       --------------------
3/91                                                     9525.00                    10000.00                    10000.00
                                                         9651.00                    10126.00                    10151.00
                                                         9844.00                    10261.00                    10735.00
12/91                                                   10208.00                    10370.00                    11308.00
                                                        10541.00                    10468.00                    11138.00
                                                        10651.00                    10557.00                    11589.00
                                                        11016.00                    10635.00                    12155.00
12/92                                                   11430.00                    10707.00                    12165.00
                                                        11758.00                    10780.00                    12731.00
                                                        12061.00                    10856.00                    13113.00
                                                        12591.00                    10931.00                    13547.00
12/93                                                   12817.00                    11014.00                    13507.00
                                                        12597.00                    11095.00                    13084.00
                                                        12034.00                    11194.00                    12921.00
                                                        12186.00                    11311.00                    12985.00
12/94                                                   11867.00                    11435.00                    13033.00
                                                        12263.00                    11570.00                    13683.00
                                                        12916.00                    11732.00                    14570.00
                                                        13272.00                    11890.00                    14849.00
12/95                                                   13582.00                    12048.00                    15541.00
                                                        13931.00                    12185.00                    15177.00
                                                        14145.00                    12338.00                    15249.00
                                                        14376.00                    12489.00                    15518.00
12/96                                                   14692.00                    12646.00                    15992.00
                                                        14965.00                    12796.00                    15854.00
                                                        15630.00                    12948.00                    16431.00
                                                        16561.00                    13101.00                    17007.00
12/97                                                   16749.00                    13262.00                    17553.00
                                                        17321.00                    13417.00                    17819.00
                                                        17714.00                    13576.00                    18285.00
                                                        17348.00                    13737.00                    19190.00
12/98                                                   18430.00                    13864.00                    19215.00
                                                        18826.00                    14007.00                    18986.00
                                                        19364.00                    14165.00                    18778.00
                                                        19591.00                    14320.00                    18880.00
12/99                                                   20951.00                    14479.00                    18803.00
                                                        22039.00                    14665.00                    19308.00
                                                        22832.00                    14859.00                    19589.00
                                                        23377.00                    15074.00                    20151.00
12/00                                                   23104.00                    15297.00                    21031.00
3/01                                                    23928.00                    15489.00                    21704.00

[GRAPHIC IMAGE]

                                                     CALAMOS MARKET                                          LEHMAN BROTHERS
                                                  NEUTRAL FUND CLASS B                                    GOVERNMENT/CORPORATE
                                                         SHARES              30-DAY TREASURY BILLS*           BOND INDEX**
                                                  --------------------       ----------------------       --------------------
9/00                                                    10020.00                    10145.00                    10287.00
12/00                                                    9880.00                    10294.00                    10736.00
3/01                                                    10070.00                    10424.00                    11080.00

[GRAPHIC IMAGE]

                                                     CALAMOS MARKET                                          LEHMAN BROTHERS
                                                  NEUTRAL FUND CLASS C                                    GOVERNMENT/CORPORATE
                                                         SHARES              30-DAY TREASURY BILLS*           BOND INDEX**
                                                  --------------------       ----------------------       --------------------
2/00                                                      10000                       10000                       10000
6/00                                                      10433                       10262                       10418
9/00                                                      10663                       10411                       10717
12/00                                                     10524                       10565                       11185
3/01                                                      11030                       10698                       11543

                                                                    CALAMOS

Market Neutral Fund

                                 [CALAMOS LOGO]
GROWTH OF $10,000
Based on a hypothetical investment made in the CALAMOS Market Neutral Fund.


[LEGEND]

[GRAPHIC IMAGE]

                                                     CALAMOS MARKET                                          LEHMAN BROTHERS
                                                  NEUTRAL FUND CLASS I                                    GOVERNMENT/CORPORATE
                                                         SHARES              30-DAY TREASURY BILLS*           BOND INDEX**
                                                  --------------------       ----------------------       --------------------
5/00                                                      10000                       10000                       10000
9/00                                                      10671                       10279                       10437
12/00                                                     10553                       10430                       10892
3/01                                                      10914                       10562                       11241

* The 30-Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury bills are backed by the full faith and credit of the U.S. government and offer a guarantee as to the repayment of principal and interest at maturity. Source: Frank Russell Company.
** The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprising intermediate and long-term government and investment-grade corporate debt securities. Source: Frank Russell Company.

                                 [CALAMOS LOGO]

                                                                    CALAMOS
Growth Fund
                                                       A SHARES, AS OF 3/31/2001
SYMBOL
CVGRX
INCEPTION DATE
September 4, 1990

                             [MORNINGSTAR(TM) LOGO]
                                   * * * * *
                                 OVERALL RATING

              Out of 4,298 Domestic Equity Funds
For the 3-, 5- and 10-year periods ended 3/31/01, the Fund received five stars among 4,298, 2,653, and 839 funds respectively.
Morningstar proprietary ratings on U.S.-domiciled funds reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated from a Fund's 3-, 5-, and 10-year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The Overall Morningstar Rating is a weighted average based on the 3, 5 and 10 year risk-adjusted performance. The top 10% of funds in an investment category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. Ratings reflect the effect of sales charges.

The CALAMOS Growth Fund performed exceptionally in relation to the broader equity markets during the fiscal year ended March 31, 2001. While the past year did not favor common stocks, our proprietary models and investment team responded effectively to the challenge.
The CALAMOS Growth Fund seeks long-term capital growth by investing in common stocks, typically in high-growth industries and companies. We seek to achieve the highest returns possible over the long term. We do not seek to minimize short-term volatility; the Growth Fund is a high turnover strategy, seeking high relative growth opportunities, although high turnover may have adverse tax consequences for shareholders and may increase transaction costs. Like all CALAMOS funds, it is managed toward tax awareness to the extent compatible with the Fund's strategy.

We base equity selection on our time-tested quantitative models, using a database of companies' financial statistics fine-tuned with coverage by industry analysts. The models examine earnings growth, sales growth, acceleration in returns on capital, and other characteristics indicating corporate strength to identify what we believe to be the top 3% of the universe.
We believe that a company's earnings trend has a direct relationship to its stock price, and we want to recognize undervalued companies before they become well known in the marketplace. This strategy includes finding companies whose earnings growth we expect to be higher than analysts' estimates. Then we aim to buy in time to profit from market recognition as reflected in rising stock prices. As our price objective is achieved, the stock is sold in favor of another with greater growth potential. In this Fund, our exit strategy is as critical as our entry; we look for catalysts to sell, and we act promptly as targets are achieved or weaknesses are first detected.

During the past fiscal year, the Fund weathered the tech correction well because we did not get caught up in Internet mania and were quick to sell issues that we believed had become overextended. At period-end, consumer growth staples represented over one-fourth of Fund assets, with technology far behind at only a 10.65% share. We also broadened our sector commitments with increased weightings in energy and consumer cyclicals.

While we continue to seek companies with accelerating revenues and earnings and an improving return on capital, compared to new buys a year ago, our newer holdings are companies with more conservative valuations.

                                                                    CALAMOS

Growth Fund
                                 [CALAMOS LOGO]

In addition, we search out companies with balance sheets that offer flexibility and support our growth estimates as well as capable management.

The corporate characteristics this Fund typically seeks are normally associated with small- to mid-size companies. We generally avoid large, slow-growing companies at one end of the spectrum and small companies with negligible or no earnings. At fiscal year-end, 44% of the fund was in mid-caps and another 30% in small companies. However, investments by the Fund in smaller companies present greater risk than investments in large, well-established companies.

Our proprietary quantitative evaluation system keeps the Fund attuned to changing market conditions. With a strategy that is both aggressive and well balanced, we believe the Fund is attractively positioned to identify and invest in the fastest growing companies.

                                                                   AVERAGE ANNUAL TOTAL RETURN+
                               ----------------------------------------------------------------------------------------------------
        GROWTH FUND                  ONE YEAR                FIVE YEARS                TEN YEARS               SINCE INCEPTION
                               ----------------------------------------------------------------------------------------------------
                                             LOAD                     LOAD                     LOAD                      LOAD
                                           ADJUSTED                 ADJUSTED                 ADJUSTED                  ADJUSTED
A SHARES: Inception 9/4/90     -14.19%      -18.26%      32.71%      31.44%       21.10%      20.52%        22.51%       21.94%
B SHARES: Inception 9/11/00        NA           NA          NA          NA           NA          NA        -13.05%      -17.40%
C SHARES: Inception 9/3/96     -13.36%          NA          NA          NA           NA          NA         32.55%          NA
I SHARES: Inception 9/18/97    -11.62%          NA          NA          NA           NA          NA         29.31%          NA
S&P 500*                       -21.85%          NA       14.25%         NA        14.46%         NA         16.16%          NA

 * The S&P 500 is an unmanaged index generally considered representative of the U.S. stock market. Source: Frank Russell Company.

 + Average annual total return measures net investment income and capital gain or loss as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement, which improved results.

   Past performance does not guarantee future results. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.
   For Class A shares, performance has been adjusted for the 4.75% sales charge in the shaded area of the chart. For Class B shares, in the shaded area of the chart, performance has been adjusted for the maximum 5% contingent deferred sales charge applicable to the redemption within one year of purchase.
   Performance shown includes the effects of an overpayment of dividends and/or capital gains distribution to shareholders of certain classes of shares of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc.), which increased certain return figures.

                                                                    CALAMOS

Growth Fund

                                 [CALAMOS LOGO]

GROWTH OF $10,000
Based on a hypothetical investment made in the CALAMOS Growth Fund.


[LEGEND]


PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS. THE GRAPHS AND PRECEDING TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

FUND PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CONTINGENT DEFERRED SALES CHARGE IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES.

[GRAPHIC IMAGE]

                                                                CALAMOS GROWTH FUND CLASS A
                                                                           SHARES                      S&P 500 STOCK INDEX*
                                                                ---------------------------            --------------------
3/91                                                                       9525.00                           10000.00
                                                                           9294.00                            9979.00
                                                                          10080.00                           10516.00
12/91                                                                     11445.00                           11395.00
                                                                          11213.00                           11104.00
                                                                          10474.00                           11322.00
                                                                          10947.00                           11674.00
12/92                                                                     11641.00                           12271.00
                                                                          11625.00                           12800.00
                                                                          11525.00                           12863.00
                                                                          11870.00                           13192.00
12/93                                                                     12148.00                           13497.00
                                                                          11622.00                           12984.00
                                                                          11563.00                           13034.00
                                                                          12019.00                           13675.00
12/94                                                                     11455.00                           13676.00
                                                                          11762.00                           15007.00
                                                                          12989.00                           16438.00
                                                                          14813.00                           17751.00
12/95                                                                     14605.00                           18806.00
                                                                          15898.00                           19831.00
                                                                          18326.00                           20731.00
                                                                          19006.00                           21370.00
12/96                                                                     20142.00                           23178.00
                                                                          18931.00                           23785.00
                                                                          22825.00                           27935.00
                                                                          27864.00                           30061.00
12/97                                                                     25019.00                           30913.00
                                                                          29162.00                           35229.00
                                                                          29700.00                           36400.00
                                                                          24263.00                           32811.00
12/98                                                                     31851.00                           39803.00
                                                                          34177.00                           41776.00
                                                                          38044.00                           44665.00
                                                                          38175.00                           41910.00
12/99                                                                     56593.00                           48215.00
                                                                          76340.00                           49396.00
                                                                          80666.00                           47977.00
                                                                          82806.00                           47512.00
12/00                                                                     71640.00                           43786.00
3/01                                                                      65504.00                           38602.00

[GRAPHIC IMAGE]

                                                                CALAMOS GROWTH FUND CLASS B
                                                                           SHARES                      S&P 500 STOCK INDEX*
                                                                ---------------------------            --------------------
                                                                           10000                              10000
12/00                                                                       8690                               9216
3/01                                                                        8260                               8125

[GRAPHIC IMAGE]

                                                                CALAMOS GROWTH FUND CLASS C
                                                                           SHARES                      S&P 500 STOCK INDEX*
                                                                ---------------------------            --------------------
                                                                           10000                              10000
12/96                                                                      11225                              10846
                                                                           10541                              11130
                                                                           12691                              13072
                                                                           15483                              14067
12/97                                                                      13873                              14466
                                                                           16148                              16485
                                                                           16422                              17033
                                                                           13401                              15354
12/98                                                                      17595                              18626
                                                                           18862                              19549
                                                                           20956                              20901
                                                                           20997                              19612
12/99                                                                      31097                              22562
                                                                           41888                              23115
                                                                           44192                              22451
                                                                           45297                              22233
12/00                                                                      39091                              20489
3/01                                                                       36300                              18063

                                                                    CALAMOS

Growth Fund

                                 [CALAMOS LOGO]
GROWTH OF $10,000
Based on a hypothetical investment made in the CALAMOS Growth Fund.


[LEGEND]

[GRAPHIC IMAGE]

                                                                CALAMOS GROWTH FUND CLASS I
                                                                           SHARES                      S&P 500 STOCK INDEX*
                                                                ---------------------------            --------------------
9/97                                                                      10000.00                           10000.00
12/97                                                                      9115.00                           10284.00
                                                                          10637.00                           11719.00
                                                                          10839.00                           12109.00
                                                                           8866.00                           10915.00
12/98                                                                     11668.00                           13241.00
                                                                          12531.00                           13897.00
                                                                          13960.00                           14858.00
                                                                          14030.00                           13942.00
12/99                                                                     20792.00                           16039.00
                                                                          28049.00                           16432.00
                                                                          29675.00                           15960.00
                                                                          30506.00                           15805.00
12/00                                                                     26419.00                           14566.00
3/01                                                                      24807.00                           12841.00

* The S&P 500 is an unmanaged index generally considered representative of the U.S. stock market. Source: Frank Russell Company.

                                 [CALAMOS LOGO]
                                 [CALAMOS LOGO]
                                                                    CALAMOS
Global Convertible Fund
                                                       A SHARES, AS OF 3/31/2001
SYMBOL
CVLOX
INCEPTION DATE
September 9, 1996

                             [MORNINGSTAR(TM) LOGO]
                                   * * * * *
                                 OVERALL RATING

           Out of 1,292 International Equity Funds
For the 3-year period ended 3/31/01, the Fund received five stars among 1,292 funds.
Morningstar proprietary ratings on U.S.-domiciled funds reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated from a Fund's 3-, 5-, and 10-year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The Overall Morningstar Rating is a weighted average based on the 3, 5 and 10 year risk-adjusted performance. The top 10% of funds in an investment category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. Ratings reflect the effect of sales charges.

The CALAMOS Global Convertible Fund outperformed its benchmark for the fiscal year ended March 31, 2001, struggling during an exceptionally difficult year for foreign equities. While international investing provides portfolio diversification and access to many opportunities, the Fund continued its somewhat risk-averse strategy.
The CALAMOS Global Convertible Fund offers investors access to opportunities around the world in both convertibles and common stocks. As with CALAMOS domestic funds, sector allocations broadened during the year. Technology, though the largest sector, claimed only 18.78% of assets at period end, in contrast to its 57.38% share on March 31, 2000. The consumer cyclical (12.46%) and consumer growth staples (12.11%) sectors, in second and third places respectively, represented smaller but important portions of the Fund.

Unlike U.S. stocks that fell during the past 12 months, foreign equities have been experiencing volatility for the last three years. In terms of global distribution, the investment process is primarily bottom up, that is, we pursue opportunities in whatever countries they appear. As of March 31, 2001, North America represented 59.7% of Fund assets, followed by Europe at 29.55%. The Fund continued to avoid Japan, the world's second largest economy, because of its inability to resolve long-standing economic problems.
Much of the Fund's substantial value added resulted from bottom-up issue selection. Our proprietary investment model helped us moderate risk and identify attractive issues in a turbulent environment. Large-cap companies dominated the Fund with 52% of net assets; this is typically the case since overseas opportunities are easier to identify and evaluate reliably among the larger companies. Still, investing outside the U.S. offers both risks and rewards. Increased volatility, changes in the value of foreign currencies, and difficulty in obtaining information are some of the risks involved.

Our long-term prognosis is that countries beyond the U.S. borders present the potential for tremendous growth as more nations experience political and economic freedom and as the Internet and other technologies foster international communications and trade. We are watchfully waiting for tangible economic benefits in emerging countries. In this changing world, we believe the CALAMOS Global Convertible Fund is opportunistically positioned to benefit.

                                 [CALAMOS LOGO]

                                                                    CALAMOS
Global Convertible Fund

                                                                            AVERAGE ANNUAL TOTAL RETURN+
                                                                -----------------------------------------------------
                  GLOBAL CONVERTIBLE FUND                             ONE YEAR                   SINCE INCEPTION
                                                                -----------------------------------------------------
                                                                               LOAD                        LOAD
                                                                             ADJUSTED                    ADJUSTED
A SHARES: Inception 9/9/96                                      -11.23%       -15.44%        14.79%       13.57%
B SHARES: Inception 9/11/00                                         NA            NA         -4.57%       -9.35%
C SHARES: Inception 9/24/96                                     -10.37%           NA         14.73%          NA
I SHARES: Inception 9/18/97                                     -10.86%           NA         11.88%          NA
MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX*               -24.87%           NA          8.54%          NA

 * The MSCI World Index is an unmanaged equity index that is an arithmetic, market value-weighted average of the performance of over 1,450 securities listed on stock exchanges from around the world. The beginning date for this Index is 10/01/96.

 + Average annual total return measures net investment income and capital gain or loss as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement, which improved results.

   Past performance does not guarantee future results. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

   For Class A shares, performance has been adjusted for the 4.75% sales charge in the shaded area of the chart. For Class B shares, in the shaded area of the chart, performance has been adjusted for the maximum 5% contingent deferred sales charge applicable to the redemption within one year of purchase.

   Performance shown includes the effects of an overpayment of dividends and/or capital gains distribution to shareholders of certain classes of shares of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc.), which increased certain return figures.

                                                                    CALAMOS

Global Convertible Fund

                                 [CALAMOS LOGO]

GROWTH OF $10,000
Based on a hypothetical investment made in the CALAMOS Global Convertible
Fund.


[LEGEND]


PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS. THE GRAPHS AND PRECEDING TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

FUND PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CONTINGENT DEFERRED SALES CHARGE IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES.

[GRAPHIC IMAGE]

                                                                 CALAMOS GLOBAL CONVERTIBLE           MORGAN STANLEY CAPITAL
                                                                    FUND CLASS A SHARES             INTERNATIONAL WORLD INDEX*
                                                                 --------------------------         --------------------------
9/96                                                                       9525.00                           10000.00
                                                                           9601.20                           10393.00
12/96                                                                     10042.50                           10881.00
                                                                          10290.60                           10924.00
                                                                          11631.20                           12581.00
                                                                          12258.90                           12953.00
12/97                                                                     11884.60                           12647.00
                                                                          13410.80                           14471.00
                                                                          13883.60                           14778.00
                                                                          12230.40                           13019.00
12/98                                                                     13559.10                           15782.00
                                                                          14092.20                           16359.00
                                                                          15051.70                           17154.00
                                                                          15094.80                           16914.00
12/99                                                                     19969.00                           19782.00
                                                                          20121.40                           19999.00
                                                                          19964.60                           19304.00
                                                                          19953.90                           18348.00
12/00                                                                     18798.70                           17226.00
3/01                                                                      17848.50                           15026.00

[GRAPHIC IMAGE]

                                                                 CALAMOS GLOBAL CONVERTIBLE           MORGAN STANLEY CAPITAL
                                                                    FUND CLASS B SHARES             INTERNATIONAL WORLD INDEX*
                                                                 --------------------------         --------------------------
                                                                          10000.00                           10000.00
12/00                                                                      9306.00                            9389.00
3/01                                                                       9065.00                            8189.00

[GRAPHIC IMAGE]

                                                                 CALAMOS GLOBAL CONVERTIBLE           MORGAN STANLEY CAPITAL
                                                                    FUND CLASS C SHARES             INTERNATIONAL WORLD INDEX
                                                                 --------------------------         -------------------------
                                                                          10000.00                           10000.00
12/96                                                                     10544.00                           10469.00
                                                                          10765.00                           10511.00
                                                                          12154.00                           12105.00
                                                                          12810.00                           12463.00
12/97                                                                     12413.00                           12168.00
                                                                          13977.00                           13923.00
                                                                          14452.00                           14219.00
                                                                          12718.00                           12527.00
12/98                                                                     14079.00                           15185.00
                                                                          14614.00                           15740.00
                                                                          15578.00                           16505.00
                                                                          15594.00                           16274.00
12/99                                                                     20584.00                           19033.00
                                                                          20749.00                           19242.00
                                                                          20541.00                           18574.00
                                                                          20521.00                           17653.00
12/00                                                                     19289.00                           16574.00
3/01                                                                      18605.00                           14457.00

                                                                    CALAMOS

Global Convertible Fund

                                 [CALAMOS LOGO]
GROWTH OF $10,000
Based on a hypothetical investment made in the CALAMOS Global Convertible
Fund.


[LEGEND]

[GRAPHIC IMAGE]

                                                                 CALAMOS GLOBAL CONVERTIBLE           MORGAN STANLEY CAPITAL
                                                                    FUND CLASS I SHARES             INTERNATIONAL WORLD INDEX*
                                                                 --------------------------         -------------------------
9/97                                                                       10000                              10000
12/97                                                                       9817                               9763
                                                                           11083                              11172
                                                                           11493                              11409
                                                                           10149                              10051
12/98                                                                      11255                              12184
                                                                           11716                              12630
                                                                           12525                              13243
                                                                           12575                              13058
12/99                                                                      16586                              15272
                                                                           16702                              15439
                                                                           16569                              14903
                                                                           16602                              14165
12/00                                                                      15655                              13299
3/01                                                                       14870                              11600

* The MSCI World Index is an unmanaged equity index that is an arithmetic, market value-weighted average of the performance of over 1,460 securities listed on stock exchanges from around the world. The beginning date for this index is 10/1/96.

                                                                    CALAMOS

High Yield Fund
                                 [CALAMOS LOGO]
                                                       A SHARES, AS OF 3/31/2001
SYMBOL
CHYDX
INCEPTION DATE
August 1, 1999

The CALAMOS High Yield Fund experienced attractive gains during the fiscal year ending March 31, 2001, as well as since its 8/1/99 inception.
The Fund invests mainly in a diversified portfolio of high-yield, fixed-income securities with lower credit ratings than investment-grade securities (often referred to as "junk bonds"). It was developed for fixed-income investors who are willing to accept more risk in return for potentially higher total returns.

Bond selection utilizes the CALAMOS proprietary research models, which involve intensive quantitative and qualitative examination of credit worthiness and stress-testing balance sheets. Although the Fund is less than two years old, it builds upon CALAMOS' bond expertise developed over more than two decades of convertible bond investing.

The high-yield bond market tends to offer relative inefficiencies in comparison to investment-grade bonds. As of March 31, high-yield credit spreads are near 10-year peaks, anticipating or reflecting a recession. The opportunity for returns in the mid to high teens over the next three years is as good as it has been in a decade.

Issues in the more cyclical, volatile sectors have a greater potential to rise quickly in value. As of March 31, 2001, technology was the largest sector, claiming almost 30% of assets, followed by consumer cyclicals (20.25%) and telecommunications a distant third at 12.56%

Looking ahead, we believe that the CALAMOS High Yield Fund is poised to participate in exciting opportunities in the fixed-income market.

                                 [CALAMOS LOGO]

                                                                    CALAMOS
High Yield Fund

                                                                               AVERAGE ANNUAL TOTAL RETURN
                                                                   ----------------------------------------------------
                         HIGH YIELD                                      ONE YEAR                  SINCE INCEPTION
                                                                   ----------------------------------------------------
                                                                                  LOAD                       LOAD
                                                                                ADJUSTED                   ADJUSTED
A SHARES: Inception 8/1/99                                           7.13%        1.99%         3.29%        0.30%
B SHARES: Inception 12/21/00                                           NA           NA          7.30%        1.93%
C SHARES: Inception 12/21/00                                           NA           NA          7.22%          NA
LIPPER HIGH CURRENT YIELD FUNDS INDEX*                              -5.19%          NA         -2.77%          NA
MERRILL LYNCH HIGH YIELD MASTER INDEX**                              4.06%          NA          2.18%          NA

 * The Lipper High Current Yield Funds Index is an equally weighted performance index for capital gains distribution and income dividends of the largest qualifying funds in the investment objective. The funds aim at high (relative) current yield from fixed-income securities with no quality or maturity restrictions, and tend to invest in lower-grade issues. Source:
   Frank Russell Company.

** Merrill Lynch High Yield Master Index measures the return of below-investment-grade US bonds with a par value of no less than $10 million and a term to maturity of at least one year. Source: Frank Russell Company.

 + Average annual total return measures net investment income and capital gain or loss as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement, which improved results.

   Past performance does not guarantee future results. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

   For Class A shares, performance has been adjusted for the 4.75% sales charge in the shaded area of the chart. For Class B shares, in the shaded area of the chart, performance has been adjusted for the maximum 5% contingent deferred sales charge applicable to the redemption within one year of purchase.

   Performance shown includes the effects of an overpayment of dividends and/or capital gains distribution to shareholders of certain classes of shares of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc.), which increased certain return figures.

                                                                    CALAMOS

High Yield Fund

                                 [CALAMOS LOGO]

GROWTH OF $10,000
Based on a hypothetical investment made in the CALAMOS High Yield Fund.


[LEGEND]


PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS. THE GRAPHS AND PRECEDING TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


FUND PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CONTINGENT DEFERRED SALES CHARGE IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES.

[GRAPHIC IMAGE]

                                                   CALAMOS HIGH YIELD       LIPPER HIGH CURRENT YIELD   MERRILL LYNCH HIGH YIELD
                                                   FUND CLASS A SHARES               INDEX*                  MASTER INDEX**
                                                   -------------------      -------------------------   ------------------------
8/99                                                     9525.00                    10000.00                    10000.00
9/99                                                     9525.00                     9821.00                     9860.00
12/99                                                    9487.00                    10084.00                     9967.00
3/00                                                     9382.00                     9931.00                     9787.00
6/00                                                     9586.00                     9891.00                     9849.00
9/00                                                     9808.00                     9814.00                     9982.00
12/00                                                    9595.00                     9104.00                     9589.00
3/01                                                    10050.00                     9416.00                    10185.00

[GRAPHIC IMAGE]

                                                   CALAMOS HIGH YIELD       LIPPER HIGH CURRENT YIELD   MERRILL LYNCH HIGH YIELD
                                                   FUND CLASS B SHARES               INDEX*                  MASTER INDEX**
                                                   -------------------      -------------------------   ------------------------
                                                        10000.00                    10000.00                    10000.00
12/00                                                   10030.00                    10173.00                    10217.00
3/01                                                    10193.00                    10521.00                    10852.00

[GRAPHIC IMAGE]

                                                   CALAMOS HIGH YIELD       LIPPER HIGH CURRENT YIELD   MERRILL LYNCH HIGH YIELD
                                                   FUND CLASS C SHARES               INDEX*                  MASTER INDEX**
                                                   -------------------      -------------------------   ------------------------
                                                        10000.00                    10000.00                    10000.00
12/00                                                   10030.00                    10173.00                    10217.00
3/01                                                    10722.00                    10521.00                    10852.00

 * The Lipper High Current Yield Funds Index is an equally weighted performance index for capital gains distribution and income dividends of the largest qualifying funds in the investment objective. The funds aim at high (relative) current yield from fixed-income securities with no quality or maturity restrictions, and tend to invest in lower-grade issues. Source:
   Frank Russell Company.
** Merrill Lynch High Yield Master Index measures the return of below-investment-grade US bonds with a par value of no less than $10 million and a term to maturity of at least one year. Source: Frank Russell Company.

                                 [CALAMOS LOGO]

                                                                    CALAMOS
Convertible Technology Fund
                                 [CALAMOS LOGO]
                                                       A SHARES, AS OF 3/31/2001
SYMBOL
CVTAX
INCEPTION DATE
August 24, 2000

The CALAMOS Convertible Technology Fund was introduced on August 24, 2000. Since that time, the Fund has held up well relative to the NASDAQ, which lost over 54% for the same period. In a dismal tech market, convertibles demonstrated how they can add value relative to equities in declining markets.
The Fund applies the unique features of convertibles to the dynamic tech/telecomm sectors. During the past year, the cushioning effect of convertibles' fixed-income characteristics provided a valuable alternative to tech equities, helping fairly aggressive investors ride out the sectors' bad times. Our disciplined securities selection also contributed to performance. Similarly to the Growth Fund, the CALAMOS Convertible Technology Fund benefited from our preference for infrastructure plays over consumer-oriented Internet companies. The Fund's relative success can be attributed both to disasters we actively avoided and to our positive issue selection.

The portfolio benefited from our focus on higher-quality technology convertibles with good risk/reward characteristics. The quality of the Fund on a weighted-average basis was BBB+, benefiting performance during a market flight to quality.

We believe the long-term outlook for tech is strong because of the sector's centrality to broad-based economic development. The capital-for-labor tradeoff will continue as developed countries' businesses compete for lower production costs while still needing to retain their highly educated work force. Therefore, our focus in this sector continues to be on companies that make other companies more efficient or reduce the cost of doing business. The sector can offer rapid growth and high returns on capital but with a strong cyclical component.

Convertibles can help investors weather the recent stormy equity markets, with convertibles helping to cushion the downside yet participate if equities recover. We believe the Fund is effectively positioned to identify and pursue attractive opportunities as they emerge.

                                 [CALAMOS LOGO]

                                                                    CALAMOS
Convertible Technology Fund

                                                                    AVERAGE ANNUAL TOTAL RETURN
                                                                   ------------------------------
                CONVERTIBLE TECHNOLOGY FUND                               SINCE INCEPTION
                                                                   ------------------------------
                                                                                       LOAD
                                                                                     ADJUSTED
A SHARES: Inception 8/24/00                                        -28.25%            -31.67%
B SHARES: Inception 8/24/00                                        -28.70%            -32.26%
C SHARES: Inception 8/24/00                                        -28.40%                NA
MERRILL LYNCH CONVERTIBLE TECHNOLOGY INDEX*                        -33.91%                NA

* Merrill Lynch Convertible Technology Index includes approximately 200 technology and telecommunications convertible issues with a market value of approximately $80 billion.

+ Average annual total return measures net investment income and capital gain or loss as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement, which improved results.

  Past performance does not guarantee future results. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

  For Class A shares, performance has been adjusted for the 4.75% sales charge in the shaded area of the chart. For Class B shares, in the shaded area of the chart, performance has been adjusted for the maximum 5% contingent deferred sales charge applicable to the redemption within one year of purchase.

  Performance shown includes the effects of an overpayment of dividends and/or capital gains distribution to shareholders of certain classes of shares of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc.), which increased certain return figures.

                                                                    CALAMOS

Convertible Technology Fund

                                 [CALAMOS LOGO]

GROWTH OF $10,000
Based on a hypothetical investment made in the CALAMOS Convertible Technology Fund.


[LEGEND]


PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS. THE GRAPHS AND PRECEDING TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


FUND PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CONTINGENT DEFERRED SALES CHARGE IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES.

[GRAPHIC IMAGE]

                                                                    CALAMOS CONVERTIBLE             MERRILL LYNCH CONVERTIBLE
                                                               TECHNOLOGY FUND CLASS A SHARES           TECHNOLOGY INDEX*
                                                               ------------------------------       -------------------------
8/00                                                                        9525                              10000
9/00                                                                        9411                              10946
12/00                                                                       7638                               8360
3/01                                                                        6830                               7234

[GRAPHIC IMAGE]

                                                               CALAMOS CONVERTIBLE TECH FUND     MERRILL LYNCH HIGH YIELD MASTER
                                                                       CLASS B SHARES                        INDEX**
                                                               -----------------------------     -------------------------------
8/00                                                                       10000                              10000
9/00                                                                        9880                               9515
12/00                                                                       7993                               7267
3/01                                                                        6774                               6288

[GRAPHIC IMAGE]

                                                               CALAMOS CONVERTIBLE TECH FUND     MERRILL LYNCH HIGH YIELD MASTER
                                                                       CLASS C SHARES                        INDEX**
                                                               -----------------------------     -------------------------------
8/00                                                                      10000.00                           10000.00
9/00                                                                       9880.00                            9515.00
12/00                                                                      7993.00                            7267.00
3/01                                                                       7160.00                            6288.00

*Merrill Lynch Convertible Technology Index includes approximately 200 technology and telecommunications convertible issues with a market value of approximately $80 billion.
 29

                                                                         CALAMOS

Convertible Fund

SCHEDULE OF INVESTMENTS MARCH 31, 2001

 PRINCIPAL
   AMOUNT                                              VALUE
----------------------------------------------------------------
CONVERTIBLE BONDS (56.2%)
               CAPITAL GOODS - INDUSTRIAL (3.2%)
$  3,185,000   Thermo Electron Corp. (Thermotrex)   $  2,564,339
               3.250%, 11/01/07
   1,140,000   Thermo Electron Corp.                   1,052,106
               4.000%, 01/15/05
   3,710,000   Tyco International, Ltd.(b)(c)          2,729,410
               0.000%, 11/17/20
   2,750,000   Waste Connection(b)                     2,753,437
               5.500%, 04/15/06
                                                    ------------
                                                       9,099,292
               CAPITAL GOODS - TECHNOLOGY (17.1%)
   6,000,000   Amazon.Com, Inc.                        2,288,700
               4.750%, 02/01/09
   1,665,000   Anixter International, Inc.(c)            422,494
               0.000%, 06/28/20
   5,860,000   Anixter International, Inc.(b)(c)       1,510,591
               0.000%, 06/28/20
  12,200,000   Arrow Electronics, Inc.(c)              5,017,250
               0.000%, 02/21/21
   1,400,000   Atmel Corp.(b)(c)                         847,112
               0.000%, 04/21/18
   2,245,000   Bisys Group, Inc.(b)                    2,306,738
               4.000%, 03/15/06
   4,500,000   Celestica, Inc.(c)                      1,671,975
               0.000%, 08/01/20
   3,765,000   Conexant Systems                        2,014,275
               4.000%, 02/01/07
   2,925,000   Cypress Semiconductor                   2,426,814
               4.000%, 02/01/05
   4,001,250   Finmeccanica, Spa(b)                    3,417,793
         EUR   2.000%, 06/08/05
   1,125,000   I2 Technologies, Inc.(b)                  893,374
               5.250%, 12/15/06
   2,830,000   Juniper Networks, Inc.                  2,068,334
               4.750%, 03/15/07
   2,920,000   L-3 Communications Holdings(b)          3,443,790
               5.250%, 06/01/09
   2,000,000   Liberty Media (Motorola)(b)             1,506,600
               3.500%, 01/15/31
   2,850,000   Morgan Stanley Dean Witter, MTN         2,723,531
               0.500%, 12/13/04
   8,200,000   Morgan Stanley Dean Witter, MTN         7,846,375
               0.500%, 03/30/08

 PRINCIPAL
   AMOUNT                                              VALUE
----------------------------------------------------------------
$  2,000,000   Motorola, Inc.(c)                    $  1,283,460
               0.000%, 09/27/13
     950,000   Nvidia Corp.                              912,855
               4.750%, 10/15/07
   3,400,000   Solectron Corp.(b)(c)                   1,696,906
               0.000%, 01/27/19
   4,245,000   Solectron Corp.(c)                      2,137,697
               0.000%, 05/08/20
   1,175,000   Systems & Computers Technology            790,188
               5.000%, 10/15/04
   1,200,000   Vantive Corp.                           1,191,754
               4.750%, 09/01/02
                                                    ------------
                                                      48,418,606
               CONSUMER CYCLICAL (8.9%)
   1,750,000   Baa, PLC                                2,678,000
         GBP   4.875%, 09/29/04
   2,800,000   Barnes & Noble, Inc.(b)                 2,852,500
               5.250%, 03/15/09
   6,000,000   Four Seasons Hotels(c)                  1,950,000
               0.000%, 09/23/29
   3,200,000   Hilton Hotel Corp.                      2,761,440
               5.000%, 05/15/06
   2,277,000   Interpublic Group, Inc.(b)              1,949,658
               1.870%, 06/01/06
  10,650,000   Jones Apparel Group, Inc.(b)(c)         5,485,495
               0.000%, 02/01/21
  13,030,000   Royal Caribbean Cruises(c)              5,022,413
               0.000%, 02/02/21
   2,640,000   Young & Rubicam, Inc. (WPP Group)       2,462,145
               3.000%, 01/15/05
                                                    ------------
                                                      25,161,651
               CONSUMER GROWTH STAPLES (11.7%)
   3,850,000   Alza Corp.(b)(c)                        2,559,904
               0.000%, 07/28/20
   3,500,000   Alza Corp.(c)                           2,327,185
               0.000%, 07/28/20
   2,430,000   Amerisource Health Corp.(b)             2,870,000
               5.000%, 12/01/07
   4,400,000   Cendant Corp.(b)(c)                     2,789,600
               0.000%, 02/13/21
   3,365,000   Elan Finance Corp., Ltd. (Dura          2,653,101
               Pharma, Inc.)(c)
               0.000%, 12/14/18
   2,225,000   Dura Pharmaceuticals                    2,116,531
               3.500%, 07/15/02

               See accompanying Notes to Schedule of Investments.

SCHEDULE OF INVESTMENTS MARCH 31, 2001

                                                                         CALAMOS

Convertible Fund -- continued

 PRINCIPAL
   AMOUNT                                              VALUE
----------------------------------------------------------------
$  6,200,000   Health Management Associates(b)      $  4,234,290
               0.250%, 08/16/20
   3,400,000   NCO Group, Inc.(b)                      3,489,250
               4.750%, 04/15/06
   5,500,000   News America, Inc.(b)(c)                2,613,875
               0.000%, 02/28/21
   5,300,000   Reebok International, Ltd.(b)           5,266,875
               4.250%, 03/01/21
   4,500,000   Roche Holdings, Inc.(b)(c)              2,323,124
               0.000%, 05/06/12
                                                    ------------
                                                      33,243,735
               CONSUMER STAPLES (2.1%)
   4,000,000   Nestle Australia                        3,905,000
               1.250%, 04/27/05
   2,000,000   Royal Numico (Koninklijke)              1,927,157
         EUR   1.500%, 09/22/04
                                                    ------------
                                                       5,832,157
               CREDIT CYCLICALS (2.0%)
   5,000,000   Lennar Corp.(c)                         3,053,750
               0.000%, 07/29/18
   7,500,000   Lennar Corp.(c)                         2,737,500
               0.000%, 04/01/21
                                                    ------------
                                                       5,791,250
               ENERGY (5.3%)
   5,400,000   Anadarko Petroleum Corp.(c)             4,315,680
               0.000%, 03/07/20
   5,700,000   Baker Hughes, Inc.(c)                   4,572,939
               0.000%, 05/05/08
   3,000,000   Devon Energy                            2,970,000
               4.900%, 08/15/08
   2,330,000   Devon Energy(c)                         1,159,921
               0.000%, 06/27/20
   4,300,000   Devon Energy(b)(c)                      2,140,626
               0.000%, 06/27/20
                                                    ------------
                                                      15,159,166
               FINANCIAL (3.7%)
   2,600,000   Equity Office Properties                2,648,750
               7.250%, 11/15/08
     517,000   Financial Federal Corp.                   494,381
               4.500%, 05/01/05
   7,100,000   Goldman Sachs, MTN                      7,308,563
               1.000%, 12/12/07
                                                    ------------
                                                      10,451,694

 PRINCIPAL
   AMOUNT                                              VALUE
----------------------------------------------------------------
               TELECOMMUNICATIONS (.3%)
$    400,000   Liberty Media (PCS)(b)               $    227,028
               3.750%, 02/15/30
   1,200,000   Natural Microsystems                      651,300
               5.000%, 10/15/05
                                                    ------------
                                                         878,328
               UTILITIES (1.9%)
   2,750,000   International Power, PLC                3,004,375
               2.000%, 11/24/05
   2,500,000   Korea Deposit Insurance Company         2,490,625
               (Korea Electric Power)(b)
               2.250%, 10/11/05
                                                    ------------
                                                       5,495,000
                                                    ------------
               TOTAL CONVERTIBLE BONDS               159,530,879
               (Cost $164,873,617)
 NUMBER OF
   SHARES                                              VALUE
----------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (25.1%)
               BASIC INDUSTRIES (1.8%)
     137,200   Sealed Air Corp. (W.R. Grace)           5,048,960
               4.000%
               CONSUMER CYCLICAL (2.1%)
      17,500   American Classic Voyage Capital           455,000
               Trust I
               7.000%
     138,200   Newell Financial Trust I                5,467,054
               5.250%
                                                    ------------
                                                       5,922,054
               CONSUMER GROWTH STAPLES (3.8%)
      20,200   Biovail Corp                            1,349,360
               6.750%
      92,000   Pharmacia Corp.                         4,107,800
               6.500%
     150,000   Tribune Company (Mattel)                3,120,000
               6.250%
      46,500   Wendy's International                   2,241,300
               5.000%
                                                    ------------
                                                      10,818,460
               CONSUMER STAPLES (1.5%)
     115,000   Suiza Foods Capital Trust II            4,367,240
               5.500%
               ENERGY (.4%)
      15,000   El Paso Corp. Capital Trust I           1,220,625
               4.750%

               See accompanying Notes to Schedule of Investments.

SCHEDULE OF INVESTMENTS MARCH 31, 2001

                                                                         CALAMOS

Convertible Fund -- continued

 NUMBER OF
   SHARES                                              VALUE
----------------------------------------------------------------
               FINANCIAL (7.7%)
      32,100   Ace, Ltd.                            $  2,439,600
               8.250%
      24,800   Equity Office Properties Trust          1,091,200
               5.250%
      50,700   Equity Residential Properties           1,223,391
               7.250%
      86,000   Host Marriott Financial Trust           3,449,546
               6.750%
      64,000   Metlife Capital Trust I                 6,048,000
               4.000%
     139,500   National Australia Bank                 3,773,475
               7.875%
      46,600   Sovereign Capital Trust II              2,440,675
               7.500%
      26,000   Vornado Realty Trust - Series A         1,307,800
               6.500%
                                                    ------------
                                                      21,773,687
               TELECOMMUNICATIONS (2.1%)
      39,000   Global Crossing, Ltd.                   5,947,500
               6.750%
               TRANSPORTATION (1.3%)
      78,100   Union Pacific Capital Trust             3,848,221
               6.250%
               UTILITIES (4.4%)
      81,500   AES Trust VII(b)                        5,185,682
               6.000%
      99,400   Calpine Capital Trust III(b)            7,218,925
               5.000%
                                                    ------------
                                                      12,404,607
                                                    ------------
               TOTAL CONVERTIBLE                      71,351,354
               PREFERRED STOCKS
               (Cost $64,901,626)

COMMON STOCKS (10.5%)
               CAPITAL GOODS - INDUSTRIAL (1.3%)
     147,000   Waste Management, Inc.(a)               3,630,900
               CONSUMER CYCLICALS (4.1%)
      96,000   Boeing Company                          5,348,160
     120,000   Hilton Hotel Corp.                      1,254,000
      35,000   Jones Apparel Group, Inc.(a)            1,323,000
     150,000   Toys "R" Us, Inc.(a)                    3,765,000
                                                    ------------
                                                      11,690,160

 NUMBER OF
   SHARES                                              VALUE
----------------------------------------------------------------
               CONSUMER STAPLES (3.4%)
     186,000   Kellogg Company                      $  5,027,580
     105,000   Robert Mondavi Corp. Class A(a)         4,705,313
                                                    ------------
                                                       9,732,893
               CREDIT CYCLICALS (.6%)
      28,000   Federal Home Loan Mortgage Corp.        1,815,240
               FINANCIAL (1.1%)
      60,000   Countrywide Credit Industry, Inc.       2,961,000
                                                    ------------
               TOTAL COMMON STOCKS                    29,830,193
               (Cost $26,322,927)
 NUMBER OF
 CONTRACTS                                             VALUE
----------------------------------------------------------------
CALL OPTIONS (.8%)
               CAPITAL GOODS - TECHNOLOGY (.1%)
         150   Northrop Grumman(a)                       327,750
               LEAPS Expiration 01/18/03
               Strike 80
               CONSUMER CYCLICAL (.2%)
         300   International Game Technology(a)          550,500
               LEAPS Expiration 01/18/03
               Strike 40
               CONSUMER STAPLES (.2%)
         325   General Mills(a)                          271,375
               LEAPS Expiration 01/18/03
               Strike 40
         200   Pepsico(a)                                221,000
               LEAPS Expiration 01/19/03
               Strike 40
                                                    ------------
                                                         492,375
               CREDIT CYCLICALS (.1%)
         250   Washington Mutual(a)                      336,250
               LEAPS Expiration 01/19/03
               Strike 50
               FINANCIAL (.2%)
         445   Allstate(a)                               431,650
               LEAPS Expiration 01/17/02
               Strike 35
                                                    ------------
               TOTAL CALL OPTIONS                      2,138,525
               (Cost $1,676,173)

               See accompanying Notes to Schedule of Investments.

SCHEDULE OF INVESTMENTS MARCH 31, 2001

                                                                         CALAMOS

Convertible Fund -- continued

ffPrincipalAMOUNT                                    VALUE
-------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (4.2%)
             UNITED STATES TREASURY NOTES
$ 2,750,000  6.875%, 05/15/06                     $ 3,024,478
  2,000,000  6.500%, 10/15/06                       2,171,640
  2,000,000  6.250%, 02/15/03                       2,071,600
 13,000,000  0.000%, 11/15/18                       4,557,410
                                                  -----------
             TOTAL U.S. GOVERNMENT SECURITIES      11,825,128
             (Cost $11,334,645)
TOTAL INVESTMENTS (96.8%)                         274,676,079
(Cost $269,108,988)
CASH DEPOSITS WITH CUSTODIAN (6.3%)                17,807,205
                                                  -----------
(INTEREST BEARING)
LIABILITIES, LESS OTHER ASSETS (-3.1%)             (8,709,563)
                                                  -----------
NET ASSETS (100.0%)                               $283,773,721
                                                  -----------
NET ASSET VALUE PER SHARE - CLASS A               $     19.14
                                                  -----------
(7,432,875 shares outstanding)

                                                       VALUE
----------------------------------------------------------------
NET ASSET VALUE PER SHARE - CLASS B                 $      21.35
                                                    ------------
(638,440 shares outstanding)
NET ASSET VALUE PER SHARE - CLASS C                 $      19.23
                                                    ------------
(5,084,667 shares outstanding)
NET ASSET VALUE PER SHARE - CLASS I                 $      18.44
                                                    ------------
(1,630,580 shares outstanding)

Notes to Schedule of Investments
  (a)     Non-Income producing security.
  (b) Rule 144A security-Private placement securities issued under Rule 144A are exempt from the registration requirement of the Securities Act of 1933. These securities generally are issued to qualified institutional buyers, such as the funds and any resale by the funds must be an exempt transaction, normally to other qualified institutional investors.
  (c)     LYON - Liquid Yield Option Note

                See accompanying Notes to Financial Statements.

                                                                         CALAMOS

Convertible Growth and Income Fund

SCHEDULE OF INVESTMENTS MARCH 31, 2001

 PRINCIPAL
   AMOUNT                                            VALUE
--------------------------------------------------------------
CONVERTIBLE BONDS (66.8%)
               CAPITAL GOODS - INDUSTRIAL (7.6%)
$  2,500,000   Danaher Corp.(b)(c)                $  1,458,425
               0.000%, 01/22/21
   2,200,000   Perkinelmer, Inc.(c)                  1,152,118
               0.000%, 08/07/20
     625,000   Robbins & Myers, Inc.                   643,750
               6.500%, 09/01/03
   1,700,000   Thermo Electron Corp.                 1,568,930
               4.000%, 01/15/05
   2,230,000   Tyco International, Ltd.(b)(c)        1,640,589
               0.000%, 11/17/20
   2,250,000   Waste Connection(b)                   2,252,812
               5.500%, 04/15/06
                                                  ------------
                                                     8,716,624
               CAPITAL GOODS - TECHNOLOGY (21.1%)
   2,900,000   Anixter International,                  747,562
               Inc.(b)(c)
               0.000%, 06/28/20
   1,500,000   Anixter International, Inc.(c)          380,625
               0.000%, 06/28/20
   4,500,000   Arrow Electronics, Inc.(c)            1,850,625
               0.000%, 02/21/21
     900,000   Atmel Corp.(c)                          544,572
               0.000%, 04/21/18
     800,000   Atmel Corp.(b)(c)                       484,064
               0.000%, 04/21/18
   1,600,000   Bisys Group, Inc.(b)                  1,644,000
               4.000%, 03/15/06
   2,950,000   Celestica, Inc.(c)                    1,096,073
               0.000%, 08/01/20
   1,700,000   Cypress Semiconductor                 1,410,456
               4.000%, 02/01/05
   1,760,000   Emcor Group, Inc.                     2,062,456
               5.7500%, 04/01/05
   3,300,000   First Data Corp.                      3,353,625
               2.000%, 03/01/08
   1,300,000   Hewlett Packard Company(c)              718,224
               0.000%, 10/14/17
     725,000   I2 Technologies, Inc.(b)                575,730
               5.250%, 12/15/06
   1,720,000   Juniper Networks, Inc.                1,257,079
               4.750%, 03/15/07
   1,500,000   L-3 Communications Holdings(b)        1,769,070
               5.250%, 06/01/09
     950,000   Lehman Brothers Holdings, MTN           783,750
               0.250%, 07/08/03

 PRINCIPAL
   AMOUNT                                            VALUE
--------------------------------------------------------------
$    725,000   Manugistics Group, Inc.(b)         $    522,453
               5.000%, 11/01/07
   3,300,000   Morgan Stanley Dean Witter, MTN       3,157,687
               0.500%, 03/03/08
     300,000   Nvidia Corp.                            288,270
               4.750%, 10/15/07
     900,000   Rational Software Corp.(b)              755,487
               5.000%, 02/01/07
     250,000   Systems & Computers Technology          168,125
               5.000%, 10/15/04
     650,000   Texas Instrument (Burr Brown            723,600
               Corp.)(b)
               4.250%, 02/15/07
                                                  ------------
                                                    24,293,533
               CONSUMER CYCLICAL (11.2%)
   2,200,000   Barnes & Noble, Inc.(b)               2,241,250
               5.250%, 03/15/09
   3,000,000   Four Seasons Hotels(c)                  975,000
               0.000%, 09/23/29
     875,000   Hilton Hotel Corp.                      755,081
               5.000%, 05/15/06
   6,100,000   Jones Apparel Group, Inc.(b)(c)       3,141,927
               0.000%, 02/01/21
   5,000,000   Royal Caribbean Cruises(c)            1,927,250
               0.000%, 02/02/21
   3,200,000   TJX Companies(b)(c)                   2,296,000
               0.000%, 02/13/21
   1,715,000   Young & Rubicam, Inc. (WPP            1,599,460
               Group)
               3.000%, 01/15/05
                                                  ------------
                                                    12,935,968
               CONSUMER GROWTH STAPLES (15.3%)
   1,500,000   Alza Corp.(c)                         1,587,300
               0.000%, 07/14/14
   1,520,000   Amerisource Health Corp.(b)           1,795,226
               5.000%, 12/01/07
   3,500,000   Cendant Corp.(b)(c)                   2,228,660
               0.000%, 02/13/21
   1,350,000   Elan Finance Corp.(c)                 1,064,394
               0.000%, 12/14/18
   2,950,000   Health Management Associates(b)       2,014,703
               0.250%, 08/16/20
   2,410,000   Kohls Corp.(b)(c)                     1,506,085
               0.000%, 06/12/20
   3,300,000   Lowe's Companies, Inc.(b)(c)          2,128,005
               0.000%, 02/16/21

               See accompanying Notes to Schedule of Investments.

SCHEDULE OF INVESTMENTS MARCH 31, 2001

                                                                         CALAMOS

Convertible Growth and Income Fund -- continued

 PRINCIPAL
   AMOUNT                                            VALUE
--------------------------------------------------------------
$  1,850,000   NCO Group, Inc.(b)                 $  1,898,562
               4.750%, 04/15/06
   1,840,000   Reebok International, Ltd.(b)         1,828,500
               4.250%, 03/01/21
   1,650,000   Teva Pharmaceutical Finance           1,639,952
               LLC(b)
               1.500%, 10/15/05
                                                  ------------
                                                    17,691,387
               CREDIT CYCLICALS (2.3%)
   3,075,000   Lennar Corp.(c)                       1,878,056
               0.000%, 07/29/18
   2,200,000   Lennar Corp.(c)                         803,000
               0.000%, 04/01/21
                                                  ------------
                                                     2,681,056
               ENERGY (7.1%)
   1,670,000   Anadarko Petroleum Corp.(c)           1,334,664
               0.000%, 03/07/20
   1,700,000   Baker Hughes, Inc.(c)                 1,363,859
               0.000%, 05/05/08
   1,300,000   Devon Energy(c)                         647,166
               0.000%, 06/27/20
   1,250,000   Devon Energy(b)(c)                      622,275
               0.000%, 06/27/20
   1,450,000   Loews Corp. (Diamond Offshore)        1,319,500
               3.125%, 09/15/07
     722,000   Seacor Holdings, Inc.                   764,345
               5.375%, 11/15/06
   3,300,000   Weatherford International(c)          2,097,645
               0.000%, 06/30/20
                                                  ------------
                                                     8,149,454
               FINANCIAL (2.0%)
   2,300,000   Goldman Sachs, MTN                    2,367,563
               1.000%, 12/12/07
               TELECOMMUNICATIONS (0.2%)
     360,000   Natural Microsystems                    195,390
               5.000%, 10/15/05
                                                  ------------
               TOTAL CONVERTIBLE BONDS              77,030,975
               (Cost $78,249,762)
 NUMBER OF
   SHARES                                            VALUE
--------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (21.6%)
               CONSUMER CYCLICAL (1.9%)
       5,000   Newell Financial Trust I (Quips)      2,175,745
               5.250%

 NUMBER OF
   SHARES                                            VALUE
--------------------------------------------------------------
               CONSUMER GROWTH STAPLES (3.0%)
      20,000   Biovail Corp.                      $  1,336,000
               6.750%
      47,000   Pharmacia Corp.  - Monsanto           2,098,550
               6.500%
                                                  ------------
                                                     3,434,550
               CONSUMER STAPLES (1.3%)
      40,000   Suiza Foods Capital Trust II          1,519,040
               5.500%
               ENERGY (0.6%)
       8,800   El Paso Corp. Capital Trust I           716,100
               4.750%
               FINANCIAL (6.6%)
      19,000   Ace, Ltd. (Feline Prides)             1,444,000
               8.250%
      28,200   Equity Office Property Trust          1,240,800
               5.250%
      54,000   Equity Residential Properties         1,303,020
               7.250%
      20,355   Metlife Capital Trust I               1,923,548
               8.000%
      30,800   Sovereign Capital Trust II            1,613,150
               7.500%
                                                  ------------
                                                     7,524,518
               TELECOMMUNICATIONS (1.5%)
      11,550   Global Crossing, Ltd.                 1,761,375
               6.750%
               TRANSPORTATION (2.8%)
      31,000   CNF Trust I                           1,379,500
               5.000%
      37,000   Union Pacific Capital Trust           1,823,101
               6.250%
                                                  ------------
                                                     3,202,601
               UTILITIES (3.9%)
      23,000   AES Trust VII(b)                      1,463,444
               6.000%
      10,000   AES Trust VII                           636,280
               6.000%
      33,500   Calpine Capital Trust III(b)          2,432,938
               5.000%
                                                  ------------
                                                     4,532,662
                                                  ------------
               TOTAL CONVERTIBLE PREFERRED          24,866,591
               STOCKS
               (Cost $23,349,403)

               See accompanying Notes to Schedule of Investments.

SCHEDULE OF INVESTMENTS MARCH 31, 2001

                                                                         CALAMOS

Convertible Growth and Income Fund -- continued

 NUMBER OF
   SHARES                                            VALUE
--------------------------------------------------------------
COMMON STOCKS (5.5%)
               CAPITAL GOODS - TECHNOLOGY (0.7%)
      37,000   Peoplesoft, Inc.(a)                $    867,188
               CONSUMER CYCLICAL (2.4%)
      17,000   Boeing Company                          947,070
      72,000   Toys 'R' Us, Inc.(a)                  1,807,200
                                                  ------------
                                                     2,754,270
               CONSUMER GROWTH STAPLES (1.4%)
      92,000   Mattel, Inc.                          1,632,080
               ENERGY (1.0%)
      34,882   Swift Energy Company(a)               1,117,619
                                                  ------------
               TOTAL COMMON STOCKS                   6,371,157
               (Cost $7,414,230)
 NUMBER OF
 CONTRACTS                                           VALUE
--------------------------------------------------------------
     (hffiff
CALL OPTIONS (0.5%)
               CONSUMER CYCLICAL (0.1%)
          80   IGT(a)                                  146,800
               LEAPS Expiration 01/19/03
               Strike 40
               CONSUMER STAPLES (0.2%)
         150   General Mills(a)                        125,250
               LEAPS Expiration 01/19/03
               Strike 40
          40   Northrop Grumman(a)                      87,400
               LEAPS Expiration 01/18/03
               Strike 80
          50   Pepsico(a)                               55,250
               LEAPS Expiration 01/17/05
               Strike 40
                                                  ------------
                                                       267,900
               CREDIT CYCLICALS (0.1%)
          80   Washington Mutual Stock(a)              107,600
               LEAPS Expiration 01/19/03
               Strike 50
               FINANCIAL (0.1%)
         125   Allstate(a)                             121,250
               LEAPS Expiration 01/19/02
               Strike 35
                                                  ------------
               TOTAL CALL OPTIONS                      643,550
               (Cost $505,138)
 PRINCIPAL
   AMOUNT                                            VALUE
--------------------------------------------------------------
     (hffiff
U.S. GOVERNMENT SECURITIES (3.1%)
               UNITED STATES TREASURY NOTES
$  2,750,000   6.250%, 02/15/03                   $  2,848,450
     635,000   6.875%, 05/15/06                        698,379
                                                  ------------
               TOTAL U.S. GOVERNMENT SECURITIES      3,546,829
               (Cost $3,416,896)
                      TOTAL INVESTMENTS (97.5%)    112,459,102
(Cost $112,935,429)
CASH DEPOSITS WITH CUSTODIAN (7.9%)                  9,143,486
(INTEREST BEARING)
                                                  ------------
LIABILITIES, LESS OTHER ASSETS (-5.4%)              (6,287,594)
                                                  ------------
NET ASSETS (100.0%)                               $115,314,994
                                                  ------------
NET ASSET VALUE PER SHARE - CLASS A               $      23.26
                                                  ------------
(3,540,816 shares outstanding)
NET ASSET VALUE PER SHARE - CLASS B               $      25.57
                                                  ------------
                   (231,627 shares outstanding)
NET ASSET VALUE PER SHARE - CLASS C               $      23.47
                                                  ------------
(1,035,853 shares outstanding)
NET ASSET VALUE PER SHARE - CLASS I               $      22.87
                                                  ------------
(118,874 shares outstanding)

Notes to Schedule of Investments
  (a)     Non-Income producing security.
  (b) Rule 144A security-Private placement securities issued under Rule 144A are exempt from the registration requirement of the Securities Act of 1933. These securities generally are issued to qualified institutional buyers, such as the funds and any resale by the funds must be an exempt transaction, normally to other qualified institutional investors.
  (c)     LYON - Liquid Yield Option Note

                See accompanying Notes to Financial Statements.

                                                                         CALAMOS

Market Neutral Fund

SCHEDULE OF INVESTMENTS MARCH 31, 2001

PRINCIPAL
  AMOUNT                                              VALUE
---------------------------------------------------------------

 CONVERTIBLE BONDS (70.7%)

             BASIC INDUSTRIES (2.6%)

$5,300,000   INCO, Ltd.(b)(c)                      $  2,835,500

             0.000%, 03/29/21

             CAPITAL GOODS - INDUSTRIAL (4.6%)

3,300,000    SPX Corp.(b)(c)                          1,848,033

             0.000%, 02/06/21

1,649,000    Thermo Electron Corp. (Thermotrex)       1,327,659

             3.250%, 11/01/07

1,945,000    Waste Connections                        1,947,431

             5.500%, 04/15/06

                                                   ------------

                                                      5,123,123

             CAPITAL GOODS - TECHNOLOGY (25.1%)

  350,000    Act Manufacturing, Inc.                    171,920

             7.000%, 04/15/07

4,000,000    Affiliated Computer Services(b)          3,971,600

             3.500%, 02/15/06

8,670,000    Arrow Electronics, Inc.(b)(c)            3,565,538

             0.000%, 02/21/21

2,750,000    Benchmark Electric, Inc.                 2,038,438

             6.000%, 08/15/06

1,975,000    Bisys Group, Inc.(b)                     2,029,313

             4.000%, 03/15/06

1,550,000    Chartered Semiconductor                  1,551,938

             2.500%, 04/02/06

2,480,000    Emcor Group, Inc.                        2,873,700

             5.750%, 04/01/05

3,000,000    Exodus Communications, Inc.              1,996,890

             5.250%, 02/15/08

4,000,000    First Data Corp.                         4,065,000

             2.000%, 03/01/08

1,300,000    General Semiconductor, Inc.              1,128,075

             5.750%, 12/15/06

1,200,000    National Data Corp.                      1,120,572

             5.000%, 11/01/03

1,600,000    Nvidia Corp.                             1,537,440

             4.750%, 10/15/07

1,900,000    Rational Software Corp.                  1,594,917

             5.000%, 02/01/07

                                                   ------------

                                                     27,645,341

             CONSUMER CYCLICAL (5.9%)

3,000,000    Barnes & Noble, Inc.(b)                  3,056,250

             5.250%, 03/15/09

PRINCIPAL
  AMOUNT                                              VALUE
---------------------------------------------------------------

$1,625,000   Lamar Advertising Company             $  1,660,263

             5.250%, 09/15/06

1,875,000    Young & Rubicam, Inc. (WPP Group)        1,748,681

             3.000%, 01/15/05

                                                   ------------

                                                      6,465,194

             CONSUMER GROWTH STAPLES (20.6%)

3,150,000    Adelphia Communications                  3,081,488

             6.000%, 02/15/06

2,310,000    Alpharma, Inc.                           2,693,160

             3.000%, 06/01/06

1,800,000    Amerisource Health Corp.(b)              2,125,926

             5.000%, 12/01/07

2,050,000    Aviron                                   1,850,125

             5.250%, 02/05/08

1,700,000    CV Therapeutics                          1,261,264

             4.750%, 03/07/07

1,880,000    NCO Group, Inc.                          1,929,350

             4.750%, 04/15/06

1,500,000    Protein Design Labs, Inc.                1,340,625

             5.500%, 02/15/07

2,400,000    Quanta Services, Inc.                    1,707,552

             4.000%, 07/01/07

4,000,000    Reebok International, Ltd.               3,975,000

             4.250%, 03/01/21

2,715,000    Teva Pharmaceutical Finance LLC(b)       2,698,466

             1.500%, 10/15/05

                                                   ------------

                                                     22,662,956

             CONSUMER STAPLES (2.0%)

2,100,000    Fleming Companies, Inc.                  2,228,625

             5.250%, 03/15/09

             ENERGY (4.3%)

3,075,000    Hanover Compressor Company               3,109,594

             4.750%, 03/15/08

1,750,000    Loews Corp. (Diamond Offshore)           1,592,500

             3.125%, 09/15/07

                                                   ------------

                                                      4,702,094

             FINANCIAL (2.5%)

2,900,000    Providian Financial Corp.                2,761,380

             3.250%, 08/15/05

             TELECOMMUNICATIONS (3.1%)

2,500,000    American Tower Corp.(b)                  1,958,975

             2.250%, 10/15/09

               See accompanying Notes to Schedule of Investments.

SCHEDULE OF INVESTMENTS MARCH 31, 2001

                                                                         CALAMOS

Market Neutral Fund -- continued

PRINCIPAL
  AMOUNT                                              VALUE
---------------------------------------------------------------

$1,700,000   Comverse Technology(b)                $  1,437,928

             1.500%, 12/01/05

                                                   ------------

                                                      3,396,903

                                                   ------------

             TOTAL CONVERTIBLE BONDS                 77,821,116

             (Cost $80,565,894)

NUMBER OF
  SHARES                                              VALUE
---------------------------------------------------------------


             CONVERTIBLE PREFERRED STOCKS (20.6%)

             BASIC INDUSTRIES (3.4%)

  102,500    Sealed Air Corp. (W.R. Grace)            3,772,000

             4.000%

             CAPITAL GOODS - TECHNOLOGY (1.9%)

   49,000    Pioneer Standard Electronics             2,143,750

             6.750%

             CONSUMER GROWTH STAPLES (1.6%)

   45,000    Emmis Communications Corp.               1,814,085

             6.250%

             CONSUMER STAPLES (2.9%)

   84,700    Suiza Foods Capital Trust II             3,216,567

             5.500%

             FINANCIAL (3.4%)

  137,200    National Australia Bank                  3,711,260

             7.875%

             TELECOMMUNICATIONS (1.2%)

    7,650    Global Crossing, Ltd.                    1,166,625

             6.750%

             UTILITIES (6.2%)

   31,800    Calpine Capital Trust III                2,323,051

             5.000%

   23,200    Calpine Capital Trust III(b)             1,684,900

             5.000%

   38,000    Mirrant Trust I                          2,831,000

             6.250%

                                                   ------------

                                                      6,838,951

                                                   ------------

             TOTAL CONVERTIBLE                       22,663,238
             PREFERRED STOCKS

             (Cost $21,956,407)


                        TOTAL INVESTMENTS (91.3%)   100,484,354

(Cost $102,522,301)

NUMBER OF
  SHARES                                              VALUE
---------------------------------------------------------------


                COMMON STOCKS SOLD SHORT (-37.9%)

             BASIC INDUSTRIES (-1.8%)

$ (42,400)   INCO, Ltd.                            $   (628,792)

  (41,000)   Sealed Air Corp.                        (1,366,530)

                                                   ------------

                                                     (1,995,322)

             CAPITAL GOODS - INDUSTRIAL (-1.6%)

   (9,075)   SPX Corp.                                 (823,647)

   (4,600)   Thermo Electron Corp.                     (103,408)

  (30,200)   Waste Connections                         (870,138)

                                                   ------------

                                                     (1,797,193)

             CAPITAL GOODS - TECHNOLOGY (-11.1)

   (5,900)   Act Manufacturing, Inc.                    (64,531)

  (24,000)   Affiliated Computer Services Class-A    (1,557,600)

  (36,800)   Arrow Electronics, Inc.                   (831,680)

  (35,800)   Benchmark Electronics, Inc.               (698,100)

  (11,900)   Bisys Group, Inc.                         (635,906)

  (68,200)   Emcor Group, Inc.                       (2,088,966)

  (85,550)   Exodus Communications, Inc.               (919,663)

  (36,650)   First Data Corp.                        (2,188,372)

  (45,500)   General Semiconductor, Inc.               (430,885)

  (16,800)   National Data Corp.                       (392,280)

  (10,400)   Nvidia Corp.                              (675,188)

 (102,900)   Pioneer Standard Electronics            (1,260,525)

  (28,500)   Rational Software Corp.                   (505,875)

                                                   ------------

                                                    (12,249,571)

             CONSUMER CYCLICAL (-2.4%)

  (46,500)   Barnes & Noble, Inc.                    (1,111,350)

  (23,125)   Lamar Advertising Company                 (849,844)

  (12,722)   WPP Group PLC ADR                         (683,012)

                                                   ------------

                                                     (2,644,206)

             CONSUMER GROWTH STAPLES (-9.1%)

  (34,700)   Adelphia Communications Class A         (1,405,350)

  (39,300)   Alpharma Inc. Class A                   (1,286,682)

  (25,600)   Amerisource Health Corp. Class A        (1,255,680)

  (19,750)   Aviron                                    (820,858)

  (15,500)   CV Therapeutics, Inc.                     (511,500)

  (33,800)   Emmis Communications Class A              (855,563)

               See accompanying Notes to Schedule of Investments.

SCHEDULE OF INVESTMENTS MARCH 31, 2001

                                                                         CALAMOS

Market Neutral Fund -- continued

NUMBER OF
  SHARES                                              VALUE
---------------------------------------------------------------

  (37,600)   NCO Group                             $   (961,149)

  (12,000)   Protein Design Labs, Inc.                 (534,000)

  (24,000)   Quanta Services, Inc.                     (535,680)

  (44,000)   Reebok International, Ltd.              (1,093,839)

  (14,250)   Teva Pharmaceutical ADR                   (778,406)

                                                   ------------

                                                    (10,038,707)

             CONSUMER STAPLES (-2.7%)

  (42,000)   Fleming Companies, Inc.(b)              (1,068,900)

  (40,250)   Suiza Foods Corp.                       (1,935,623)

                                                   ------------

                                                     (3,004,523)

             ENERGY (-1.3%)

   (8,750)   Diamond Offshore Drilling                 (344,313)

  (35,900)   Hanover Compressor Company              (1,138,030)

                                                   ------------

                                                     (1,482,343)

             FINANCIAL (-2.3%)

  (20,500)   National Australia Bank ADR             (1,437,255)

  (23,200)   Providian Financial Corp.               (1,137,960)

                                                   ------------

                                                     (2,575,215)

             TELECOMMUNICATIONS (-1.3%)

  (37,500)   American Tower Systems                    (693,750)

   (8,500)   Comverse Technology, Inc.                 (500,565)

  (15,300)   Global Crossing, Ltd.                     (206,397)

                                                   ------------

                                                     (1,400,712)

             UTILITIES (-4.1%)

  (48,100)   Calpine Corp.                           (2,648,867)

  (53,200)   Mirant Corp.                            (1,888,600)

                                                   ------------

                                                     (4,537,467)

             TOTAL COMMON STOCKS                    (41,725,259)
             SOLD SHORT

             (Proceeds $44,129,260)

NUMBER OF
CONTRACTS                                             VALUE
---------------------------------------------------------------

CALL OPTIONS WRITTEN (-0.2%)

             CAPITAL GOODS - INDUSTRIAL (0.0%)

      (21)   SPX Corp.(a)                                (7,980)

             LEAPS Expiration 09/21/01

             Strike 120

NUMBER OF
CONTRACTS                                             VALUE
---------------------------------------------------------------

             CAPITAL GOODS - TECHNOLOGY (-0.2%)

     (158)   Bisys Group, Inc.(a)                  $    (84,925)

             LEAPS Expiration 09/21/01

             Strike 60

     (230)   Chartered Semiconductor(a)                 (90,563)

             LEAPS Expiration 06/21/01

             Strike 22.5

                                                   ------------

                                                       (175,488)

             TOTAL CALL OPTIONS WRITTEN                (183,468)

             (Proceeds $166,380)


             TOTAL COMMON STOCKS                    (41,908,727)
             SOLD SHORT AND CALL
             OPTIONS WRITTEN (-38.1%)

             (Proceeds $44,295,640)


CASH DEPOSITS WITH CUSTODIAN (47.8%)                 52,589,381
(INTEREST BEARING)

                                                   ------------

LIABILITIES, LESS OTHER ASSETS (-1.0%)               (1,137,032)

                                                   ------------

NET ASSETS (100.0%)                                $110,027,976

                                                   ------------

NET ASSET VALUE PER SHARE - CLASS A                $      13.34

                                                   ------------

(5,531,858 shares outstanding)

              NET ASSET VALUE PER SHARE - CLASS B  $      13.78

                                                   ------------

(152,924 shares outstanding)

              NET ASSET VALUE PER SHARE - CLASS C  $      13.50

                                                   ------------

(995,106 shares outstanding)

NET ASSET VALUE PER SHARE - CLASS I                $      13.25

                                                   ------------

(1,559,067 shares outstanding)

Notes to Schedule of Investments
  (a)   Non-Income producing security.
  (b) Rule 144A security-Private placement securities issued under Rule 144A are exempt from the registration requirement of the Securities Act of 1933. These securities generally are issued to qualified institutional buyers, such as the funds and any resale by the funds must be an exempt transaction, normally to other qualified institutional investors.
  (c)   LYON - Liquid Yield Option Note

                See accompanying Notes to Financial Statements.

                                                                         CALAMOS

Growth Fund

SCHEDULE OF INVESTMENTS MARCH 31, 2001

 NUMBER
OF SHARES                                            VALUE
--------------------------------------------------------------
 COMMON STOCKS (83.6%)
            CAPITAL GOODS - INDUSTRIAL (1.0%)
 28,000     Keithley Instruments, Inc.            $    453,600
 16,000     Measurement Specialties, Inc.(a)           307,360
 49,000     Tektronix, Inc.(a)                       1,337,210
                                                  ------------
                                                     2,098,170
            CAPITAL GOODS - TECHNOLOGY (10.6%)
 45,000     Alliant Techsystems, Inc.(a)             3,984,750
 67,500     Barra, Inc.(a)                           3,645,000
 34,000     Bel Fuse, Inc.(a)                          788,375
 41,000     C&D Technologies, Inc.                   1,131,600
 52,000     Catapult Communications Corp.(a)         1,326,000
 62,000     DST Systems, Inc.(a)                     2,987,780
 56,000     Esterline Technologies Corp.(a)          1,218,000
 22,000     Great Plains Software, Inc.(a)           1,348,875
 57,000     Juniper Networks, Inc.(a)                2,163,720
 23,000     Macrovision Corp.(a)                     1,001,938
 35,000     Manhattan Associates, Inc.(a)              544,688
 52,000     Mentor Graphics Corp.(a)                 1,072,500
 50,500     Planar Systems, Inc.(a)                    643,875
                                                  ------------
                                                    21,857,101
            CONSUMER CYCLICAL (11.2%)
 37,000     Advo, Inc.(a)                            1,365,300
 65,000     Anchor Gaming(a)                         3,981,250
 89,900     Boca Resorts, Inc.(a)                    1,042,840
 88,000     Boeing Company                           4,902,480
 22,500     Christopher & Banks Corp.(a)               677,812
 84,000     Hot Topic, Inc.(a)                       2,352,000
 83,000     International Game Technology(a)         4,179,050
117,000     Phillips Van Heusen                      1,764,360
 70,000     Stein Mart, Inc.(a)                        765,625
 50,000     Wallace Computer Services, Inc.            812,500
 50,000     Wets Seal, Inc.(a)                       1,281,250
                                                  ------------
                                                    23,124,467
            CONSUMER GROWTH STAPLES (25.5%)
 76,000     Biovail Corp.(a)                         2,745,880
 75,000     Career Education Corp.(a)                3,768,750
100,000     Caremark Rx, Inc.(a)                     1,304,000
 70,000     Charlotte Russe Holding, Inc.(a)         2,082,500

 NUMBER
OF SHARES                                            VALUE
--------------------------------------------------------------
 80,000     Corinthian Colleges, Inc.(a)          $  3,220,000
105,000     Dardeen Restaurants, Inc.                2,493,750
 65,000     Diagnostic Products Corp.                3,389,750
 87,000     Direct Focus, Inc.(a)                    2,175,000
 30,000     Express Scripts, Inc.(a)                 2,600,400
 61,000     Forest Laboratories(a)                   3,613,640
 38,000     Henry Schein, Inc.(a)                    1,396,500
 61,000     J. Jill, Inc.(a)                         1,067,500
 38,000     Laboratory Corp. of America              4,569,500
            Holdings(a)
 60,000     Oakley, Inc.(a)                          1,066,200
 13,000     P.F. Changs China Bistro, Inc.(a)          455,000
 50,000     Reebok International, Ltd.(a)            1,243,000
 80,000     Skechers USA, Inc.(a)                    1,920,000
108,000     Steris Corp.(a)                          1,522,800
 46,000     Taro Pharmaceuticals(a)                  2,015,375
 50,000     Timberland Company(a)                    2,540,000
 31,000     Triad Hospital, Inc.(a)                    875,750
 55,000     United Health Group                      3,259,300
 38,000     Universal Health Services(a)             3,355,400
                                                  ------------
                                                    52,679,995
            CONSUMER STAPLES (0.6%)
 27,000     Robert Mondavi Corp.                     1,209,937
            CREDIT CYCLICALS (6.9%)
 41,000     Bank United Corp.(a)                        10,250
 25,000     NVR, Inc.(a)                             4,075,000
 57,000     Standard Pacific Corp.                   1,202,700
 66,000     Toll Brothers, Inc.(a)                   2,541,000
119,300     Washington Mutual, Inc                   6,531,675
                                                  ------------
                                                    14,360,625
            ENERGY (16.0%)
 56,000     Anadarko Petroleum Corp.                 3,515,680
145,000     Cross Timbers Oil Company                3,588,750
 38,000     El Paso Corp.                            2,481,400
 55,000     Energen Corp.                            1,941,500
 30,000     Equitable Resources, Inc.                2,070,000
 91,400     HS Resources, Inc.(a)                    4,113,000
 40,200     Key Production Company, Inc.(a)            834,150
 58,000     Kinder Morgan, Inc.                      3,085,600
 41,400     Midcoast Energy Resources                1,097,100

               See accompanying Notes to Schedule of Investments.

SCHEDULE OF INVESTMENTS MARCH 31, 2001

                                                                         CALAMOS

Growth Fund -- continued

 NUMBER
OF SHARES                                            VALUE
--------------------------------------------------------------
 94,000     Patterson Energy, Inc.(a)             $  2,972,750
 28,800     Prima Energy Corp.(a)                      873,000
 55,000     Spinnaker Exploration Company(a)         2,403,500
 71,000     Unit Corp.(a)                            1,175,050
100,000     UTI Energy(a)                            3,025,000
                                                  ------------
                                                    33,176,480
            FINANCIAL (8.7%)
 63,000     Ace, Ltd.                                2,315,880
 92,000     Allstate Corp.(a)                        3,858,480
 73,000     Block H & R, Inc.                        3,654,380
 62,000     Greater Bay BanCorp.                     1,561,625
 30,900     Hartford Financial Services Group        1,823,100
 62,000     Mid-Atlantic Medical Services(a)         1,258,600
 96,000     SEI Investments Company                  2,994,000
 21,400     Silicon Valley Bancshares(a)               502,900
                                                  ------------
                                                    17,968,965
            TELECOMMUNICATIONS (0.8%)
 52,000     Metro One Telecommunications(a)          1,703,000
            TRANSPORTATION (0.6%)
 32,000     Teekay Shipping Corp.                    1,363,200
            UTILITIES (1.7%)
 55,000     Exelon Corp.                             3,608,000
                                                  ------------
TOTAL COMMON STOCKS                                173,149,940
                                                  ------------
(Cost $176,711,126)
TOTAL INVESTMENTS (83.6%)                          173,149,940
(Cost $176,711,126)

 NUMBER
OF SHARES                                            VALUE
--------------------------------------------------------------
CASH DEPOSITS WITH CUSTODIAN                      $ 29,199,962
                                                  ------------
(INTEREST BEARING) (14.1%)
OTHER ASSETS, LESS LIABILITIES (2.3%)                4,677,070
                                                  ------------
NET ASSETS (100.0%)                               $207,026,972
                                                  ------------
NET ASSET VALUE PER SHARE - CLASS A               $      37.04
                                                  ------------
(3,789,064 shares outstanding)
NET ASSET VALUE PER SHARE - CLASS B               $      39.45
                                                  ------------
(181,433 shares outstanding)
NET ASSET VALUE PER SHARE - CLASS C               $      36.72
                                                  ------------
(1,428,861 shares outstanding)
NET ASSET VALUE PER SHARE - CLASS I               $      38.83
                                                  ------------
(181,624 shares outstanding)

Note to Schedule of Investments
  (a)   Non-income producing security

                See accompanying Notes to Financial Statements.

                                                                         CALAMOS

Global Convertible Fund

SCHEDULE OF INVESTMENTS MARCH 31, 2001

PRINCIPAL
  AMOUNT                                              VALUE
--------------------------------------------------------------
CONVERTIBLE BONDS (75.3%)
             CAPITAL GOODS - INDUSTRIAL (3.6%)
$  350,000   Thermo Electron Corp.                 $   323,015
             4.000%, 01/15/05
   260,000   Tyco International, Ltd.(b)(c)            191,279
             0.000%, 11/17/20
                                                   -----------
                                                       514,294
             CAPITAL GOODS - TECHNOLOGY (18.7%)
   550,000   Anixter International, Inc.(b)(c)         141,779
             0.000%, 06/28/20
   650,000   Arrow Electronics, Inc.(c)                267,313
             0.000%, 02/21/21
   250,000   ASM Lithography Holdings(b)               241,250
             4.250%, 11/30/04
   100,000   Bisys Group, Inc.(b)                      102,750
             4.000%, 03/15/06
   630,000   Celestica, Inc.(c)                        234,077
             0.000%, 08/01/20
   105,000   Cypress Semiconductor                      87,116
             4.000%, 02/01/05
   300,000   Finmeccanica Spa(b)                       256,254
       EUR   2.000%, 06/08/05
   120,000   I2 Technologies, Inc.(b)                   95,293
             5.250%, 12/15/06
   185,000   Juniper Networks, Inc.                    135,209
             4.750%, 03/15/07
   320,000   L-3 Communications Holdings(b)            377,402
             5.250%, 06/01/09
   410,000   Morgan Stanley Dean Witter, MTN           392,319
             0.500%, 03/30/08
    65,000   Nvidia Corp.                               62,459
             4.750%, 10/15/07
   245,000   Solectron Corp.(b)(c)                     122,277
             0.000%, 01/27/19
   285,000   Solectron Corp.(c)                        143,520
             0.000%, 05/08/20
                                                   -----------
                                                     2,659,018
             CONSUMER CYCLICAL (12.2%)
   175,000   Air Tours                                 222,701
       GBP   5.750%, 01/05/04
   275,000   Baa PLC                                   420,829
       GBP   4.875%, 09/29/04

PRINCIPAL
  AMOUNT                                              VALUE
--------------------------------------------------------------
$  800,000   Four Seasons Hotels(c)                $   260,000
             0.000%, 09/23/29
   140,000   Interpublic Group, Inc.(b)                119,874
             1.870%, 06/01/06
   425,000   Jones Apparel Group, Inc.(b)(c)           218,905
             0.000%, 02/01/21
   700,000   Royal Caribbean Cruises(c)                269,815
             0.000%, 02/02/21
   230,000   Young & Rubicam, Inc. (WPP Group)         214,505
             3.000%, 01/15/05
                                                   -----------
                                                     1,726,629
             CONSUMER GROWTH STAPLES (6.9%)
   275,000   Alza Corp.(b)(c)                          182,850
             0.000%, 07/28/20
   305,000   Amerisource Health Corp.(b)               360,226
             5.000%, 12/01/07
   215,000   Health Management Associates(b)           146,834
             0.250%, 08/16/20
   150,000   Health Management Associates              102,443
             0.250%, 08/16/20
   180,000   Reebok International, Ltd.(b)             178,875
             4.250%, 03/01/21
                                                   -----------
                                                       971,228
             CONSUMER STAPLES (9.6%)
   330,000   Koninklijke Ahold                         345,891
       EUR   4.000%, 05/19/05
   650,000   Nestle Australia, Ltd                     634,563
             1.250%, 04/27/05
   400,000   Royal Numico (Koninklijke NV)             385,431
       EUR   1.500%, 09/22/04
                                                   -----------
                                                     1,365,885
             CREDIT CYCLICALS (2.8%)
   655,000   Lennar Corp.(c)                           400,041
             0.000%, 07/29/18
             ENERGY (6.8%)
   385,000   Anadarko Petroleum Corp.(c)               307,692
             0.000%, 03/07/20
   400,000   Baker Hughes, Inc.(c)                     320,908
             0.000%, 05/05/08
   201,168   Belgelectric Finance (Total Fina SA)      189,360
       EUR   1.500%, 08/04/04

               See accompanying Notes to Schedule of Investments.

SCHEDULE OF INVESTMENTS MARCH 31, 2001

                                                                         CALAMOS

Global Convertible Fund -- continued

PRINCIPAL
  AMOUNT                                              VALUE
--------------------------------------------------------------
$  310,000   Devon Energy(b)(c)                    $   154,324
             0.000%, 06/27/20
                                                   -----------
                                                       972,284
             FINANCIAL (6.3%)
   225,000   Allianz Finance (Deutsche Bk)             128,139
       EUR   3.000%, 02/04/03
   315,000   EOP Operating Limited Partner(b)          313,308
             7.250%, 11/15/08
   440,000   Goldman Sachs, Inc. MTN                   452,925
             1.000%, 12/12/07
                                                   -----------
                                                       894,372
             TELECOMMUNICATIONS (6.2%)
   469,900   France Telecom (Orange SA)(b)             425,203
       EUR   2.500%, 02/16/03
    80,000   Natural Microsystems                       43,420
             5.000%, 10/15/05
   230,000   Telefonos De Mexico                       276,409
             4.250%, 06/15/04
   140,000   Verizon (Cable Wireless, NTL Corp.)       139,266
             4.250%, 09/15/05
                                                   -----------
                                                       884,298
             UTILITIES (2.2%)
   290,000   International Power, Ltd                  316,825
             2.000%, 11/24/05
                                                   -----------
             TOTAL CONVERTIBLE BONDS                10,704,874
             (Cost $10,950,961)
NUMBER OF
  SHARES                                              VALUE
--------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (17.3%)
             CONSUMER GROWTH STAPLES (2.2%)
     1,300   Biovail Corp.                              86,840
             6.750%
     5,000   Pharmacia Corp. (Aces) - Monsanto         223,250
             6.500%
                                                   -----------
                                                       310,090
             CONSUMER STAPLES (1.6%)
     5,900   Suiza Foods Capital Trust II              224,058
             5.500%
             ENERGY (1.2%)
     2,100   El Paso Corp. Capital Trust I             170,888
             4.750%

NUMBER OF
  SHARES                                              VALUE
--------------------------------------------------------------
             FINANCIAL (3.4%)
     3,700   Metlife Capital Trust I               $   349,650
             8.000%
     2,700   Sovereign Capital Trust II                141,413
             7.500%
                                                   -----------
                                                       491,063
             TELECOMMUNICATIONS (1.7%)
     1,550   Global Crossing, Ltd                      236,375
             6.750%
             TRANSPORTATION (2.4%)
     7,000   Union Pacific Capital Trust               344,911
             6.250%
             UTILITIES (4.8%)
     4,400   AES Trust VII(b)                          279,963
             6.000%
     2,200   Calpine Capital Trust III                 160,714
             5.000%
     3,300   Calpine Capital Trust III(b)              239,663
             5.000%
                                                   -----------
                                                       680,340
             TOTAL CONVERTIBLE                       2,457,725
             PREFERRED STOCKS
             (Cost $2,177,993)
COMMON STOCKS (.7%)
             CONSUMER GROWTH STAPLES
     3,201   News Corp., Ltd                            95,492
             TOTAL COMMON STOCKS                        95,492
             (Cost $155,868)
NUMBER OF
CONTRACTS                                             VALUE
--------------------------------------------------------------
CALL OPTIONS (1.0%)
             CAPITAL GOODS - TECHNOLOGY (.2%)
        10   Northrop Grumman Corp.(a)                  21,850
             LEAPS Expiration 01/18/03
             Strike 80
             CONSUMER CYCLICAL (.3%)
        20   IGT(a)                                     36,700
             LEAPS Expiration 01/17/03
             Strike 40
             CONSUMER STAPLES (.1%)
        20   General Mills(a)                           16,700
             LEAPS Expiration 01/18/03
             Strike 40

               See accompanying Notes to Schedule of Investments.

SCHEDULE OF INVESTMENTS MARCH 31, 2001

                                                                         CALAMOS

Global Convertible Fund -- continued

NUMBER OF
CONTRACTS                                             VALUE
--------------------------------------------------------------
        10   Pepsico(a)                            $    11,050
             LEAPS Expiration 01/17/03
             Strike 40
                                                   -----------
                                                        27,750
             CREDIT CYCLICALS (.2%)
        20   Washington Mutual Stock(a)                 26,900
             LEAPS Expiration 01/18/03
             Strike 50
             FINANCIAL (.2%)
        30   Allstate(a)                                29,100
             LEAPS Expiration 01/19/02
             Strike 35
                                                   -----------
             TOTAL CALL OPTIONS                        142,300
             (Cost $110,520)
PRINCIPAL
  AMOUNT                                              VALUE
--------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (4.4%)
$1,125,000   United States Strips Interest Coupon
             0.000%, 11/15/18                          394,391
   225,000   United States Treasury Note
             6.250%, 02/15/03                          233,055
                                                   -----------
             TOTAL U.S. GOVERNMENT SECURITIES          627,446
             (Cost $604,719)
TOTAL INVESTMENTS (98.7%)                           14,027,837
(Cost $14,000,061)

PRINCIPAL
  AMOUNT                                              VALUE
--------------------------------------------------------------
CASH DEPOSITS WITH CUSTODIAN (3.1%)                $   436,421
  (INTEREST BEARING)
                                                   -----------
LIABILITIES, LESS OTHER ASSETS (-1.8%)                (255,182)
                                                   -----------
NET ASSETS (100.0%)                                $14,209,076
                                                   -----------
NET ASSET VALUE PER SHARE - CLASS A                $      7.12
                                                   -----------
                   (1,556,071 shares outstanding)
NET ASSET VALUE PER SHARE - CLASS B                $      7.58
                                                   -----------
                       (3,677 shares outstanding)
NET ASSET VALUE PER SHARE - CLASS C                $      7.19
                                                   -----------
                     (344,679 shares outstanding)
NET ASSET VALUE PER SHARE - CLASS I                $      7.09
                                                   -----------
                       (87,567 share outstanding)

Notes to Schedule of Investments
  (a)   Non-Income producing security.
  (b) Rule 144A security-Private placement securities issued under Rule 144A are exempt from the registration requirement of the Securities Act of 1933. These securities generally are issued to qualified institutional buyers, such as the funds and any resale by the funds must be an exempt transaction, normally to other qualified institutional investors.
  (c)   LYON - Liquid Yield Option Note

                See accompanying Notes to Financial Statements.

                                                                         CALAMOS

High Yield Fund

SCHEDULE OF INVESTMENTS MARCH 31, 2001

PRINCIPAL
 AMOUNT                                               VALUE
--------------------------------------------------------------
 CORPORATE BONDS (14.7%)
            BASIC INDUSTRIES (1.8%)
$ 20,000    Domtar, Inc.                            $   21,490
            8.750%, 08/01/06
  20,000    Pope & Talbot                               19,863
            8.375%, 06/01/13
                                                    ----------
                                                        41,353
            CAPITAL GOODS - INDUSTRIAL (1.3%)
  30,000    Allied Waste North America                  30,825
            10.000%, 08/01/09
            CONSUMER CYCLICAL (7.3%)
  20,000    Aztar Corp.                                 20,100
            8.875%, 05/15/07
  12,000    Mandalay Resort (Circus Circus)             12,120
            9.250%, 12/01/05
  20,000    MGM Mirage                                  19,264
            6.875%, 02/06/08
  20,000    Michaels Stores, Inc.                       21,100
            10.875%, 06/15/06
  65,000    Northwest Airlines, Inc.                    63,214
            7.625%, 03/15/05
  20,000    Salton, Inc.                                19,200
            10.750%, 12/15/05
  12,000    Station Casinos, Inc.                       12,420
            9.750%, 04/15/07
                                                    ----------
                                                       167,418
            CONSUMER GROWTH STAPLES (0.6%)
  14,000    Caremark Rx, Inc.                           13,090
            7.375%, 10/01/06
            CONSUMER STAPLES (0.9%)
  20,000    Fleming Companies, Inc.                     20,340
            10.625%, 12/15/01
            CREDIT CYCLICALS (0.6%)
  13,000    Beazer Homes USA                            12,870
            8.875%, 04/01/08
            TELECOMMUNICATIONS (1.6%)
  20,000    Metromedia Fiber Network                    16,500
            10.000%, 11/15/08
  20,000    Price Communications Wireless               20,550
            9.125%, 12/15/06
                                                    ----------
                                                        37,050

PRINCIPAL
 AMOUNT                                               VALUE
--------------------------------------------------------------
            UTILITIES (0.6%)
$ 15,000    Calpine Corp.                           $   14,895
            7.750%, 04/15/09
                                                    ----------
            TOTAL CORPORATE BONDS                      337,841
            (Cost $328,349)
CONVERTIBLE BONDS (62.1%)
            CAPITAL GOODS - INDUSTRIAL (3.5%)
  25,000    Speedfam International (Integrated          14,296
            Process Equipment)
            6.250%, 09/15/04
  90,000    Spherion Corp. (Interim Services)           66,095
            4.500%, 06/01/05
                                                    ----------
                                                        80,391
            CAPITAL GOODS - TECHNOLOGY (29.6%)
 220,000    Amazon.Com, Inc                             83,919
            4.750%, 02/01/09
  80,000    Amkor Technology, Inc                       59,359
            5.000%, 03/15/07
 230,000    Anixter International, Inc.(c)              59,289
            0.000%, 06/28/20
 130,000    Checkpoint System                           94,484
            5.250%, 11/01/05
 103,000    Conexant Systems                            55,105
            4.000%, 02/01/07
  70,000    Cypress Semiconductor                       55,019
            3.750%, 07/01/05
  35,000    Exodus Communications, Inc.(b)              19,264
            4.750%, 07/15/08
  45,000    Kulicke & Soffa, Inc.                       39,027
            4.750%, 12/15/06
  60,000    LSI Logic Corp.                             48,028
            4.000%, 02/15/05
  45,000    Quantum Corp.                               37,350
            7.000%, 08/01/04
  70,000    Richardson Electric, Ltd.                   63,175
            8.250%, 06/15/06
  95,000    Systems & Computers Technology              63,887
            5.000%, 10/15/04
                                                    ----------
                                                       677,906

               See accompanying Notes to Schedule of Investments.

SCHEDULE OF INVESTMENTS MARCH 31, 2001

                                                                         CALAMOS

High Yield Fund -- continued

PRINCIPAL
 AMOUNT                                               VALUE
--------------------------------------------------------------
            CONSUMER CYCLICAL (10.1%)
$ 60,000    Charming Shoppes, Inc.                  $   51,075
            7.500%, 07/15/06
  20,000    Genesco, Inc.                               26,521
            5.500%, 04/15/05
  69,000    Hilton Hotel Corp                           59,513
            5.000%, 05/15/06
 140,000    Office Depot, Inc.(c)                       95,375
            0.000%, 12/11/07
                                                    ----------
                                                       232,484
            CONSUMER GROWTH STAPLES (5.7%)
  25,000    Columbia/HCA Healthcare                     24,250
            6.750%, 10/01/06
  65,000    Quanta Services, Inc.                       46,246
            4.000%, 07/01/07
  65,000    Sunrise Assisted Living                     60,494
            5.500%, 06/15/02
                                                    ----------
                                                       130,990
            CREDIT CYCLICALS (1.3%)
  50,000    Lennar Corp.(c)                             30,537
            0.000%, 07/29/18
            ENERGY (2.0%)
  40,000    Offshore Logistics                          45,734
            6.000%, 12/15/03
            FINANCIAL (2.8%)
  19,000    Financial Federal Corp.                     18,169
            4.500%, 05/01/05
  55,000    Penn Treaty American Corp.                  45,004
            6.250%, 12/01/03
                                                    ----------
                                                        63,173
            TELECOMMUNICATIONS (7.1%)
  55,000    Antec Corp.                                 33,323
            4.500%, 05/15/03
  75,000    Commscope, Inc.                             57,998
            4.000%, 12/15/06
 245,000    Terayon Communication Systems(b)            71,618
            5.000%, 08/01/07
                                                    ----------
                                                       162,939
                                                    ----------
            TOTAL CONVERTIBLE BONDS                  1,424,154
            (Cost $1,448,013)
CONVERTIBLE PREFERRED STOCKS (12.3%)
            BASIC INDUSTRIES (2.9%)
   1,800    Sealed Air Corp. (W.R. Grace)               66,240
            4.00%
NUMBER OF
 SHARES                                               VALUE
--------------------------------------------------------------
            CONSUMER CYCLICAL (3.1%)
   2,720    AMCV Capital Trust I                    $   70,720
            7.000%
            FINANCIAL (2.6%)
   1,090    Host Marriott Financial Trust               43,721
            6.750%
     320    Sovereign Capital Trust II                  16,760
            7.500%
                                                    ----------
                                                        60,481
            TELECOMMUNICATIONS (3.7%)
     660    Global Crossing, Ltd.                       84,480
            7.000%
                                                    ----------
            TOTAL CONVERTIBLE                          281,921
            PREFERRED STOCKS
            (Cost $297,534)
            TOTAL INVESTMENTS (89.1%)                2,043,916
            (Cost $2,073,896)

CASH DEPOSITS WITH CUSTODIAN (9.7%)                    221,812
(INTEREST BEARING)
                                                    ----------

OTHER ASSETS, LESS LIABILITIES (1.2%)                   27,747
                                                    ----------

TOTAL NET ASSETS (100.0%)                           $2,293,475
                                                    ----------

NET ASSET VALUE PER SHARE - CLASS A                 $     9.55
                                                    ----------
(234,816 shares outstanding)

NET ASSET VALUE PER SHARE - CLASS B                 $     9.77
                                                    ----------
(4,110 shares outstanding)

NET ASSET VALUE PER SHARE - CLASS C                 $     9.74
                                                    ----------
(1,084 shares outstanding)

Notes to Schedule of Investments
  (a)   Non-Income producing security.
  (b) Rule 144A security-Private placement securities issued under Rule 144A are exempt from the registration requirement of the Securities Act of 1933. These securities generally are issued to qualified institutional buyers, such as the funds and any resale by the funds must be an exempt transaction, normally to other qualified institutional investors.
  (c)   LYON - Liquid Yield Option Note

                See accompanying Notes to Financial Statements.

                                                                         CALAMOS

Convertible Technology Fund

SCHEDULE OF INVESTMENTS MARCH 31, 2001

PRINCIPAL
 AMOUNT                                               VALUE
--------------------------------------------------------------
CONVERTIBLE BONDS (62.9%)
            CAPITAL GOODS - INDUSTRIAL (1.9%)
$ 100,000   Perkinelmer, Inc.(c)                    $   52,369
            0.000%, 08/07/20
            CAPITAL GOODS - TECHNOLOGY (49.1%)
  195,000   Anixter International, Inc.(b)(c)           49,984
            0.000%, 06/28/20
  135,000   Arrow Electronics, Inc.(c)                  55,519
            0.000%, 02/21/21
   70,000   Atmel Corp.(c)                              42,356
            0.000%, 04/21/18
   55,000   AT&T Corp - (Liberty Media)(b)              41,431
            3.500%, 01/15/31
   60,000   Bisys Group, Inc.(b)                        61,650
            4.000%, 03/15/06
   20,000   Burr-Brown Corp. (Texas Instrument)         22,265
            4.250%, 02/15/07
  110,000   Celestica, Inc.(c)                          40,870
            0.000%, 08/01/20
   45,000   Conexant Systems                            24,075
            4.000%, 02/01/07
   20,000   Conexant Systems                            13,900
            4.250%, 05/01/06
   50,000   Cypress Semiconductor                       41,484
            4.000%, 02/01/05
   90,000   DDI Corp.                                   77,116
            5.250%, 03/01/08
   60,000   International Rectifier Corp.(b)            50,164
            4.250%, 07/15/07
   75,000   Juniper Networks, Inc.                      54,814
            4.750%, 03/15/07
   60,000   L-3 Communications Holdings(b)              70,763
            5.250%, 06/01/09
   50,000   Lattice Semiconductor Company(b)            55,641
            4.750%, 11/01/06
   15,000   LSI Logic Corp.                             17,939
            4.250%, 03/15/04
   75,000   Manugistics Group, Inc.(b)                  54,047
            5.000%, 11/01/07
  280,000   Morgan Stanley Dean Witter, MTN            267,925
            0.500%, 03/30/08
   50,000   Nvidia Corp.                                48,045
            4.750%, 10/15/07
   85,000   Oni Systems Corp.                           54,465
            5.000%, 10/15/05

PRINCIPAL
 AMOUNT                                               VALUE
--------------------------------------------------------------
$  40,000   Rational Software Corp.                 $   33,577
            5.000%, 02/01/07
   30,000   Redback Networks                            17,775
            5.000%, 04/01/07
   50,000   SCI Systems, Inc.                           37,562
            3.000%, 03/15/07
   55,000   Solectron Corp.(c)                          27,450
            0.000%, 01/27/19
   45,000   Triquint Semiconductor                      28,688
            4.000%, 03/01/07
   20,000   Veritas Software Corp.                      28,332
            1.856%, 08/13/06
   40,000   Wind River Systems, Inc.                    38,856
            5.000%, 08/01/02
                                                    ----------
                                                     1,356,693
            CONSUMER GROWTH STAPLES (2.1%)
   80,000   Quanta Services, Inc.                       56,918
            4.000%, 07/01/07
            TELECOMMUNICATIONS (9.8%)
   90,000   Aether Systems, Inc.                        44,685
            6.000%, 03/22/05
   55,000   Comverse Technology(b)                      46,521
            1.500%, 12/01/05
  100,000   Corning, Inc.(c)                            59,150
            0.000%, 11/08/15
  100,000   Natural Microsystems                        54,275
            5.000%, 10/15/05
  230,000   Terayon Communication Systems(b)            67,234
            5.000%, 08/01/07
                                                    ----------
                                                       271,865
                                                    ----------
            TOTAL CONVERTIBLE BONDS                  1,737,845
            (Cost $2,285,332)
NUMBER OF
 SHARES                                               VALUE
--------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (8.2%)
            CAPITAL GOODS - TECHNOLOGY (2.2%)
      950   Coltec Capital Trust                        42,032
            5.250%
    3,000   Morgan Stanley Dean Witter (Yahoo!)         20,250
            8.000%
                                                    ----------
                                                        62,282
            TELECOMMUNICATIONS (3.1%)
      675   Global Crossing, Ltd.                       86,400
            7.000%

               See accompanying Notes to Schedule of Investments.

SCHEDULE OF INVESTMENTS MARCH 31, 2001

                                                                         CALAMOS

Convertible Technology Fund -- continued

NUMBER OF
 SHARES                                               VALUE
--------------------------------------------------------------
ff
            UTILITIES (2.9%)
    1,100   Calpine Capital Trust III(b)            $   79,888
            5.000%
                                                    ----------
            TOTAL CONVERTIBLE                          228,570
            PREFERRED STOCKS
            (Cost $280,017)
COMMON STOCKS (15.3%)
            CAPITAL GOODS - TECHNOLOGY (11.9%)
    1,350   Barra, Inc.(a)                              72,900
      950   Cypress Semiconductor Corp.                 16,844
    1,680   Ebay, Inc.(a)                               60,795
      800   I2 Technologies, Inc.(a)                    11,600
    1,700   Motorola, Inc.                              24,242
    1,800   Peoplesoft, Inc.(a)                         42,188
      360   Redback Networks(a)                          4,709
    1,200   Sun Microsystems, Inc.(a)                   18,444
    1,100   Sungard Data Systems(a)                     54,153
      980   Wind River Systems(a)                       22,785
                                                    ----------
                                                       328,660
            TELECOMMUNICATIONS (3.4%)
    1,000   Corning, Inc.                               20,690
    3,100   Lucent Technologies, Inc.                   30,907
    3,000   Nortel Networks Corp.                       42,150
                                                    ----------
                                                        93,747
            TOTAL COMMON STOCKS                        422,407
            (Cost $668,594)
PRINCIPAL
 AMOUNT                                               VALUE
--------------------------------------------------------------
ff
U.S. GOVERNMENT SECURITIES (1.9%)
$  50,000   United States Treasury Note                 51,790
            6.250%, 02/15/03
                                                    ----------
            TOTAL U.S. GOVERNMENT
            SECURITIES                                  51,790
            (Cost $50,211)
TOTAL INVESTMENTS (88.3%)
(Cost $3,284,154)                                    2,440,612
CASH DEPOSITS WITH CUSTODIAN                           549,375
(INTEREST BEARING) (19.9%)
                                                    ----------
LIABILITIES, LESS OTHER ASSETS (-8.2%)                (226,833)
                                                    ----------
NET ASSETS (100.0%)                                 $2,763,154
                                                    ----------
NET ASSET VALUE PER SHARE -- CLASS A                $     7.06
                                                    ----------
(228,129 shares outstanding)
NET ASSET VALUE PER SHARE -- CLASS B                $     7.04
                                                    ----------
(77,480 shares outstanding)
NET ASSET VALUE PER SHARE -- CLASS C                $     7.07
                                                    ----------
(85,948 shares outstanding)

Notes to Schedule of Investments
  (a)     Non-Income producing security.
  (b) Rule 144A security-Private placement securities issued under Rule 144A are exempt from the registration requirement of the Securities Act of 1933. These securities generally are issued to qualified institutional buyers, such as the funds and any resale by the funds must be an exempt transaction, normally to other qualified institutional investors.
  (c)     LYON - Liquid Yield Option Note

                See accompanying Notes to Financial Statements.

                                                                         CALAMOS

ABBREVIATIONS

ADRS:  American Depository Receipts  CUM:   Cumulative       EXCH:    Exchangeable
ADSS:  American Depository Shares    DEB:   Debenture        NONCUM:  Noncumulative
CONV.: Convertible                   DEP.:  Depository       PREF.:   Preferred
MTN:   Medium Term Note              EURO.: Eurobond         SUB.:    Subordinated

FOREIGN CURRENCY ABBREVIATIONS:

GBP:   British Pound Sterling        CAD:   Canadian Dollar  JPY:     Japanese Yen
FRF:   French Franc                  CHF:   Swiss Franc      DEM:     German Mark
EUR:   European Monetary Unit

                See accompanying Notes to Financial Statements.

                                                                         CALAMOS

Statement of Assets and Liabilities

MARCH 31, 2001

                                                CONVERTIBLE                                  GLOBAL                   CONVERTIBLE
                                 CONVERTIBLE    GROWTH AND       MARKET                    CONVERTIBLE   HIGH YIELD   TECHNOLOGY
                                     FUND       INCOME FUND   NEUTRAL FUND   GROWTH FUND      FUND          FUND         FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost
 $269,108,988, $112,935,429,
 $102,522,301, $176,711,126,
 $14,000,061, $2,073,896,
 $3,284,154, respectively)       $274,676,079   112,459,102   100,484,354    173,149,940   14,027,837    2,043,916     2,440,612
Cash with custodian (interest
 bearing)                          17,807,205     9,143,486    52,589,381     29,199,962      436,421      221,812       549,375
Foreign currency (cost $6,035,
 $631, respectively)                    6,064            --            --             --          449           --            --
Net unrealized appreciation on
 forward foreign currency
 contracts                            404,570            --            --             --      118,639           --            --
Accrued interest and dividends
 receivable                         1,238,650       409,633       834,240        139,697       89,450       35,446        19,032
Receivable for investments sold     3,706,809       402,208     1,815,290             --           --           --
Receivable for Fund shares sold     4,014,642     2,347,494     2,278,309      5,645,692       21,525        1,636        55,231
Other receivables                          --            --            --         23,547           --           --            --
Due from Advisor                    1,326,000       277,000        98,000        747,000       92,822       30,995        33,507
                                 ------------------------------------------------------------------------------------------------
       Total Assets              $303,180,019   125,038,923   158,099,574    208,905,838   14,787,143    2,333,805     3,097,757
                                 ------------------------------------------------------------------------------------------------
LIABILITIES AND NET ASSETS
Common stocks sold short and
 call options written, at value
 (proceeds $44,295,640)                    --            --    41,908,727             --           --           --            --
Payable for investments
 purchased                         17,478,510     8,850,528     5,597,703             --      410,000           --       280,000
Payable for Fund shares
 redeemed                             254,002       440,285       334,481        830,771        8,889           --            --
Payable to investment Advisor         177,063        69,796        64,735        164,471       12,091        1,449         2,364
Payable to distributor                120,996        40,187        25,235         74,466        4,484          507         1,341
Distributions payable               1,177,844       246,687        97,319        622,620       45,188          680         1,188
Accounts payable and accrued
 liabilities                          197,883        76,446        43,398        186,538       97,415       37,694        49,710
                                 ------------------------------------------------------------------------------------------------
       Total Liabilities           19,406,298     9,723,929    48,071,598      1,878,868      578,067       40,330       334,603
                                 ------------------------------------------------------------------------------------------------
NET ASSETS                       $283,773,721   115,314,994   110,027,976    207,026,972   14,209,076    2,293,475     2,763,154
                                 ------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS
Excess of amounts received from
 issuance of shares over
 amounts paid on redemptions of
 shares on account of capital    $266,237,886   112,697,804   109,128,450    220,161,415   13,730,758    2,349,841     3,753,038
Undistributed net investment
 income                             4,187,802     1,121,851        96,272             --      270,106        3,449         1,240
Accumulated net realized gain
 (loss) on investments              7,376,372     1,971,666       454,288     (9,573,257)      61,797      (29,835)     (147,582)
Unrealized appreciation
 (depreciation) of investments
 and other assets less
 liabilities                        5,971,661      (476,327)      348,966     (3,561,186)     146,415      (29,980)     (843,542)
                                 ------------------------------------------------------------------------------------------------
NET ASSETS                       $283,773,721   115,314,994   110,027,976    207,026,972   14,209,076    2,293,475     2,763,154
                                 ------------------------------------------------------------------------------------------------
CLASS A SHARES
Net Assets Applicable to Shares
 Outstanding                     $142,292,527    82,361,894    73,817,427    140,353,033   11,083,807    2,242,748     1,609,765
Shares Outstanding                  7,432,875     3,540,816     5,531,858      3,789,064    1,556,071      234,816       228,129
Net Asset Value and Redemption
 Price Per Share                 $      19.14         23.26         13.34          37.04         7.12         9.55          7.06
                                 ------------------------------------------------------------------------------------------------
Maximum Offering Price Per
 Share (Net asset value, plus
 4.99% of net asset value or
 4.75% of offering price)        $      20.10         24.42         14.01          38.89         7.48        10.03          7.41
                                 ------------------------------------------------------------------------------------------------
CLASS B SHARES
Net Assets Applicable to Shares
 Outstanding                     $ 13,627,708     5,923,164     2,107,758      7,157,839       27,860       40,168       545,770
Shares Outstanding                    638,440       231,627       152,924        181,433        3,677        4,110        77,480
Net Asset Value and Redemption
 Price Per Share                 $      21.35         25.57         13.78          39.45         7.58         9.77          7.04
                                 ------------------------------------------------------------------------------------------------
CLASS C SHARES
Net Assets Applicable to Shares
 Outstanding                     $ 97,784,165    24,310,768    13,437,891     52,463,156    2,476,848       10,559       607,619
Shares Outstanding                  5,084,667     1,035,853       995,106      1,428,861      344,679        1,084        85,948
Net Asset Value and Redemption
 Price Per Share                 $      19.23         23.47         13.50          36.72         7.19         9.74          7.07
                                 ------------------------------------------------------------------------------------------------
CLASS I SHARES
Net Assets Applicable to Shares
 Outstanding                     $ 30,069,321     2,719,168    20,664,900      7,052,944      620,561          N/A           N/A
Shares Outstanding                  1,630,580       118,874     1,559,067        181,624       87,567          N/A           N/A
Net Asset Value and Redemption
 Price Per Share                 $      18.44         22.87         13.25          38.83         7.09          N/A           N/A
                                 ------------------------------------------------------------------------------------------------

                See accompanying Notes to Financial Statements.

                                                                         CALAMOS

Statement of Operations

YEAR ENDED MARCH 31, 2001

                                                      CONVERTIBLE
                                                      GROWTH AND     MARKET                     GLOBAL       HIGH     CONVERTIBLE
                                       CONVERTIBLE      INCOME       NEUTRAL      GROWTH      CONVERTIBLE    YIELD    TECHNOLOGY
                                           FUND          FUND         FUND         FUND          FUND        FUND        FUND*
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                               $  5,461,236     2,022,298   2,443,815       614,864      363,564     93,807      64,459
Dividends                                 3,114,675       913,321   1,006,695       294,736      161,699      6,398       7,881
                                       ------------------------------------------------------------------------------------------
   Total Investment Income**              8,575,911     2,935,619   3,450,510       909,600      525,263    100,205      72,340
                                       ------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                  1,693,196       560,086     398,078     1,121,470      149,559      7,980      15,304
Distribution fees                         1,082,184       275,098     135,613       447,052       50,920      2,713       9,182
Transfer agent fees                         192,737        85,080      53,000       102,324       53,240     21,940      24,360
Accounting fees                              70,612        78,778      50,071        38,133       76,302     31,691      35,766
Custodian fees                               87,144        21,070      18,207        17,201       25,057      3,051       9,972
Trustees' fees                                4,430         3,670       7,154         5,153        5,153      3,670       4,560
Registration fees                            28,870        26,797      31,655        16,914       26,243     11,692      10,908
Audit and legal fees                         30,424        30,444      33,729        30,880       30,444     30,444      21,500
Other                                       239,758        74,191      58,601       156,700       39,573     21,501      26,210
                                       ------------------------------------------------------------------------------------------
   Total Expenses                         3,429,355     1,155,214     786,108     1,935,827      456,491    134,682     157,762
   Less Expense Waived or Absorbed          148,156        30,313         681       124,380      170,187    115,258     125,624
                                       ------------------------------------------------------------------------------------------
   Net Expenses                           3,281,199     1,124,901     785,427     1,811,447      286,304     19,424      32,138
                                       ------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)              5,294,712     1,810,718   2,665,083      (901,847)     238,959     80,781      40,202
                                       ------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on
  investments, options, and forward
  foreign currency contracts             12,474,918     3,353,426     875,496    (7,325,577)     465,908    (20,535)   (147,582)
Change in net unrealized
  appreciation/depreciation on
  investments, options, and forward
  foreign currency contracts            (27,276,887)  (11,992,539)    361,126   (17,677,598)  (2,494,721)    (3,979)   (843,542)
                                       ------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS          (14,801,969)   (8,639,113)  1,236,622   (25,003,175)  (2,028,813)   (24,514)   (991,124)
                                       ------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS            $ (9,507,257)   (6,828,395)  3,901,705   (25,905,022)  (1,789,854)    56,267    (950,922)
                                       ------------------------------------------------------------------------------------------

*  The Convertible Technology Fund commenced operations on August 24, 2000.

** Net of foreign taxes withheld of $15,459, $1,851 and $3,686 for Convertible Fund, Global Convertible Fund, Convertible Growth and Income Fund, respectively.

                See accompanying Notes to Financial Statements.

                                                                         CALAMOS

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2001 AND MARCH 31, 2000

                                                                       CONVERTIBLE GROWTH AND
                                              CONVERTIBLE FUND               INCOME FUND             MARKET NEUTRAL FUND
                                         ----------------------------------------------------------------------------------
                                             2001          2000          2001          2000          2001          2000
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income (loss)             $  5,294,712     3,310,172     1,810,718       609,823     2,665,083       187,317
Net realized gain (loss) on
   investments, options, and forward
   foreign currency contracts              12,474,918    28,016,377     3,353,426     7,349,217       875,496       731,257
Change in net unrealized
   appreciation/depreciation on
   investments,
   options, and forward foreign
   currency
   contracts                              (27,276,887)   17,371,776   (11,992,539)    8,559,620       361,126       (68,318)
                                         ----------------------------------------------------------------------------------
Net Increase (Decrease) in net assets
   resulting from operations               (9,507,257)   48,698,325    (6,828,395)   16,518,660     3,901,705       850,256
                                         ----------------------------------------------------------------------------------
CAPITAL CONTRIBUTION FROM ADVISOR           1,177,844            --       246,687            --        97,319            --

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                      (5,798,238)   (3,401,091)   (1,779,602)     (584,233)   (2,572,055)     (184,175)
Net realized gains                        (25,784,068)   (2,772,261)   (7,275,622)     (433,453)   (1,103,349)      (88,438)
Distribution from capital contribution     (1,177,844)           --      (246,687)           --       (97,319)           --
                                         ----------------------------------------------------------------------------------
Total Distributions                       (32,760,150)   (6,173,352)   (9,301,911)   (1,017,686)   (3,772,723)     (272,613)
                                         ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL SHARE TRANSACTIONS             127,768,192    21,546,703    75,286,100    16,779,348    95,371,432    11,763,448
                                         ----------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS    86,678,629    64,071,676    59,402,481    32,280,322    95,597,733    12,341,091

NET ASSETS
Beginning of period                       197,095,092   133,023,416    55,912,513    23,632,191    14,430,243     2,089,152
                                         ----------------------------------------------------------------------------------
End of period                            $283,773,721   197,095,092   115,314,994    55,912,513   110,027,976    14,430,243
                                         ----------------------------------------------------------------------------------
Undistributed Net Investment Income      $  4,187,802       174,974     1,121,851       143,763        96,272         3,245


                                               GROWTH FUND
                                         ------------------------
                                            2001          2000
---------------------------------------
OPERATIONS
Net investment income (loss)                (901,847)    (420,938)
Net realized gain (loss) on
   investments, options, and forward
   foreign currency contracts             (7,325,577)  12,604,159
Change in net unrealized
   appreciation/depreciation on
   investments,
   options, and forward foreign
   currency
   contracts                             (17,677,598)  10,267,503
                                         ------------------------
Net Increase (Decrease) in net assets
   resulting from operations             (25,905,022)  22,450,724
                                         ------------------------
CAPITAL CONTRIBUTION FROM ADVISOR            622,620           --
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                             --           --
Net realized gains                       (12,565,870)  (2,395,194)
Distribution from capital contribution      (622,620)          --
                                         ------------------------
Total Distributions                      (13,188,490)  (2,395,194)
                                         ------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL SHARE TRANSACTIONS            195,367,557   14,421,942
                                         ------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS  156,896,665   34,477,472
NET ASSETS
Beginning of period                       50,130,307   15,652,835
                                         ------------------------
End of period                            207,026,972   50,130,307
                                         ------------------------
Undistributed Net Investment Income               --           --

 * The High Yield Fund commenced operations on August 1, 1999.

** The Convertible Technology Fund commenced operations on August 24, 2000.

                See accompanying Notes to Financial Statements.

                                                                         CALAMOS

YEARS ENDED MARCH 31, 2001 AND MARCH 31, 2000

                                                                                                                      CONVERTIBLE
                                                                                                                      TECHNOLOGY
                                                           GLOBAL CONVERTIBLE FUND           HIGH YIELD FUND             FUND
                                                         ------------------------------------------------------------------------
                                                            2001             2000           2001          2000*         2001**
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income (loss)                             $   238,959          48,313         80,781       25,055          40,202
Net realized gain (loss) on investments, options,
   and forward foreign currency contracts                    465,908       1,807,932        (20,535)      (9,300)       (147,582)
Change in net unrealized
   appreciation/depreciation on investments,
   options, and forward foreign currency
   contracts                                              (2,494,721)      1,558,362         (3,979)     (26,001)       (843,542)
                                                         ------------------------------------------------------------------------
Increase in net assets resulting from operations          (1,789,854)      3,414,607         56,267      (10,246)       (950,922)
                                                         ------------------------------------------------------------------------
CAPITAL CONTRIBUTION FROM ADVISOR                             45,188              --            680           --           1,188

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                       (873,565)        (47,872)       (78,176)     (24,211)        (38,962)
Net realized gains                                        (1,202,617)       (169,720)            --           --              --
Distribution from capital contribution                       (45,188)             --           (680)          --          (1,188)
                                                         ------------------------------------------------------------------------
Total Distributions                                       (2,121,370)       (217,592)       (78,856)     (24,211)        (40,150)
                                                         ------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
   SHARE TRANSACTIONS                                      4,457,253       2,761,295      1,587,130      762,701       3,753,028
                                                         ------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      591,217       5,958,310      1,565,221      728,244       2,763,144

NET ASSETS
Beginning of period                                       13,617,859       7,659,549        728,254           10              10
                                                         ------------------------------------------------------------------------
End of period                                            $14,209,076      13,617,859      2,293,475      728,254       2,763,154
                                                         ------------------------------------------------------------------------
Undistributed Net Investment Income                      $   270,106         119,210          3,449          844           1,240

 * The High Yield Fund commenced operations on August 1, 1999.

** The Convertible Technology Fund commenced operations on August 24, 2000.

                See accompanying Notes to Financial Statements.

CALAMOS Notes to Financial Statements

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - CALAMOS INVESTMENT TRUST, a Massachusetts business trust organized December 21, 1987 (the "Trust"), consists of seven series, CALAMOS Convertible Fund, CALAMOS Convertible Growth and Income Fund, (formerly known as CALAMOS Growth and Income Fund), CALAMOS Market Neutral Fund, CALAMOS Growth Fund, CALAMOS Global Convertible Fund, (formerly known as CALAMOS Global Growth and Income Fund), CALAMOS High Yield Fund and CALAMOS Convertible Technology Fund (the "Funds"). The Trust currently offers Class A, Class B, Class C and Class I shares of each of the seven series of the Trust.

PORTFOLIO VALUATION - Investments are stated at value. Securities for which quotations are readily available are valued at the last available sales price on the exchange or market on which they are principally traded, or lacking any sales, at the mean of the most recently quoted bid and asked prices. Securities and other assets for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Trust's Board of Trustees. Forward currency contracts are valued using forward currency exchange rates available from a quotation service.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transaction are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Funds currently do not amortize premiums. Upon adoption, the Funds will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce accumulated undistributed net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Funds have not completed their analysis of the impact of this accounting change.

FOREIGN CURRENCY TRANSLATION - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transaction. Realized foreign exchange gains and losses of -$398,130 and $404,111 incurred respectively by Convertible Fund and Global Convertible Fund and unrealized foreign exchange gains of $404,570 and $118,639 incurred respectively by the Convertible Fund and Global Convertible Fund are included as a component of net realized gain/loss on investments, options, and forward foreign currency contracts and change in net unrealized appreciation/depreciation on investments, options, and forward foreign currency contracts, respectively.

FEDERAL INCOME TAXES - No provision has been made for Federal income taxes since each Fund elected to be taxed as a "regulated investment company".

CAPITAL LOSS CARRYFORWARDS - As of March 31, 2001, CALAMOS High Yield Fund and CALAMOS Convertible Technology Fund had capital loss carryforwards of $24,873 and $17,582, respectively, which if not used will expire in 2009.

DIVIDENDS - Dividends payable to shareholders are recorded by the Funds on the ex-dividend date. Income and capital gain dividends are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.

ALLOCATION OF EXPENSES BETWEEN CLASSES - Expenses arising in connection with a specific class of shares are allocated directly. All other expenses are allocated pro rata based on relative net assets.

USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

NOTE 2 - INVESTMENT ADVISOR AND TRANSACTION WITH AFFILIATES

Pursuant to an investment advisory agreement with CALAMOS ASSET MANAGEMENT, INC. ("CAM"), each Fund pays a monthly investment advisory fee based on the average daily net assets of each Fund, computed as follows: The Convertible Fund, Convertible Growth and Income Fund, and Market Neutral Fund are at the annual rate of 0.75% of the first $500 million of average net assets, 0.70% of the next $500 million of average net assets, 0.65% of average net assets in excess of $1 billion. The High Yield Fund fee is at the annual rate of 0.75% of the Fund's average daily net assets. The Growth Fund fees are at the annual rate of 1.00% of the first $500 million of average daily net assets, 0.90% of the next $500 million of average net assets, and 0.80% of average net assets in excess of $1 billion. The Global Convertible Fund and Convertible Technology Fund fees are each at the annual rate of 1.00% of the Fund's average daily net assets.

Prior to August 1, 2000, the fee paid by Growth Fund was at the annual rate of 1.00% of the first $150 million of average net assets and .75% of average net assets in excess of $150 million. Prior to August 1, 2000, the fee paid by Convertible Fund, Convertible Growth and Income Fund, and Market Neutral Fund was at the annual rate of .75% of the first $150 million of average net assets and .50% of average net assets in excess of $150 million.

CAM has voluntarily undertaken to limit normal operating expenses of each Fund, as a percentage of the average annual net assets of the particular class of shares, to 1.75% for Class A shares, 2.50% for Class B shares, 2.50% for Class C shares, and 1.50% for Class I shares through August 31, 2001. For the period ended March 31, 2001, CAM waived or absorbed normal operating expenses of $164,375, $114,938, and $125,624 for the Global Convertible Fund, High Yield Fund and Convertible Technology Fund, respectively.

As Distributor, CALAMOS FINANCIAL SERVICES, INC. ("CFS") assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 whereby the Fund pays to CFS an annual distribution and service fee of 0.25% of the average daily net assets of the Fund's Class A shares and annual service fee of 0.25% and an annual distribution fee of 0.75% of the average daily net assets of the Fund's Class B shares and Class C shares.

CFS also receives a sales commission on certain sales of each Fund's Class A shares. During the year ended March 31, 2001, CFS received commissions of $11,751, $18,637, $5,920, $142,765, $3,330, $5,727, and $1,195, from the sale of shares of Convertible Fund, Convertible Growth and Income Fund, Market Neutral Fund, Growth Fund, Global Convertible Fund, High Yield Fund, and Convertible Technology Fund, respectively.

                                                                         CALAMOS

Certain portfolio transactions for the Funds have been executed through CFS as broker, consistent with the Fund's policy of obtaining best price and execution. During the year ended March 31, 2001, the Convertible Fund, Convertible Growth and Income Fund, Market Neutral Fund, Growth Fund, Global Convertible Fund, and Convertible Technology Fund paid brokerage commissions to CFS on purchases and sales of portfolio securities in the amount of $108,324, $21,537, $30,793, $248,490, $3,441, and $831, respectively.

Certain officers and trustees of the Trust are also officers and directors of CFS and CAM. All officers and affiliated trustees serve without direct compensation from the Trust.

During the fiscal year ended March 31, 2001, the Funds distributed the appropriate amounts of aggregate ordinary income and capital gain distributions declared by the Board of Trustees. However, individual shareholders did not receive the proper per share amounts. Each Fund will make an additional distribution to any shareholder of the Fund who received less than the shareholder should have received and CAM has agreed to make a capital contribution to such Fund of an equal amount. As of March 31, 2001, the estimated aggregate amounts of such additional distributions were approximately $1,177,844, $246,687, $97,319, $622,620, $45,188, $680 and $1,188 for the
Convertible Fund, Convertible Growth and Income Fund, Market Neutral Fund, Growth Fund, Global Convertible Fund, High Yield Fund, and Convertible Technology Fund, respectively. CAM is also reimbursing the Funds for expenses associated with this additional distribution in the estimated amount of $148,156, $30,313, $681, $124,380, $5,812, and $320 for the Convertible Fund,
Convertible Growth and Income Fund, Market Neutral Fund, Growth Fund, Global Convertible Fund, and High Yield Fund, respectively. The additional distributions and related capital contributions are reflected in the accompanying financial statements.

As a result of the incorrect distributions, each Fund may not qualify as a regulated investment company under the Internal Revenue Code, in which case it would be subject to corporate income tax on its net investment income and net realized capital gains. However, the Trust will request the Internal Revenue Service to recognize each Fund's continuing status as a regulated investment company notwithstanding the incorrect distributions. Management and legal counsel to the Trust believe that such request will be successful and the Trust has made no provision for corporate income tax obligations within the financial statements.

NOTE 3 - INVESTMENTS

Purchases and sales of investments other than short-term obligation by the Funds for the twelve months ended March 31, 2001, were as follows:

                                                CONVERTIBLE
                                                 GROWTH AND        MARKET                          GLOBAL           HIGH
                                CONVERTIBLE        INCOME         NEUTRAL          GROWTH        CONVERTIBLE       YIELD
                                    FUND            FUND            FUND            FUND            FUND            FUND
---------------------------------------------------------------------------------------------------------------------------
Purchases                       $304,718,032    $126,217,107    $178,389,922    $242,916,922     $19,300,743     $1,643,937
Proceeds from sales              206,154,298     57,243,786       84,876,010      90,781,932      15,752,477        181,582


                              CONVERTIBLE
                              TECHNOLOGY
                                 FUND
----------------------------  -----------
Purchases                     $4,184,246
Proceeds from sales              768,103

                                                                         CALAMOS

The following information is based on the cost basis of investments for Federal income tax purposes at March 31, 2001.

                                                CONVERTIBLE
                                                 GROWTH AND        MARKET                          GLOBAL           HIGH
                                CONVERTIBLE        INCOME         NEUTRAL          GROWTH        CONVERTIBLE       YIELD
                                    FUND            FUND            FUND            FUND            FUND            FUND
---------------------------------------------------------------------------------------------------------------------------
Cost basis of investments
  (net of short positions)      $269,108,988    $112,935,428    $ 58,226,661    $176,711,126     $14,000,061     $2,073,896
Gross unrealized
  appreciation                    18,904,023      5,748,369        8,283,985      13,866,847         853,400         89,060
Gross unrealized
  depreciation                    13,336,932      6,224,696        7,935,019      17,428,033         825,624        119,040
Net unrealized
 appreciation/(depreciation)       5,567,091       (476,327)         348,966      (3,561,186)         27,776        (29,980)


                              CONVERTIBLE
                              TECHNOLOGY
                                 FUND
----------------------------  -----------
Cost basis of investments
  (net of short positions)    $3,284,154
Gross unrealized
  appreciation                    59,122
Gross unrealized
  depreciation                   902,664
Net unrealized
 appreciation/(depreciation)    (843,542)

NOTE 4 - SHORT SALES

Securities sold short represent obligations to purchase the securities at a future date at then prevailing prices. The transactions result in off-balance-sheet risk (i.e., the risk that the ultimate obligation may exceed the amount shown in the accompanying statement of assets and liabilities). To the extent a Fund owns equivalent securities, the off-balance-sheet risk is offset. During the year ended March 31, 2001, the Market Neutral Fund incurred net gains of $4,098,963 on short sales that were classified as net realized gains on investments. No other Fund engaged in short sales during the year ended March 31, 2001.

NOTE 5 - FORWARD FOREIGN CURRENCY CONTRACTS

Each Fund may engage in portfolio hedging with respect to change in currency exchange rates by entering into foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward exchange rates and an unrealized gain or loss is recorded. The Fund realizes a gain or loss upon settlement of the contracts. The statement of operations reflects net unrealized gains and losses on these contracts. The counterparty to all forward foreign currency contracts at March 31, 2001, was a multinational bank.

As of March 31, 2001, the Convertible Fund had the following open forward foreign currency contracts:

                                                                SETTLEMENT        LOCAL          CURRENT      UNREALIZED
                                                                   DATE         CURRENCY          VALUE       GAIN(LOSS)
------------------------------------------------------------------------------------------------------------------------
Long Contracts
Euro                                                             04/26/01         2,800,000    $ 2,475,247    $(130,701)

Short Contracts
Euro                                                             04/26/01        11,400,000     10,077,793      477,132
South Korean Won                                                 04/26/01     1,800,000,000      1,348,748       58,139
                                                                                                              ---------
                                                                                                                535,271
                                                                                                              ---------
                                                                                                              $ 404,570

                                                                         CALAMOS

As of March 31, 2001, the Global Convertible Fund had the following open forward foreign currency contracts:

                                                                SETTLEMENT        LOCAL         CURRENT      UNREALIZED
                                                                   DATE         CURRENCY         VALUE       GAIN(LOSS)
-----------------------------------------------------------------------------------------------------------------------
Long Contracts
Euro                                                            04/26/01            500,000    $  442,008     $(15,458)
Short Contracts
Euro                                                            04/26/01          2,350,000     2,077,440       93,568
British Pound Sterling                                          04/26/01            680,000       966,257       25,496
Swiss Francs                                                    04/26/01            550,000       319,153       15,033
                                                                                                              --------
                                                                                                               134,097
                                                                                                              --------
                                                                                                              $118,639

NOTE 6 - CALL OPTIONS WRITTEN

As of March 31, 2001, portfolio securities valued at $183,468 were held in escrow by the custodian as cover for call options written by the Market Neutral Fund.

Transactions in options written during the year ended March 31, 2001 were as follows:

                                                                NUMBER OF     PREMIUMS
                                                                CONTRACTS     RECEIVED
----------------------------------------------------------------------------------------
Options outstanding at March 31, 2000                               --       $        --
Options written                                                    409           166,380
                                                                   ---------------------
Options outstanding at March 31, 2001                              409       $   166,380
                                                                   ---------------------

NOTE 7 - INTEREST BEARING CASH DEPOSIT WITH CUSTODIAN

Each Fund earns interest on its average daily balance deposited with its custodian at a rate equal to the current Federal Reserve federal funds rate. During the period ended March 31, 2001, the Convertible Fund, Convertible Growth and Income Fund, Market Neutral Fund, Growth Fund, Global Convertible Fund, High Yield Fund and Convertible Technology Fund earned $455,933, $286,066, $866,209, $614,864, $23,954, $8,061 and $12,131, respectively.

                                                                         CALAMOS

NOTE 8 - CAPITAL SHARE TRANSACTIONS

The following table summarizes the activity in capital shares of the Funds:

                                                    CONVERTIBLE               CONVERTIBLE GROWTH             MARKET NEUTRAL
YEAR ENDED MARCH 31, 2001                               FUND                    AND INCOME FUND                   FUND
---------------------------------------------------------------------------------------------------------------------------------
                                               SHARES        DOLLARS        SHARES        DOLLARS        SHARES        DOLLARS
A SHARES                                     ------------------------------------------------------------------------------------
Shares Sold                                   3,394,154    $ 70,995,704    2,258,489    $ 57,154,627    5,182,753    $ 69,371,132
Shares Issued in reinvestment of
  distributions                                 680,794      13,957,861      249,444       6,374,832      179,069       2,367,628
Less Shares Redeemed                         (1,066,314)    (22,203,147)    (573,523)    (14,276,272)    (923,726)    (12,271,610)
                                             ------------------------------------------------------------------------------------
Increase (Decrease)                           3,008,634    $ 62,750,418    1,934,410    $ 49,253,187    4,438,095    $ 59,467,150
                                             ------------------------------------------------------------------------------------
B SHARES                                         SHARES         DOLLARS       SHARES         DOLLARS       SHARES         DOLLARS
                                             ------------------------------------------------------------------------------------
Shares Sold                                     641,167    $ 14,237,253      232,931    $  6,251,862      153,094    $  2,098,463
Shares Issued in reinvestment of
  distributions                                   2,401          52,670          611          15,799          604           8,280
Less Shares Redeemed                             (5,128)       (112,156)      (1,915)        (50,646)        (774)        (10,719)
                                             ------------------------------------------------------------------------------------
Increase (Decrease)                             638,440    $ 14,177,768      231,627    $  6,217,015      152,924    $  2,096,024
                                             ------------------------------------------------------------------------------------
C SHARES                                         SHARES         DOLLARS       SHARES         DOLLARS       SHARES         DOLLARS
                                             ------------------------------------------------------------------------------------
Shares Sold                                   2,524,109    $ 53,041,478      803,453    $ 20,313,371      989,713    $ 13,316,231
Shares Issued in reinvestment of
  distributions                                 405,183       8,302,527       39,110       1,002,166       11,678         155,844
Less Shares Redeemed                           (438,380)     (9,157,516)     (67,616)     (1,696,656)     (22,162)       (297,526)
                                             ------------------------------------------------------------------------------------
Increase (Decrease)                           2,490,912    $ 52,186,489      774,947    $ 19,618,881      979,229    $ 13,174,549
                                             ------------------------------------------------------------------------------------
I SHARES                                         SHARES         DOLLARS       SHARES         DOLLARS       SHARES         DOLLARS
                                             ------------------------------------------------------------------------------------
Shares Sold                                     395,499    $  7,979,267          650    $     17,000    1,647,190    $ 21,797,676
Shares Issued in reinvestment of
  distributions                                  47,989         954,180       17,966         455,017       63,604         838,108
Less Shares Redeemed                           (470,450)    (10,279,930)     (11,256)       (275,000)    (151,727)     (2,002,075)
                                             ------------------------------------------------------------------------------------
Increase (Decrease)                             (26,962)   $ (1,346,483)       7,360    $    197,017    1,559,067    $ 20,633,709
                                             ------------------------------------------------------------------------------------

                                                                         CALAMOS


                                               GROWTH                GLOBAL CONVERTIBLE
YEAR ENDED MARCH 31, 2001                       FUND                        FUND
------------------------------------------------------------------------------------------
                                       SHARES        DOLLARS        SHARES       DOLLARS
A SHARES                             -----------------------------------------------------
Shares Sold                           4,033,684    $172,854,766     406,120    $ 3,506,199
Shares Issued in reinvestment of
  distributions                         205,967       8,866,882     200,212      1,582,138
Less Shares Redeemed                 (1,283,116)    (53,762,144)   (296,424)    (2,404,818)
                                     -----------------------------------------------------
Increase (Decrease)                   2,956,535    $127,959,504     309,908    $ 2,683,519
                                     -----------------------------------------------------
B SHARES                                 SHARES         DOLLARS      SHARES        DOLLARS
                                     -----------------------------------------------------
Shares Sold                             184,676    $  7,792,456       3,594    $    29,755
Shares Issued in reinvestment of
  distributions                             383          17,628          83            667
Less Shares Redeemed                     (3,626)       (144,473)         --             --
                                     -----------------------------------------------------
Increase (Decrease)                     181,433    $  7,665,611       3,677    $    30,422
                                     -----------------------------------------------------
C SHARES                                 SHARES         DOLLARS      SHARES        DOLLARS
                                     -----------------------------------------------------
Shares Sold                           1,477,160    $ 62,419,936     188,830    $ 1,632,164
Shares Issued in reinvestment of
  distributions                          52,060       2,227,651      28,714        226,942
Less Shares Redeemed                   (227,962)     (9,466,912)    (27,112)      (218,761)
                                     -----------------------------------------------------
Increase (Decrease)                   1,301,258    $ 55,180,675     190,432    $ 1,640,345
                                     -----------------------------------------------------
I SHARES                                 SHARES         DOLLARS      SHARES        DOLLARS
                                     -----------------------------------------------------
Shares Sold                             105,774    $  5,001,750         956    $     8,000
Shares Issued in reinvestment of
  distributions                          13,592         612,864      12,049         94,964
Less Shares Redeemed                    (20,039)     (1,052,847)         --             --
                                     -----------------------------------------------------
Increase (Decrease)                      99,327    $  4,561,767      13,005    $   102,964
                                     -----------------------------------------------------

                                                                  CONVERTIBLE
                                         HIGH YIELD               TECHNOLOGY
YEAR ENDED MARCH 31, 2001                   FUND                     FUND
---------------------------------  -----------------------------------------------
                                    SHARES      DOLLARS      SHARES      DOLLARS
A SHARES                           -----------------------------------------------
Shares Sold                         150,993    $1,466,338    274,991    $2,531,477
Shares Issued in reinvestment of
  distributions                       8,142        77,523     2,941         22,031
Less Shares Redeemed                   (764)       (7,368)   (49,803)     (400,823)
                                   -----------------------------------------------
Increase (Decrease)                 158,371    $1,536,493    228,129    $2,152,685
                                   -----------------------------------------------
B SHARES                             SHARES       DOLLARS    SHARES        DOLLARS
                                   -----------------------------------------------
Shares Sold                           4,083    $   40,093    76,614     $  754,524
Shares Issued in reinvestment of
  distributions                          27           262       951          7,135
Less Shares Redeemed                     --            --       (85)          (665)
                                   -----------------------------------------------
Increase (Decrease)                   4,110    $   40,355    77,480     $  760,994
                                   -----------------------------------------------
C SHARES                             SHARES       DOLLARS    SHARES        DOLLARS
                                   -----------------------------------------------
Shares Sold                           1,065    $   10,093    97,324     $  929,258
Shares Issued in reinvestment of
  distributions                          19           189     1,048          7,867
Less Shares Redeemed                     --            --    (12,424)      (97,776)
                                   -----------------------------------------------
Increase (Decrease)                   1,084    $   10,282    85,948     $  839,349
                                   -----------------------------------------------
I SHARES                             SHARES       DOLLARS    SHARES        DOLLARS
                                   -----------------------------------------------
Shares Sold                              --            --        --             --
Shares Issued in reinvestment of
  distributions                          --            --        --             --
Less Shares Redeemed                     --            --        --             --
                                   -----------------------------------------------
Increase (Decrease)                      --            --        --             --
                                   -----------------------------------------------

                                                                         CALAMOS

                                                                                      CONVERTIBLE
                                                          CONVERTIBLE                 GROWTH AND               MARKET NEUTRAL
YEAR ENDED MARCH 31, 2000                                    FUND                     INCOME FUND                   FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                    SHARES        DOLLARS        SHARES       DOLLARS      SHARES       DOLLARS
A SHARES                                           ------------------------------------------------------------------------------
Shares Sold                                        1,257,875    $ 26,044,620     707,386    $17,370,600    969,693    $12,227,906
Shares Issued in reinvestment of distributions        96,867       1,945,254      27,063        633,229    20,292         252,854
Less Shares Redeemed                                (865,470)    (16,585,671)   (169,567)    (3,888,898)   (74,476)      (923,311)
                                                   ------------------------------------------------------------------------------
Increase (Decrease)                                  489,272    $ 11,404,203     564,882    $14,114,931    915,509    $11,557,449
                                                   ------------------------------------------------------------------------------
C SHARES                                              SHARES         DOLLARS      SHARES        DOLLARS    SHARES         DOLLARS
                                                   ------------------------------------------------------------------------------
Shares Sold                                        1,189,057    $ 24,387,823     130,299    $ 2,979,756    15,813     $   205,167
Shares Issued in reinvestment of distributions        19,114         387,724         880         20,623        64             832
Less Shares Redeemed                                (420,849)     (7,929,368)    (18,397)      (417,786)       --              --
                                                   ------------------------------------------------------------------------------
Increase (Decrease)                                  787,322    $ 16,846,179     112,782    $ 2,582,593    15,877     $   205,999
                                                   ------------------------------------------------------------------------------
I SHARES                                              SHARES         DOLLARS      SHARES        DOLLARS    SHARES         DOLLARS
                                                   ------------------------------------------------------------------------------
Shares Sold                                          198,775    $  3,951,561          --    $        --        --              --
Shares Issued in reinvestment of distributions         5,086         102,853       3,543         81,824        --              --
Less Shares Redeemed                                (563,920)    (10,758,093)         --             --        --              --
                                                   ------------------------------------------------------------------------------
Increase (Decrease)                                 (360,059)   $ (6,703,679)      3,543    $    81,824        --              --
                                                   ------------------------------------------------------------------------------

                                                            GROWTH                GLOBAL CONVERTIBLE             HIGH YIELD
YEAR ENDED MARCH 31, 2000                                    FUND                        FUND                       FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                    SHARES        DOLLARS        SHARES       DOLLARS      SHARES       DOLLARS
A SHARES                                           ------------------------------------------------------------------------------
Shares Sold                                          499,669    $ 19,106,373     598,682    $ 5,047,295    75,372     $   752,488
Shares Issued in reinvestment of distributions        50,747       1,761,938      20,315        172,456     2,506          24,211
Less Shares Redeemed                                (294,312)    (10,682,269)   (347,546)    (2,812,776)   (1,434)        (13,998)
                                                   ------------------------------------------------------------------------------
Increase (Decrease)                                  256,104    $ 10,186,041     271,451    $ 2,406,975    76,444     $   762,701
                                                   ------------------------------------------------------------------------------
C SHARES                                              SHARES         DOLLARS      SHARES        DOLLARS    SHARES         DOLLARS
                                                   ------------------------------------------------------------------------------
Shares Sold                                          120,704    $  4,223,040      44,999    $   355,883        --              --
Shares Issued in reinvestment of distributions           129           4,385       1,460         12,556        --              --
Less Shares Redeemed                                  (6,504)       (228,316)     (3,229)       (27,826)       --              --
                                                   ------------------------------------------------------------------------------
Increase (Decrease)                                  114,329    $  3,999,109      43,230    $   340,613        --              --
                                                   ------------------------------------------------------------------------------
I SHARES                                              SHARES         DOLLARS      SHARES        DOLLARS    SHARES         DOLLARS
                                                   ------------------------------------------------------------------------------
Shares Sold                                               --    $         --          --    $        --        --              --
Shares Issued in reinvestment of distributions         6,743         236,792       1,640         13,707        --              --
Less Shares Redeemed                                      --              --          --             --        --              --
                                                   ------------------------------------------------------------------------------
Increase (Decrease)                                    6,743    $    236,792       1,640    $    13,707        --              --
                                                   ------------------------------------------------------------------------------

                                                                         CALAMOS

Convertible Fund

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                                      CLASS A                            CLASS B
                                                               -----------------------------------------------------    ---------
                                                                                                                        SEPT. 11,
                                                                                                                          2000
                                                                                                                         THROUGH
                                                                               YEAR ENDED MARCH 31,                     MARCH 31,
                                                               ------------------------------------------------------------------
                                                                 2001        2000       1999       1998       1997        2001
                                                               ------------------------------------------------------------------
Net asset value, beginning of period                           $  22.74    $  17.14    $ 17.43    $ 14.68    $ 14.49     $ 23.03
Income from investment operations:
 Net investment income                                             0.51        0.43       0.41       0.49       0.36        0.15
 Net realized and unrealized gain (loss) on investments           (1.14)       5.98       0.09       3.92       1.39       (1.56)
                                                               ------------------------------------------------------------------
   Total from investment operations                               (0.63)       6.41       0.50       4.41       1.75       (1.41)
                                                               ------------------------------------------------------------------
Capital contribution from Advisor                                   .03          --         --         --         --        2.61
Less distributions:
 Dividends from net investment income                             (0.56)      (0.44)     (0.41)     (0.61)     (0.45)      (0.17)
 Dividends from net realized gains                                (2.41)      (0.37)     (0.38)     (0.95)     (1.11)      (0.10)
 Distributions paid from capital                                     --          --         --      (0.10)        --          --
 Distributions from capital contribution                          (0.03)         --         --         --         --       (2.61)
                                                               ------------------------------------------------------------------
   Total distributions                                            (3.00)      (0.81)     (0.79)     (1.66)     (1.56)      (2.88)
                                                               ------------------------------------------------------------------
Net assets value, end of period                                $  19.14    $  22.74    $ 17.14    $ 17.43    $ 14.68     $ 21.35
                                                               ==================================================================
Total Return(a)(b)                                                (3.2%)      38.1%       3.2%      31.4%      12.9%        5.3%
Ratios and supplemental data:
 Net assets, end of period (000)                               $142,293    $100,589    $67,456    $62,157    $35,950     $13,628
 Ratio of expenses to average net assets(c)                        1.2%        1.4%       1.4%       1.4%       1.5%        1.9%*
 Ratio of net investment income to average net assets              2.5%        2.3%       2.6%       3.3%       2.8%        1.8%*
                                                               ------------------------------------------------------------------

                                                                                    YEAR ENDED MARCH 31,
                                                                  ---------------------------------------------------------
                                                                   2001         2000         1999         1998        1997
                                                                  ---------------------------------------------------------
Portfolio turnover rate                                            92.6%        90.9%        78.2%        76.0%       52.3%
                                                                  ---------------------------------------------------------

(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(b) In 2001, the Fund's total return includes the capital contribution by the Advisor. Excluding this item, total return would have been -3.4%, -6.2%, -4.0% and -3.1% for Class A, B, C and I shares, respectively.
(c) After the reimbursement of expenses associated with additional distribution in 2001 equivalent to .01%, .76%, and .11% of average net assets for Class A, Class B and Class C shares, respectively.
 *  Annualized

                                                                         CALAMOS

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:


                                                           CLASS C                                        CLASS I
                                      -------------------------------------------------   ---------------------------------------
                                                                               JULY 5,                                  JUNE 25,
                                                                                1996                                      1997
                                                                               THROUGH                                   THROUGH
                                              YEAR ENDED MARCH 31,            MARCH 31,      YEAR ENDED MARCH 31,       MARCH 31,
                                      -------------------------------------------------------------------------------------------
                                       2001      2000      1999      1998       1997       2001      2000      1999       1998
                                      -------------------------------------------------------------------------------------------
Net asset value, beginning of period  $ 22.62   $ 17.07   $ 17.38   $ 14.63    $13.87     $ 22.82   $ 17.21   $ 17.47    $ 15.88
Income from investment operations:
 Net investment income                   0.34      0.35      0.31      0.40      0.30        0.59      0.55      0.50       0.37
 Net realized and unrealized gain
   (loss) on investments                (1.12)     5.93      0.11      3.92      1.21       (1.12)     5.98      0.09       2.49
                                      -------------------------------------------------------------------------------------------
   Total from investment operations     (0.78)     6.28      0.42      4.32      1.51       (0.53)     6.53      0.59       2.86
                                      -------------------------------------------------------------------------------------------
Capital contribution from Advisor        0.18        --        --        --        --        0.00**      --        --         --
Less distributions:
 Dividends from net investment
   income                               (0.34)    (0.36)    (0.35)    (0.52)    (0.25)      (0.67)    (0.55)    (0.47)     (0.54)
 Dividends from net realized gains      (2.27)    (0.37)    (0.38)    (0.95)    (0.50)      (3.18)    (0.37)    (0.38)     (0.63)
 Distributions paid from capital           --        --        --     (0.10)       --          --        --        --      (0.10)
 Distributions from capital
   contribution                         (0.18)       --        --        --        --       (0.00)**      --       --
                                      -------------------------------------------------------------------------------------------
   Total distributions                  (2.79)    (0.73)    (0.73)    (1.57)    (0.75)      (3.85)    (0.92)    (0.85)     (1.27)
                                      -------------------------------------------------------------------------------------------
Net assets value, end of period       $ 19.23   $ 22.62   $ 17.07   $ 17.38    $14.63     $ 18.44   $ 22.82   $ 17.21    $ 17.47
                                      ===========================================================================================
Total Return(a)(b)                      (3.1%)    37.4%      2.7%     30.8%     11.1%       (3.1%)    38.8%      3.7%      18.8%
Ratios and supplemental data:
 Net assets, end of period (000)      $97,784   $58,679   $30,843   $14,358    $3,094     $30,069   $37,827   $34,725    $35,951
 Ratio of expenses to average net
   assets(c)                             1.9%      1.9%      1.9%      2.0%      2.0%*       0.9%      0.9%      0.9%       0.9%*
 Ratio of net investment income to
   average net assets                    1.8%      1.8%      2.1%      3.0%      2.7%*       2.8%      2.8%      3.1%       2.9%*
                                      -------------------------------------------------------------------------------------------


(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(b) In 2001, the Fund's total return includes the capital contribution by the Advisor. Excluding this item, total return would have been -3.4%, -6.2%, -4.0% and -3.1% for Class A, B, C and I shares, respectively.
(c) After the reimbursement of expenses associated with additional distribution in 2001 equivalent to .01%, .76%, and .11% of average net assets for Class A, Class B and Class C shares, respectively.
 *  Annualized
**  Amounts are less than $0.01 per share.

                                                                         CALAMOS

Convertible Growth and Income Fund

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                                 CLASS A                                 CLASS B
                                                        ----------------------------------------------------------      ---------
                                                                                                                        SEPT. 11,
                                                                                                                          2000
                                                                                                                         THROUGH
                                                                           YEAR ENDED MARCH 31,                         MARCH 31,
                                                        -------------------------------------------------------------------------
                                                         2001         2000         1999         1998         1997         2001
                                                        -------------------------------------------------------------------------
Net asset value, beginning of period                    $ 28.29      $ 18.22      $ 18.59      $ 15.52      $15.62       $28.43
Income from investment operations:
 Net investment income                                     0.61         0.40         0.39         0.34        0.34         0.13
 Net realized and unrealized gain (loss) on
   investments                                            (2.29)       10.34         0.79         5.14        1.52        (2.77)
                                                        -------------------------------------------------------------------------
   Total from investment operations                       (1.68)       10.74         1.18         5.48        1.86        (2.64)
                                                        -------------------------------------------------------------------------
Capital contribution from Advisor                            --           --           --           --          --         2.91
Less distributions:
 Dividends from net investment income                     (0.62)       (0.39)       (0.39)       (0.41)      (0.28)       (0.12)
 Dividends from net realized gains                        (2.73)       (0.28)       (1.16)       (2.00)      (1.68)       (0.10)
 Distributions from capital contribution                     --           --           --           --          --        (2.91)
                                                        -------------------------------------------------------------------------
   Total distributions                                    (3.35)       (0.67)       (1.55)       (2.41)      (1.96)       (3.13)
                                                        -------------------------------------------------------------------------
Net assets value, end of period                         $ 23.26      $ 28.29      $ 18.22      $ 18.59      $15.52       $25.57
                                                        =========================================================================
Total Return(a)(c)                                        (6.8%)       59.8%         6.9%        37.8%       12.9%         1.0%
Ratios and supplemental data:
 Net assets, end of period (000)                        $82,362      $45,440      $18,981      $13,119      $8,408       $5,923
 Ratio of expenses to average net assets(b)(d)             1.4%         1.7%         2.0%         2.0%        2.0%         2.1%*
 Ratio of net investment income to average net
   assets(b)                                               2.6%         1.8%         2.3%         2.0%        2.4%         1.8%*
                                                        -------------------------------------------------------------------------

                                                                                       YEAR ENDED MARCH 31,
                                                                  ---------------------------------------------------------------
                                                                  2001           2000          1999           1998          1997
                                                                  ---------------------------------------------------------------
Portfolio turnover rate                                           81.6%         116.5%         87.5%         115.5%         91.5%
                                                                  ---------------------------------------------------------------

(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(b) After the reimbursement and waiver of normal operating expenses by the Advisor equivalent to 0.0%, 0.0%, 0.0%, 0.0%, and 0.1% of average net assets, respectively for A shares, and 0.0%, 0.0%, 0.0%, 0.0%, and 0.6%* of average net assets, respectively for C shares.
(c) In 2001, the Fund's total return includes the capital contribution by the Advisor. Excluding this item, total return would have been -6.8%, -9.3%, -7.5% and -6.6% for Class A, B, C and I shares, respectively.
(d) After the reimbursement of expenses associated with additional distribution in 2001 equivalent to .20% and .21% of average net assets for Class B and Class C shares, respectively.
 *  Annualized

                                                                         CALAMOS

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                                CLASS C
                                                       ----------------------------------------------------------
                                                                                                        AUGUST 5,
                                                                                                          1996
                                                                                                         THROUGH
                                                                  YEAR ENDED MARCH 31,                  MARCH 31,
                                                       ----------------------------------------------------------
                                                        2001         2000        1999        1998         1997
                                                       ----------------------------------------------------------
Net asset value, beginning of period                   $ 27.99      $18.07      $18.48      $15.50       $14.52
Income from investment operations:
 Net investment income                                    0.37        0.33        0.28        0.26         0.26
 Net realized and unrealized gain (loss) on
   investments                                           (2.25)      10.18        0.82        5.11         1.30
                                                       ----------------------------------------------------------
   Total from investment operations                      (1.88)      10.51        1.10        5.37         1.56
                                                       ----------------------------------------------------------
Capital contribution from Advisor                         0.42          --          --          --           --
Less distributions:
 Dividends from net investment income                    (0.35)      (0.31)      (0.34)      (0.39)       (0.25)
 Dividends from net realized gains                       (2.29)      (0.28)      (1.17)      (0.20)       (0.33)
 Distributions from capital contribution                 (0.42)         --          --          --           --
                                                       ----------------------------------------------------------
   Total distributions                                   (3.06)      (0.59)      (1.51)      (2.39)       (0.58)
                                                       ----------------------------------------------------------
Net assets value, end of period                        $ 23.47      $27.99      $18.07      $18.48       $15.50
                                                       ----------------------------------------------------------
Total Return(a)(c)                                       (5.8%)      58.9%        6.5%       37.1%        10.8%
Ratios and supplemental data:
 Net assets, end of period (000)                       $24.311      $7,302      $2,676      $1,379       $  330
 Ratio of expenses to average net assets(b)(d)            2.1%        2.2%        2.4%        2.5%         2.5%*
 Ratio of net investment income to average net
   assets(b)                                              1.8%        1.3%        1.9%        1.5%         2.4%*
                                                       ----------------------------------------------------------

                                                                      CLASS I
                                                   ---------------------------------------------
                                                                                       SEPT. 18,
                                                                                         1997
                                                                                        THROUGH
                                                        YEAR ENDED MARCH 31,           MARCH 31,
                                                   ---------------------------------------------
                                                    2001        2000        1999         1998
                                                   ---------------------------------------------
Net asset value, beginning of period               $28.44      $18.30      $18.61       $17.96
Income from investment operations:
 Net investment income                               0.73        0.51        0.54         0.22
 Net realized and unrealized gain (loss) on
   investments                                      (2.32)      10.38        0.75         2.14
                                                   ---------------------------------------------
   Total from investment operations                 (1.59)      10.89        1.29         2.36
                                                   ---------------------------------------------
Capital contribution from Advisor                    0.00**        --          --           --
Less distributions:
 Dividends from net investment income               (0.76)      (0.47)      (0.43)       (0.38)
 Dividends from net realized gains                  (3.22)      (0.28)      (1.17)       (1.33)
 Distributions from capital contribution            (0.00)**       --          --           --
                                                   ---------------------------------------------
   Total distributions                              (3.98)      (0.75)      (1.60)       (1.71)
                                                   ---------------------------------------------
Net assets value, end of period                    $22.87      $28.44      $18.30       $18.61
                                                   ---------------------------------------------
Total Return(a)(c)                                  (6.6%)      60.5%        7.5%        14.4%
Ratios and supplemental data:
 Net assets, end of period (000)                   $2,719      $3,171      $1,976       $1,838
 Ratio of expenses to average net assets(b)(d)       1.1%        1.2%        1.3%         1.5%*
 Ratio of net investment income to average net
   assets(b)                                         2.8%        2.3%        2.9%         2.4%*
                                                   ---------------------------------------------

(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(b) After the reimbursement and waiver of normal operating expenses by the Advisor equivalent to 0.0%, 0.0%, 0.0%, 0.0%, and 0.1% of average net assets, respectively for A shares, and 0.0%, 0.0%, 0.0%, 0.0%, and 0.6%* of average net assets, respectively for C shares.
(c) In 2001, the Fund's total return includes the capital contribution by the Advisor. Excluding this item, total return would have been -6.8%, -9.3%, -7.5% and -6.6% for Class A, B, C and I shares, respectively.
(d) After the reimbursement of expenses associated with additional distribution in 2001 equivalent to .20% and .21% of average net assets for Class B and Class C shares, respectively.
*   Annualized
**  Amounts are less than $0.01 per share.

                                                                         CALAMOS

Market Neutral Fund

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                                    CLASS A
                                                                ------------------------------------------------
                                                                              YEAR ENDED MARCH 31,
                                                                ------------------------------------------------
                                                                 2001       2000       1999      1998      1997
                                                                ------------------------------------------------
Net asset value, beginning of period                            $ 13.00    $ 11.72    $11.91    $10.81    $11.07
Income from investment operations:
 Net investment income                                             0.51       0.41      0.32      0.50      0.50
 Net realized and unrealized gain (loss) on investments            0.58       1.54      0.67      1.19      0.29
                                                                ------------------------------------------------
   Total from investment operations                                1.09       1.95      0.99      1.69      0.79
                                                                ------------------------------------------------
Capital contribution from Advisor                                  0.01         --        --        --        --
Less distributions:
 Dividends from net investment income                             (0.51)     (0.41)    (0.32)    (0.55)    (0.68)
 Dividends from net realized gains                                (0.24)     (0.26)    (0.86)    (0.04)    (0.37)
 Distributions from capital contribution                          (0.01)        --        --        --        --
                                                                ------------------------------------------------
   Total distributions                                            (0.76)     (0.67)    (1.18)    (0.59)    (1.06)
                                                                ------------------------------------------------
Net assets value, end of period                                 $ 13.34    $ 13.00    $11.72    $11.91    $10.81
                                                                ------------------------------------------------
Total Return(a)(d)                                                 8.6%      17.1%      8.7%     15.7%      7.4%
Ratios and supplemental data:
 Net assets, end of period (000)                                $73,817    $14,224    $2,089    $1,123    $1,317
 Ratio of expenses to average net assets(b)(c)                     1.5%       2.0%      2.1%      2.1%      2.1%
 Ratio of net investment income to average net assets(b)           5.0%       3.9%      3.1%      3.9%      4.3%
                                                                ------------------------------------------------

                                                                                     YEAR ENDED MARCH 31,
                                                                  ----------------------------------------------------------
                                                                     2001          2000        1999        1998        1997
                                                                  ----------------------------------------------------------
Portfolio turnover rate                                             264.9%        266.0%      192.9%      398.2%      152.5%
                                                                  ----------------------------------------------------------

(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(b) After the reimbursement and waiver of normal operating expenses by the Advisor equivalent to 0.0%, 2.9%, 4.3%, 4.1 and 3.0% of average net assets, respectively, for Class A and 0.0% and 1.5% of average net assets, respectively for Class C.
(c) Includes 0.1%, 0.1%, 0.1%, 0.1%, 0.1%, respectively, related to dividend expense on short positions.
(d) In 2001, the Fund's total return includes the capital contribution by the Advisor. Excluding this item, total return would have been 8.6%, 2.2%, 7.8% and 9.1% for Class A, B, C and I shares, respectively.
 *  Annualized

                                                                         CALAMOS

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                 CLASS B            CLASS C             CLASS I
                                                                ---------    ----------------------    ---------
                                                                SEPT. 11,                 FEB. 16,      MAY 10,
                                                                  2000         YEAR         2000         2000
                                                                 THROUGH       ENDED       THROUGH      THROUGH
                                                                MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,
                                                                ------------------------------------------------
                                                                  2001         2001         2000         2001
                                                                ------------------------------------------------
Net asset value, beginning of period                             $13.63       $ 13.01      $12.82       $ 12.97
Income from investment operations:
  Net investment income                                            0.14          0.46        0.04          0.58
  Net realized and unrealized gain (loss) on investments           0.16          0.54        0.22          0.58
                                                                ------------------------------------------------
    Total from investment operations                               0.30          1.00        0.26          1.16
                                                                ------------------------------------------------
Capital contribution from advisor                                  0.51          0.18          --            --
Less distributions:
  Dividends from net investment income                            (0.14)        (0.37)         --         (0.59)
  Dividends from net realized gains                               (0.01)        (0.14)      (0.07)        (0.29)
  Distributions from capital contribution                         (0.51)        (0.18)         --            --
                                                                ------------------------------------------------
    Total distributions                                           (0.66)        (0.69)      (0.07)        (0.88)
                                                                ------------------------------------------------
Net assets value, end of period                                  $13.78       $ 13.50      $13.01       $ 13.25
                                                                ------------------------------------------------
Total Return(a)(d)                                                 6.0%          9.3%        2.0%          9.1%
Ratios and supplemental data:
  Net assets, end of period (000)                                $2,108       $13,438      $  207       $20,665
  Ratio of expenses to average net assets(b)(c)(e)                 2.3%*         2.3%        2.5%*         1.3%*
  Ratio of net investment income to average net assets(b)          4.3%*         4.3%        3.2%*         5.3%*
                                                                ------------------------------------------------

(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(b) After the reimbursement and waiver of normal operating expenses by the Advisor equivalent to 0.0%, 2.9%, 4.3%, 4.1% and 3.0% of average net assets, respectively for Class A and 0.0% and 1.5% of average net assets, respectively for Class C.
(c) Includes 0.1%, 0.1%, 0.1%, 0.1%, 0.1%, respectively, related to dividend expense on short positions.
(d) In 2001, the Fund's total return includes the capital contribution by the Advisor. Excluding this item, total return would have been 8.6%, 2.2%, 7.8% and 9.1% for Class A, B, C and I shares, respectively.
(e) After the reimbursement of expenses associated with additional distribution in 2001 equivalent to .02% of average net assets for Class C.
 *  Annualized

                                                                         CALAMOS

Growth Fund

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                                                                         CLASS B
                                                                                                                        ---------
                                                                                                                        SEPT. 11,
                                                                                CLASS A                                   2000
                                                      ------------------------------------------------------------       THROUGH
                                                                          YEAR ENDED MARCH 31,                          MARCH 31,
                                                      ---------------------------------------------------------------------------
                                                        2001          2000         1999         1998         1997         2001
                                                      ---------------------------------------------------------------------------
Net asset value, beginning of period                  $  48.17       $ 23.51      $ 20.06      $ 17.04      $15.74       $ 50.67
Income from investment operations:
 Net investment income (loss)                            (0.27)**      (0.56)       (0.30)       (0.01)      (0.09)        (0.31)**
 Net realized and unrealized gain (loss) on
   investments                                           (5.87)        28.35         3.75         8.53        3.14        (10.02)
                                                      ---------------------------------------------------------------------------
   Total from investment operations                      (6.14)        27.79         3.45         8.52        3.05        (10.33)
                                                      ---------------------------------------------------------------------------
Capital contribution from Advisor                           --            --           --           --          --          3.77
Less distributions:
 Dividends from net investment income                       --            --           --           --          --            --
 Dividends from net realized gains                       (4.99)        (3.13)          --        (5.32)      (1.75)        (0.89)
 Distributions paid from capital                            --            --           --        (0.18)         --            --
 Distributions from capital contribution                    --            --           --           --          --         (3.77)
                                                      ---------------------------------------------------------------------------
   Total distributions                                   (4.99)        (3.13)          --        (5.50)      (1.75)        (4.66)
                                                      ---------------------------------------------------------------------------
Net assets value, end of period                       $  37.04       $ 48.17      $ 23.51      $ 20.06      $17.04       $ 39.45
                                                      ---------------------------------------------------------------------------
Total Return(a)(c)                                      (14.2%)       123.4%        17.2%        54.0%       19.1%        (13.0%)
Ratios and supplemental data:
 Net assets, end of period                            $140,353       $40,102      $13,553      $10,374      $6,635       $ 7,158
 Ratio of expenses to average net assets(b)(d)            1.5%          2.0%         2.0%         2.0%        2.0%          2.2%*
 Ratio of net investment income to average net
   assets(b)                                             (0.7%)        (1.7%)       (1.6%)       (1.5%)      (1.3%)        (1.4%)*
                                                      ---------------------------------------------------------------------------

                                                                                   YEAR ENDED MARCH 31,
                                                                  ------------------------------------------------------
                                                                   2001        2000        1999        1998        1997
                                                                  ------------------------------------------------------
Portfolio turnover rate                                            90.9%      175.3%      184.3%      206.1%      173.9%
                                                                  ------------------------------------------------------

(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(b) After the reimbursement and waiver of normal operating expenses by the Advisor equivalent to 0.0% 0.4%, 0.4%, 0.3%, and 0.7% of average net assets, respectively for A shares, 0.0%, 0.5%, 0.5%, 0.4%, and 0.6%* of average net assets, respectively for C shares and 0.0%, 0.4%, 0.3%, and 0.3%* of the average net assets, respectively for I shares.
(c) In 2001, the Fund's total return includes the capital contribution by the Advisor. Excluding this item, total return would have been -14.2%, -20.6%, -14.8% and -13.9% for Class A, B, C and I shares, respectively.
(d) After the reimbursement of expenses associated with additional distribution in 2001 equivalent to 1.17%, .30%, .64% of average net assets for Class B, Class C and Class I shares, respectively.
*   Annualized
** Net investment income (loss) allocated based on average shares outstanding method.

                                                                         CALAMOS

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                             CLASS C                                       CLASS I
                                        -------------------------------------------------   -------------------------------------
                                                                             SEPTEMBER 3,                               SEPT. 18,
                                                                                 1996                                     1997
                                                                               THROUGH                                   THOUGH
                                               YEAR ENDED MARCH 31,           MARCH 31,       YEAR ENDED MARCH 31,      MARCH 31,
                                        -----------------------------------------------------------------------------------------
                                         2001      2000     1999     1998        1997        2001      2000     1999      1998
                                        -----------------------------------------------------------------------------------------
Net asset value, beginning of period    $ 47.16   $23.18   $19.85   $16.98      $17.63      $ 48.73   $23.71   $20.12    $24.32
Income from investment operations:
 Net investment income (loss)             (0.56)**  (1.55)  (0.11)   (0.13)      (0.07)       (0.18)**  (0.39)  (0.21)    (0.11)
 Net realized and unrealized gain
   (loss) on investments                  (5.82)   28.66     3.44     8.50        1.07        (6.10)   28.54     3.80      1.07
                                        -----------------------------------------------------------------------------------------
   Total from investment operations       (6.38)   27.11     3.33     8.37        1.00        (6.28)   28.15     3.59      0.96
                                        -----------------------------------------------------------------------------------------
Capital contribution from Advisor          0.61       --       --       --          --         1.04       --       --        --
Less distributions:
 Dividends from net investment income        --       --       --       --          --           --       --       --        --
 Dividends from net realized gains        (4.06)   (3.13)      --    (5.32)      (1.65)       (3.62)   (3.13)      --     (4.98)
 Distributions paid from capital             --       --       --    (0.18)         --           --       --       --     (0.18)
 Distributions from capital
   contribution                           (0.61)      --       --       --          --        (1.04)      --       --        --
                                        -----------------------------------------------------------------------------------------
   Total distributions                    (4.67)   (3.13)      --    (5.50)      (1.65)       (4.66)   (3.13)      --     (5.16)
                                        -----------------------------------------------------------------------------------------
Net assets value, end of period         $ 36.72   $47.16   $23.18   $19.85      $16.98      $ 38.83   $48.73   $23.71    $20.12
                                        -----------------------------------------------------------------------------------------
Total Return(a)(c)                       (13.4%)  122.2%    16.8%    53.3%        5.4%       (11.6%)  123.9%    17.8%      6.4%
Ratios and supplemental data:
 Net assets, end of period              $52,463   $6,017   $  308   $   41      $    8      $ 7,053   $4,011   $1,792    $1,508
 Ratio of expenses to average net
   assets(b)(d)                            2.2%     2.5%     2.5%     2.5%        2.5%*        1.2%     1.5%     1.5%      1.5%*
 Ratio of net investment income to
   average net assets(b)                  (1.4%)   (2.2%)   (2.1%)   (2.0%)      (1.9%)*      (0.4%)   (1.2%)   (1.1%)    (1.1%)*
                                        -----------------------------------------------------------------------------------------

(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(b) After the reimbursement and waiver of normal operating expenses by the Advisor equivalent to 0.0%, 0.4%, 0.4%, 0.3%, and 0.7% of average net assets, respectively for A shares, 0.0%, 0.5%, 0.5%, 0.4%, and 0.6%* of average net assets, respectively for C shares and 0.0%, 0.4%, 0.3%, and 0.3%* of the average net assets, respectively for I shares.
(c) In 2001, the Fund's total return includes the capital contribution by the Advisor. Excluding this item, total return would have been -14.2%, -20.6%, -14.8% and -13.9% for Class A, B, C and I shares, respectively.
(d) After the reimbursement of expenses associated with additional distribution in 2001 equivalent to 1.17%, .30%, .64% of average net assets for Class B, Class C and Class I shares, respectively.
 *  Annualized
** Net investment income (loss) allocated based on average shares outstanding method.

                                                                         CALAMOS

Global Convertible Fund

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                               CLASS A                                   CLASS B
                                                    --------------------------------------------------------------      ---------
                                                                                                      SEPTEMBER 9,      SEPT. 11,
                                                                                                          1996            2000
                                                                                                        THROUGH          THROUGH
                                                                YEAR ENDED MARCH 31,                   MARCH 31,        MARCH 31,
                                                    -----------------------------------------------------------------------------
                                                     2001         2000         1999        1998           1997            2001
                                                    -----------------------------------------------------------------------------
Net asset value, beginning of period                $  9.24      $  6.61      $ 6.56      $ 5.39         $ 5.00          $ 9.11
Income from investment operations:
  Net investment income                                0.15         0.05        0.02        0.17           0.04            0.26
  Net realized and unrealized gain (loss) on
    investments                                       (1.12)        2.76        0.29        1.42           0.36           (1.31)
                                                    -----------------------------------------------------------------------------
    Total from investment operations                  (0.97)        2.81        0.31        1.59           0.40           (1.05)
                                                    -----------------------------------------------------------------------------
Capital contribution from Advisor                      0.01           --          --          --             --            0.61
Less distributions:
  Dividends from net investment income                (0.47)       (0.04)      (0.13)      (0.28)         (0.01)          (0.38)
  Dividends from net realized gains                   (0.68)       (0.14)      (0.13)      (0.14)            --           (0.10)
  Distributions from capital contribution             (0.01)          --          --          --             --           (0.61)
                                                    -----------------------------------------------------------------------------
    Total distributions                               (1.16)       (0.18)      (0.26)      (0.42)         (0.01)          (1.09)
Net assets value, end of period                     $  7.12      $  9.24      $ 6.61      $ 6.56         $ 5.39          $ 7.58
                                                    -----------------------------------------------------------------------------
Total Return(a)(c)                                   (11.2%)       42.7%        5.1%       30.3%           8.0%           (4.6%)
Ratios and supplemental data:
  Net assets, end of period (000)                   $11,084      $11,520      $6,447      $5,678         $2,926          $   28
  Ratio of expenses to average net assets(b)(d)        1.8%         2.0%        2.0%        2.0%           2.0%            2.5%*
  Ratio of net investment income to average net
    assets(b)                                          1.7%         0.5%        1.3%        1.4%           1.8%            1.0%*
                                                    -----------------------------------------------------------------------------

                                                                                                                     SEPTEMBER 9,
                                                                                                                         1996
                                                                                                                       THROUGH
                                                                                                                      MARCH 31,
                                                           ----------------------------------------------------------------------
                                                                         YEAR ENDED MARCH 31,
                                                            2001          2000           1999          1998              1997
                                                           ----------------------------------------------------------------------
Portfolio turnover rate                                    111.4%         84.6%         106.3%         64.8%           160.4%*
                                                           ----------------------------------------------------------------------

(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(b) After the reimbursement and waiver of normal operating expenses by the Advisor equivalent to 1.1% 1.2%, 1.2%, 1.0%, and 1.8%* of average net assets, respectively for A shares, 1.1% of average net assets for B Shares, 1.1%, 1.5%, 1.5%, 1.2%, and 1.8%* of average net assets, respectively for C shares and 1.1%, 0.9%, 0.9%, and 1.2%* of the average net assets, respectively for I shares.
(c) In 2001, the Fund's total return includes the capital contribution by the Advisor. Excluding this item, total return would have been -11.3%, -11.7%, -11.9% and -11.0% for Class A, B, C and I shares, respectively.
(d) After the reimbursement of expenses associated with additional distribution in 2001 equivalent to .99% and .26% of average net assets for Class B and Class C shares, respectively.
 *  Annualized

                                                                         CALAMOS

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                             CLASS C                                       CLASS I
                                        -------------------------------------------------   -------------------------------------
                                                                                SEPT. 24,                               SEPT. 18,
                                                                                  1996                                    1997
                                                                                 THROUGH                                 THROUGH
                                                YEAR ENDED MARCH 31,            MARCH 31,     YEAR ENDED MARCH 31,      MARCH 31,
                                        -----------------------------------------------------------------------------------------
                                         2001       2000      1999      1998      1997       2001      2000     1999      1998
                                        -----------------------------------------------------------------------------------------
Net asset value, beginning of period    $  9.14    $ 6.57    $ 6.53    $ 5.37    $ 5.00     $  9.24   $ 6.63   $ 6.56    $ 6.18
Income from investment operations:
  Net investment income                    0.11      0.02      0.01      0.15      0.03        0.19     0.08     0.03      0.07
  Net realized and unrealized gain
    (loss) on investments                 (1.14)     2.73      0.27      1.41      0.35       (1.13)    2.72     0.31      0.58
                                        -----------------------------------------------------------------------------------------
    Total from investment operations      (1.03)     2.75      0.28      1.56      0.38       (0.94)    2.80     0.34      0.65
                                        -----------------------------------------------------------------------------------------
Capital contribution from Advisor          0.12        --        --        --        --        0.01       --       --        --
Less distributions:
  Dividends from net investment
    income                                (0.36)    (0.04)    (0.11)    (0.26)    (0.01)      (0.50)   (0.05)   (0.14)    (0.17)
  Dividends from net realized gains       (0.56)    (0.14)    (0.13)    (0.14)       --       (0.71)   (0.14)   (0.13)    (0.10)
  Distributions from capital
    contribution                          (0.12)       --        --        --        --       (0.01)      --       --        --
                                        -----------------------------------------------------------------------------------------
    Total distributions                   (1.04)    (0.18)    (0.24)    (0.40)    (0.01)      (1.22)   (0.19)   (0.27)    (0.27)
                                        -----------------------------------------------------------------------------------------
Net assets value, end of period         $  7.19    $ 9.14    $ 6.57    $ 6.53    $ 5.37     $  7.09   $ 9.24   $ 6.63    $ 6.56
                                        =========================================================================================
Total Return(a)(c)                       (10.4%)    42.0%      4.6%     29.8%      7.6%      (10.9%)   42.5%     5.6%     10.9%
Ratios and supplemental data:
  Net assets, end of period (000)       $ 2,477    $1,409    $  729    $  671    $  390     $   621   $  689   $  484    $  458
  Ratio of expenses to average net
    assets(b)(d)                           2.5%      2.5%      2.5%      2.5%      2.5%*       1.5%     1.5%     1.5%      1.5%*
  Ratio of net investment income to
    average net assets(b)                  1.0%      0.0%      0.8%      0.9%      1.6%*       2.0%     1.0%     1.8%      1.9%*
                                        -----------------------------------------------------------------------------------------

(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(b) After the reimbursement and waiver of normal operating expenses by the Advisor equivalent to 1.1%, 1.2%, 1.2%, 1.0%, and 1.8%* of average net assets, respectively for A shares, 1.1% of average net assets for B Shares, 1.1%, 1.5%, 1.5%, 1.2%, and 1.8%* of average net assets, respectively for C shares and 1.1%, 0.9%, 0.9%, and 1.2%* of the average net assets, respectively for I shares.
(c) In 2001, the Fund's total return includes the capital contribution by the Advisor. Excluding this item, total return would have been -11.3%, -11.7%, -11.9% and -11.0% for Class A, B, C and I shares, respectively.
(d) After the reimbursement of expenses associated with additional distribution in 2001 equivalent to .99% and .26% of average net assets for Class B and Class C shares, respectively.
 *  Annualized

                                                                         CALAMOS

High Yield Fund

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                                                CLASS B      CLASS C
                                                                          CLASS A              ---------    ---------
                                                                ---------------------------    DEC. 21,     DEC. 21,
                                                                  YEAR       AUGUST 1, 1999      2000         2000
                                                                  ENDED         THROUGH         THROUGH      THROUGH
                                                                MARCH 31,      MARCH 31,       MARCH 31,    MARCH 31,
                                                                -----------------------------------------------------
                                                                  2001            2000           2001         2001
Net asset value, beginning of period                             $ 9.53          $10.00         $ 9.39       $ 9.39
Income from investment operations:
  Net investment income                                            0.64            0.33           0.07         0.18
  Net realized and unrealized gain (loss) on investments           0.02           (0.48)          0.38         0.35
                                                                -----------------------------------------------------
    Total from investment operations                               0.66           (0.15)          0.45         0.53
                                                                -----------------------------------------------------
Capital contribution from Advisor                                  0.00**            --           0.23         0.15
Less distributions:
  Dividends from net investment income                            (0.64)          (0.32)         (0.07)       (0.18)
  Distributions from capital contribution                         (0.00)**           --          (0.23)       (0.15)
                                                                -----------------------------------------------------
    Total distributions                                           (0.64)          (0.32)         (0.30)       (0.33)
                                                                -----------------------------------------------------
Net assets value, end of period                                  $ 9.55          $ 9.53         $ 9.77       $ 9.74
                                                                -----------------------------------------------------
Total Return(a)(c)                                                 7.1%           (1.5%)          7.3%         7.2%
Ratios and supplemental data:
  Net assets, end of period (000)                                $2,243          $  728         $   40       $   11
  Ratio of expenses to average net assets(b)(d)                    1.8%            2.0%*          2.5%*        2.5%*
  Ratio of net investment income to average net assets(b)          7.6%            5.9%*          6.8%*        6.8%*

                                                                  YEAR       AUGUST 1, 1999
                                                                  ENDED         THROUGH
                                                                MARCH 31,      MARCH 31,
                                                                ---------------------------
                                                                  2001            2000
                                                                ---------------------------
Portfolio turnover rate                                           19.7%           1.6%*
                                                                ---------------------------

(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(b) After the reimbursement and waiver of normal operating expenses by the Advisor equivalent to 10.6% and 11.1% of average net assets, respectively, for A shares, 10.6% for B shares, and 10.6% for C shares, respectively.
(c) In 2001, the Fund's total return includes the capital contribution by the Advisor. Excluding this item, total return would have been 7.1%, 4.8% and 5.6% for Class A, B and C shares, respectively.
(d) After the reimbursement of expenses associated with additional distribution in 2001 equivalent to .03% of average net assets for Class A.
 *  Annualized
**  Amounts are less than $0.01 per share.

                                                                         CALAMOS

Convertible Technology Fund

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                 CLASS A      CLASS B      CLASS C
                                                                ---------    ---------    ---------
                                                                AUG. 24,     AUG. 24,     AUG. 24,
                                                                  2000         2000         2000
                                                                 THROUGH      THROUGH      THROUGH
                                                                MARCH 31,    MARCH 31,    MARCH 31,
                                                                -----------------------------------
                                                                  2001         2001         2001
                                                                -----------------------------------
Net asset value, beginning of period                             $10.00       $10.00       $10.00
Income from investment operations:
  Net investment income                                            0.12         0.10         0.10
  Net realized and unrealized gain (loss) on
    investments                                                   (2.94)       (2.96)       (2.94)
                                                                -----------------------------------
    Total from investment operations                              (2.82)       (2.86)       (2.84)
                                                                -----------------------------------
Capital contribution from Advisor                                  0.01           --         0.00**
Less distributions:
  Dividends from net investment income                            (0.12)       (0.10)       (0.09)
  Dividends from net realized gains                                  --           --           --
  Distributions from capital contribution                         (0.01)         (--)       (0.00)**
                                                                -----------------------------------
    Total distributions                                           (0.13)       (0.10)       (0.09)
                                                                -----------------------------------
Net assets value, end of period                                  $ 7.06       $ 7.04       $ 7.07
                                                                -----------------------------------
Total Return(a)(c)                                               (28.3%)      (28.7%)      (28.4%)
Ratios and supplemental data:
  Net assets, end of period (000)                                $1,610       $  546       $  608
  Ratio of expenses to average net
    assets(b)*                                                     1.8%         2.5%         2.5%
  Ratio of net investment income to average
    net assets(b)*                                                 2.9%         2.2%         2.2%
                                                                -----------------------------------

                                                                 PERIOD
                                                                  ENDED
                                                                MARCH 31,
                                                                ---------
Portfolio turnover rate*                                         59.7%
                                                                ---------

(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(b) After the reimbursement and waiver of normal operating expenses by the Advisor equivalent to 10.0%* of average net assets for A shares, 10.0%* of average net assets for B shares and 10.0%* of the average net assets for C shares.
(c) In 2001, the Fund's total return includes the capital contribution by the Advisor. Excluding this item, total return would have been -28.3%, -28.7% and -28.4% for Class A, B and C shares, respectively.
 *  Annualized
**  Amounts are less than $0.01

REPORT OF Independent Auditors

The Board of Trustees and Shareholders
CALAMOS INVESTMENT TRUST

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of CALAMOS INVESTMENT TRUST (comprising CALAMOS Convertible Fund, CALAMOS Convertible Growth and Income Fund (formerly CALAMOS Growth and Income Fund), CALAMOS Market Neutral Fund, CALAMOS Growth Fund, CALAMOS Global Convertible Fund (formerly CALAMOS Global Growth and Income
Fund), CALAMOS High Yield Fund and CALAMOS Convertible Technology Fund) as of March 31, 2001 and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2001, by correspondence with the custodian or other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the CALAMOS INVESTMENT TRUST at March 31, 2001, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.

                                                           /S/ ERNST & YOUNG LLP

Chicago, Illinois
May 30, 2001

FOR 24 HOUR SHAREHOLDER ASSISTANCE
800.823.7386

TO OPEN AN ACCOUNT OR OBTAIN INFORMATION
800.582.6959

VISIT OUR WEB-SITE
www.calamos.com

INVESTMENT ADVISOR
CALAMOS(R) ASSET MANAGEMENT, INC.
1111 E. Warrenville Road
Naperville, IL 60563-1463

TRANSFER AGENT
Firstar Mutual Fund Services, LLC
615 E. Michigan St. 3rd floor
Milwaukee, WI 53202

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

LEGAL COUNSEL
Bell, Boyd & Lloyd
Chicago, IL

                                [THE FUNDS ICON]
                          CALAMOS(R) INVESTMENT TRUST